Exhibit 10.2

Execution Version

INDENTURE

dated as of March 18, 2014

by and between

ATLAS U.S. ROYALTY, LLC,

a Delaware limited liability company,

as issuer of the Notes described herein,

and

U.S. BANK NATIONAL ASSOCIATION,

a national banking association,

as initial trustee of the Notes described herein

and as Operating Bank (as defined herein)

i

ARTICLE VII
SUCCESSOR TRUSTEES, REGISTRARS, PAYING AGENTS AND CALCULATION AGENTS

Section 7.1	Resignation and Removal of Trustee, Registrar, Paying Agent or Calculation Agent	61
Section 7.2	Appointment of Successor	62

ARTICLE VIII
INDEMNITY

Section 8.1	Indemnity	63
Section 8.2	Noteholders’ Indemnity	64
Section 8.3	Survival	64

ARTICLE IX
MODIFICATION

Section 9.1	Modification with Consent of Noteholders	64
Section 9.2	Modification Without Consent of Noteholders	65
Section 9.3	Subordination; Priority of Payments	66
Section 9.4	Execution of Amendments by Trustee	67

ARTICLE X
SUBORDINATION

Section 10.1	Subordination of the Notes	67

ARTICLE XI
DISCHARGE OF INDENTURE; SURVIVAL

Section 11.1	Discharge of Indenture; Survival	68
Section 11.2	Release of Security Interest in Certain Collateral	69

ARTICLE XII
MISCELLANEOUS

Section 12.1	Right of Trustee to Perform	69
Section 12.2	Waiver	70
Section 12.3	Severability	70
Section 12.4	Restrictions on Exercise of Certain Rights	70
Section 12.5	Notices	70
Section 12.6	Assignments	71
Section 12.7	Application to Court	71
Section 12.8	GOVERNING LAW	71
Section 12.9	Jurisdiction	72
Section 12.10	Counterparts	73
Section 12.11	Table of Contents and Headings	73

Schedule A	Cumulative Net Sales Requirement, by Quarter, for Issuance of Additional Class A Notes

Annex A	Rules of Construction and Defined Terms

Exhibit A	Form of Class A Note
Exhibit B	Form of Confidentiality Agreement
Exhibit C	Agents for Service of Process
Exhibit D	Coverage of Distribution Report
Exhibit E	UCC Financing Statements
Exhibit F	Form of Certificate of Euroclear or Clearstream for Permanent Regulation S Global Note
Exhibit G	Form of Certificate of Beneficial Owner of Temporary Regulation S Global Note
Exhibit H	Form of Certificate of Euroclear or Clearstream for Payments
Exhibit I	Form of Certificate of Proposed Transferor
Exhibit J	Form of Certificate of Certain Proposed Institutional Accredited Investor Transferees
Exhibit K	Form of Portfolio Interest Certificate

INDENTURE

This INDENTURE, dated as of March 18, 2014, is by and between ATLAS U.S. ROYALTY, LLC, a Delaware limited liability company, as issuer of the Notes described herein, and U.S. BANK NATIONAL ASSOCIATION, a national banking association, as initial trustee of the Notes described herein and as Operating Bank.

GRANTING CLAUSE

NOW, THEREFORE, THIS INDENTURE WITNESSETH, that, in consideration of the premises and the acceptance by the Trustee of the trusts hereby created and of the purchase and acceptance of the Notes by the Noteholders, and for other good and valuable consideration, the receipt of which is hereby acknowledged, in order to secure (i) the prompt payment of the principal of, Premium (if any) and interest on, and all other amounts due with respect to, the Notes from time to time Outstanding hereunder, (ii) the payment of any fees, expenses or other amounts that the Issuer is obligated to pay under or in respect of the Notes or this Indenture, (iii) the payment and performance of all the obligations of the Issuer in respect of any amendment, modification, extension, renewal or refinancing of the Notes and (iv) the performance and observance by the Issuer of all the agreements, covenants and provisions expressed or implied herein and in the Notes for the benefit of the Noteholders (collectively, the “Secured Obligations”) and for the uses and purposes and subject to the terms and provisions hereof, the Issuer does hereby grant, bargain, sell, assign, transfer, convey, mortgage, pledge and confirm unto the Trustee, its successors and assigns, for the security and benefit of the Noteholders from time to time, a security interest in all right, title and interest of the Issuer in, to and under the following described property, rights and privileges (such property, rights and privileges, including all other property, rights and privileges hereafter specifically subjected to the lien of this Indenture or any indenture supplemental hereto, in each case whether now owned or hereafter acquired, being collectively referred to herein as the “Collateral”):

(1) the Purchased Assets;

(2) the Transaction Documents and other agreements to which the Issuer is a party, including those relating to the rights of the Issuer in respect of the sale, contribution, assignment, transfer, conveyance, grant and servicing of the Purchased Assets;

(3) (A) all Accounts established under this Indenture at any time, (B) all amounts from time to time credited to such Accounts, (C) all cash, financial assets and other investment property, instruments, documents, chattel paper, general intangibles, accounts and other property from time to time credited to such Accounts or representing investments and reinvestments of amounts credited to such Accounts and (D) all interest, principal payments, dividends and other distributions payable on or with respect to, and all proceeds of, (i) all property so credited or representing such investments and reinvestments and (ii) such Accounts;

(4) all of the Issuer’s rents, issues, profits, revenues and other income of the property subjected or required to be subjected to the lien of this Indenture;

(5) all other property and assets of the Issuer with respect to which a security interest can be created under Article 9 of the UCC, including all goods, deposit accounts, investment property, financial assets, letter-of-credit rights, supporting obligations, commercial tort claims, accounts, contract rights and general intangibles and all other cash;

(6) all rights of the Issuer (contractual and otherwise) constituting, arising under, connected with or in any way related to any or all of the foregoing property;

(7) all books, records, ledger cards, files, correspondence, computer programs, tapes, disks and related data processing software (owned by the Issuer) that at any time evidence or contain information relating to any of the foregoing property or are otherwise necessary or helpful in the collection thereof or realization thereupon;

(8) all documents of title, policies and certificates of insurance, securities, chattel paper and other documents or instruments evidencing or pertaining to any of the foregoing property of the Issuer; and

(9) all proceeds and products of any and all of the foregoing property;

BUT SUBJECT TO all of the terms and conditions of this Indenture.

HABENDUM CLAUSE

TO HAVE AND TO HOLD all and singular the aforesaid property unto the Trustee, its successors and assigns, in trust for the benefit and security of the Noteholders from time to time of each class of the Notes, without any priority of any one class of Notes over any other class of Notes by reason of difference in time of issuance or otherwise, except as expressly provided herein, and for the uses and purposes and subject to the terms and provisions set forth in this Indenture.

PROVIDED, HOWEVER, that, notwithstanding any of the foregoing provisions or anything to the contrary herein, so long as no Event of Default shall have occurred and be continuing, the Issuer shall have the right, to the exclusion of the Trustee and the Noteholders, to exercise in the Issuer’s name all rights and powers of the Issuer under the Purchase and Sale Agreement and any other agreement (including any other Transaction Documents) to which the Issuer is or may be a party or third party beneficiary (including the Counterparty License Agreement), except as otherwise set forth in any such agreement, and SUBJECT TO all of the terms and conditions of this Indenture.

It is hereby further agreed that any and all property described or referred to in the Granting Clause that is hereafter acquired by the Issuer shall ipso facto, and without any other conveyance, assignment or act on the part of the Issuer or the Trustee, become and be subject to the Security Interest herein granted as fully and completely as though specifically described herein, but nothing contained in this paragraph shall be deemed to modify or change the obligations of the Issuer contained in the foregoing paragraphs.

The Issuer does hereby ratify and confirm this Indenture and the other Transaction Documents to which it is a party and, subject to the other terms of this Indenture, does hereby agree that it will not take or omit to take any action, the taking or omission of which might result in an alteration or impairment of the assignment hereunder or of any of the rights created by any thereof.

It is expressly agreed that anything herein contained to the contrary notwithstanding, the Issuer shall remain liable under the Transaction Documents and any other contracts and agreements included in the Collateral to the extent set forth therein and shall remain obligated to perform all of the duties and obligations of the Issuer thereunder to the same extent as if this Indenture had not been executed in accordance with and pursuant to the terms and provisions thereof, the exercise by the Trustee of any of its rights hereunder shall not release the Issuer from any of its duties or obligations under any such Transaction Documents or other contracts or agreements included in the Collateral, and, prior to the foreclosure of the lien of this Indenture under Section 4.3, the Trustee and the Noteholders shall have no obligation or liability under any thereof by reason of or arising out of this Indenture or the assignment hereunder, nor shall the Trustee or the Noteholders be required or obligated in any manner to perform or fulfill any obligations or duties of the Issuer under or pursuant to any Transaction Document or any other contract or agreement included in the Collateral or, except as herein expressly provided, to make any payment, make any inquiry as to the nature or sufficiency of any payment received by it, present or file any claim or take any action to collect or enforce any claim for payment assigned hereunder or the payment of any amounts that may have been assigned to it or to which it may be entitled at any time or times; provided, however, that, in exercising any right of the Issuer under any Transaction Document or any other contract or agreement included in the Collateral, the Trustee and the Noteholders shall be bound by, and shall comply with, the provisions thereof applicable to the Issuer in respect of the exercise of such right and the confidentiality provisions set forth therein to the extent permitted by Applicable Law.

IT IS HEREBY COVENANTED AND AGREED by and between the parties hereto as follows:

ARTICLE I

GENERAL

Section 1.1 Rules of Construction and Defined Terms. The rules of construction set forth in Annex A shall apply to this Indenture and are hereby incorporated by reference into this Indenture as if set forth fully in this Indenture. Capitalized terms used but not otherwise defined in this Indenture shall have the respective meanings given to such terms in Annex A, which is hereby incorporated by reference into this Indenture as if set forth fully in this Indenture. Not all terms defined in Annex A are used in this Indenture.

Section 1.2 Officer’s Certificates and Opinions. Upon any application or request by the Issuer to the Trustee to take any action under any provision of this Indenture (other than directions under Sections 2.5(d), 3.2, 3.3, 3.6(c), 3.7 and 11.2, which shall require neither an Officer’s Certificate nor an Opinion of Counsel, and direction under Section 3.8 and 3.9, which shall require only an Officer’s Certificate), the Issuer shall furnish to the Trustee an Officer’s Certificate stating that, in the opinion of the signer thereof in his or her capacity as such, all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with, and an Opinion of Counsel stating that, in the opinion of such counsel, all such conditions precedent, if any, have been complied with, except that, in the case of any such application or request as to which the furnishing of such documents is specifically required by any provision of this Indenture relating to such particular application or request, no additional Officer’s Certificate or Opinion of Counsel need be furnished.

Every Officer’s Certificate or Opinion of Counsel with respect to compliance with a condition precedent or covenant provided for in this Indenture (other than certificates or opinions provided pursuant to Section 5.3) or any indenture supplemental hereto (except as otherwise specified therein) shall include:

(a) a statement that each individual signing such certificate or opinion has read such condition precedent or covenant and the definitions in this Indenture relating thereto;

(b) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

(c) a statement to the effect that, in the opinion of each such individual in his or her capacity as such, he or she has made such examination or investigation as is necessary to enable him or her to express an informed opinion as to whether or not such condition precedent or covenant has been complied with; and

(d) a statement as to whether, in the opinion of each such individual, such condition precedent or covenant has been complied with.

Section 1.3 Acts of Noteholders.

(a) Any direction, consent, waiver or other action provided by this Indenture in respect of the Notes of any class to be given or taken by Noteholders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Noteholders in person or by an agent or proxy duly appointed in writing, and, except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Trustee or to the Issuer. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the “Act” of the Noteholders signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose under this Indenture and conclusive in favor of the Trustee or the Issuer, if made in the manner provided in this Section 1.3(a).

(b) The fact and date of the execution by any Person of any such instrument or writing may be proved by the certificate of any notary public or other officer of any jurisdiction authorized to take acknowledgments of deeds or administer oaths that the Person executing such instrument acknowledged to him or her the execution thereof, or by an affidavit of a witness to such execution sworn to before any such notary or such other officer and, where such execution is by an officer of a corporation or association, trustee of a trust or member of a partnership, on behalf of such corporation, association, trust or partnership, such certificate or affidavit shall also constitute sufficient proof of his or her authority. The fact and date of the execution of any such instrument or writing, or the authority of the Person executing the same, may also be proved in any other reasonable manner that the Trustee deems sufficient.

(c) In determining whether the Noteholders have given any Direction under this Indenture, Notes owned by the Issuer, the Equityholder or any Affiliate of any such Person shall be disregarded and deemed not to be Outstanding for purposes of any such determination. In determining whether the Trustee shall be protected in relying upon any such Direction, only Notes that a Responsible Officer of the Trustee actually knows to be so owned shall be so disregarded. Notwithstanding the foregoing, if any such Person or Persons owns 100% of the Notes of any class Outstanding, such Notes shall not be so disregarded as aforesaid.

(d) Notwithstanding the definition of “Record Date”, the Issuer may, at its option, by delivery of Officer’s Certificate(s) to the Trustee, set a record date other than the Record Date to determine the Noteholders in respect of the Notes of any class entitled to give any Direction in respect of such Notes. Such record date shall be the record date specified in such Officer’s Certificate, which shall be a date not more than 30 days prior to the first solicitation of Noteholders in connection therewith. If such a record date is fixed, such Direction may be given before or after such record date, but only the Noteholders of the applicable class at the close of business on such record date shall be deemed to be Noteholders for the purposes of determining whether Noteholders holding the requisite proportion of Outstanding Notes of such class have authorized, agreed or consented to such Direction, and for that purpose the Outstanding Notes of such class shall be computed as of such record date; provided, that no such Direction by the Noteholders on such record date shall be deemed effective unless it shall become effective pursuant to the provisions of this Indenture not later than one year after the record date.

(e) Any Direction or other action by the Noteholder of any Note shall bind the Noteholder of every Note issued upon the transfer thereof, in exchange therefor or in lieu thereof, whether or not notation of such action is made upon such Note, and any Direction or other action by the Beneficial Holder of any Beneficial Interest in any Note shall bind any transferee of such Beneficial Interest.

ARTICLE II

THE NOTES

Section 2.1 Amount of Notes; Terms; Form; Execution and Delivery.

(a) The Outstanding Principal Balance of any class of Notes that may be authenticated and delivered from time to time under this Indenture shall not exceed, with respect to the Original Class A Notes, the initial Outstanding Principal Balance for the Original Class A Notes in the amount of $45,000,000, as set forth in the definition thereof, with respect to any Additional Class A Notes, $25,000,000, or, with respect to any class (or sub-class) of Subordinated Notes or any class of Refinancing Notes, the Outstanding Principal Balance authorized in the Resolution and set forth in an indenture supplemental hereto establishing such Subordinated Notes or Refinancing Notes; provided, that (i) any Additional Class A Notes shall be issued in accordance with Section 2.1(g), (ii) any Refinancing Notes shall be issued in accordance with Section 2.15 and (iii) any Subordinated Notes shall be issued in accordance with Section 2.16.

(b) There shall be issued, authenticated and delivered on the Closing Date and on the date of issuance of any Additional Class A Notes, any Subordinated Notes or any Refinancing Notes to each of the Noteholders Notes in the principal amounts and maturities and bearing the interest rates, in each case in registered form and, in the case of the Original Class A Notes and any Additional Class A Notes, substantially in the form set forth in Exhibit A or, in the case of any Subordinated Notes or any Refinancing Notes, substantially in the form set forth in any indenture supplemental hereto, with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture, and may have such letters, numbers or other marks of identification and such legends or endorsements typewritten, printed, lithographed or engraved thereon, as may, consistently herewith, be prescribed by the Trustee. The Trustee shall authenticate Notes and make Notes available for delivery only upon the written order of the Issuer signed by a Responsible Officer of the Issuer. Such order shall specify the aggregate principal amount and type of Notes to be authenticated, the date of issue, whether they are to be issued as Global Notes or Definitive Notes and delivery instructions.

Notes, if so provided herein or in any indenture supplemental hereto, shall be issued in the form of permanent certificated Notes in definitive, registered form in substantially the form set forth in Exhibit A (collectively with any definitive, fully registered Notes issued pursuant to Section 2.10(b), the “Definitive Notes”). Definitive Notes of each class shall be typewritten, printed, lithographed or engraved or produced by any combination of these methods.

Any Notes offered and sold to QIBs in reliance on Rule 144A shall be issued initially in the form of one or more permanent global certificates in fully registered form without payment coupons, substantially in the form set forth in the applicable Exhibit to this Indenture or in any indenture supplemental hereto (each, a “144A Global Note”), registered in the name of the nominee of DTC, deposited with the Trustee as custodian for DTC, duly executed by the Issuer and authenticated by the Trustee as hereinafter provided. The aggregate principal amount of each 144A Global Note may from time to time be increased or decreased by adjustments made on the books and records of the Registrar, as hereinafter provided.

Any Notes offered and sold to Institutional Accredited Investors in offshore transactions in reliance on Regulation S shall be issued initially in the form of one or more temporary global Notes in registered form substantially in the form set forth in the applicable Exhibit to this Indenture or in any indenture supplemental hereto (each, a “Temporary Regulation S Global Note”), registered in the name of the nominee of DTC, deposited with the Trustee, as custodian for DTC, duly executed by the Issuer and authenticated by the Trustee as hereinafter provided. At any time following the applicable Regulation S Global Note Exchange Date, upon receipt by the Trustee and the Issuer of a certificate substantially in the form of Exhibit F, executed by Euroclear or Clearstream, as the case may be, together with copies of certificates from Euroclear or Clearstream, as the case may be, certifying that it has received certification of non-U.S. beneficial ownership of a Temporary Regulation S Global Note (or portion thereof) with respect to any Notes to be exchanged, one or more permanent Global Notes for such Notes in registered form substantially in the form set forth in the applicable Exhibit to this Indenture or in any indenture supplemental hereto (each, a “Permanent Regulation S Global Note” and, together with each Temporary Regulation S Global Note, the “Regulation S Global Notes”) duly executed by the Issuer and authenticated by the Trustee as hereinafter provided shall be deposited with the Trustee, as custodian for DTC, and the Registrar shall reflect on its books and records the date and a decrease in the principal amount of the Temporary Regulation S Global Note of such class in an amount equal to the principal amount of such Temporary Regulation S Global Note exchanged. Until the Regulation S Global Note Exchange Date with respect to any Temporary Regulation S Global Note, Beneficial Interests in such Temporary Regulation S Global Note may be held only through Agent Members acting for and on behalf of Euroclear and Clearstream.

(c) Interest shall accrue on any class of Fixed Rate Notes from the date of issuance of such Fixed Rate Notes and shall be computed for each Interest Accrual Period on the basis of a 360-day year consisting of twelve 30-day months on the Outstanding Principal Balance of such Notes. Interest shall accrue on any class of Floating Rate Notes from the date of issuance of such Floating Rate Notes and shall be computed for each Interest Accrual Period on the basis of a 360-day year and the actual number of days elapsed in such Interest Accrual Period on the Outstanding Principal Balance of such Notes. If any interest payment is not made when due on a Payment Date, the unpaid portion of such interest payment will accrue interest at the rate then applicable to the Notes, compounded quarterly, until paid in full.

(d) On the date of any Refinancing, the Issuer shall issue and deliver, as provided in Section 2.15, an aggregate principal amount of Refinancing Notes having the maturities and bearing the interest rates and such other terms authorized by one or more Resolutions and set forth in any indenture supplemental hereto providing for the issuance of such Refinancing Notes or specified in the form of such Refinancing Notes, in each case in accordance with Section 2.15.

(e) On the date of any Subordinated Note Issuance, the Issuer shall issue and deliver, as provided in Section 2.16, an aggregate principal amount of Subordinated Notes having the maturities and bearing the interest rates and such other terms authorized by one or more Resolutions and set forth in any indenture supplemental hereto providing for the issuance of such Subordinated Notes or specified in the form of such Subordinated Notes, in each case in accordance with Section 2.16.

(f) The Notes shall be executed on behalf of the Issuer by the manual or facsimile signature of a Responsible Officer of the Issuer or any individual authorized to do so by a Responsible Officer of the Issuer.

(g) As long as no Event of Default has occurred and is continuing, if the Milestone Payment of $15,000,000 related to the successful completion of the FDA mandated studies for the Product has been applied to the payment of interest on and principal of the Notes pursuant to Section 3.6(a) and cumulative Net Sales of the Product from January 1, 2014 through the end of the calendar quarter in which such Milestone Payment was made (as evidenced by one or more reports of Counterparty) equal or exceed the applicable amount for the applicable calendar quarter set forth in Schedule A, then the Issuer may issue and deliver, no later than six months after the end of such calendar quarter, in accordance with this Section 2.1(g), Additional Class A Notes in an aggregate principal amount up to $25,000,000 substantially in the form set forth in Exhibit A without the consent of any Noteholder. The Additional Class A Notes shall have the same terms as the Original Class A Notes, except that the issuance price, the issuance date and the initial Payment Date may vary. Notwithstanding the foregoing, the Additional Class A Notes shall be treated as a single class with the Original Class A Notes for all purposes hereunder and will rank pari passu in right of payment and security with the Original Class A Notes. If the Issuer determines that any Additional Class A Notes are issued as part of a “qualified reopening” for U.S. federal income tax purposes, such Additional Class A Notes will have the same CUSIP number as the Original Class A Notes. If the Issuer determines that any such Additional Class A Notes are not issued as part of such a “qualified reopening”, any such Additional Class A Notes will be required to have a CUSIP number that is different than the CUSIP number of the Original Class A Notes, and therefore, will not be fungible with the Original Class A Notes for U.S. federal income tax purposes. On the date of issuance, if any, of Additional Class A Notes, as a condition to the issuance of such Additional Class A Notes, the Issuer shall deliver to the Trustee, in addition to the written order of the Issuer pursuant to Section 2.1(b), an Officer’s Certificate complying with Section 1.2 and certifying that the cumulative Net Sales of the Product equal or exceed the applicable amount set forth in Schedule A and shall issue and deliver the aggregate principal amount of Additional Class A Notes set forth in such written order and as authorized by one or more Resolutions. There are no limitations on the use of proceeds from the issuance of any such Additional Class A Notes, including making distributions to the Equityholder. Prior to the issuance of any such Additional Class A Notes, any or all of the following, as applicable, with respect to such issuance of Additional Class A Notes shall have been determined by the Issuer and set forth in such Resolution and in any indenture supplemental hereto or specified in the form of such Additional Class A Notes, as the case may be, with respect to such Additional Class A Notes to be issued:

(i)	the aggregate principal amount of any such Additional Class A Notes;

(ii)	the proposed date of issuance of such Additional Class A Notes; and

(iii)	the use of proceeds of such Additional Class A Notes.

(h) Each Note bearing the manual or facsimile signature of any individual who at the time such Note was executed was authorized to execute such Note by a Responsible Officer of the Issuer shall bind the Issuer, notwithstanding that any such individual has ceased to hold such authority thereafter but prior to the authentication and delivery of such Notes or any payment thereon.

(i) At any time and from time to time after the execution of any Notes, the Issuer may deliver such Notes to the Trustee for authentication and, subject to the provisions of Section 2.1(j), the Trustee shall authenticate such Notes by manual signature upon receipt by it of a written order of the Issuer. The Notes shall be authenticated on behalf of the Trustee by any Responsible Officer of the Trustee.

(j) No Note shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose, unless it shall have been executed on behalf of the Issuer as provided in Section 2.1(f) and authenticated by or on behalf of the Trustee as provided in Section 2.1(i). Such signatures shall be conclusive evidence that such Note has been duly executed and authenticated under this Indenture. Each Note shall be dated the date of its authentication.

Section 2.2 Restrictive Legends. Each Note (and all Notes issued in exchange therefor or upon registration of transfer or substitution thereof) shall bear the following legend on the face thereof (the “Legend”):

NEITHER THIS NOTE NOR ANY INTEREST HEREIN HAS BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), THE SECURITIES LAWS OF ANY STATE OR THE SECURITIES LAWS OF ANY OTHER JURISDICTION, NOR IS SUCH REGISTRATION CONTEMPLATED. NEITHER THIS NOTE NOR ANY INTEREST HEREIN MAY BE ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED, SOLD OR OFFERED FOR SALE OR OTHERWISE DISPOSED OF IN THE ABSENCE OF AN EXEMPTION FROM SUCH REGISTRATION THEREUNDER AND ANY OTHER APPLICABLE SECURITIES LAW REGISTRATION REQUIREMENTS. EACH PERSON OR ENTITY THAT ACQUIRES OR ACCEPTS THIS NOTE OR AN INTEREST HEREIN BY SUCH ACQUISITION OR ACCEPTANCE (1) REPRESENTS THAT (A) IT IS A QUALIFIED INSTITUTIONAL BUYER (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) AND, IF SUBSEQUENT TO THE INITIAL ACQUISITION HEREOF, IS PURCHASING THIS NOTE IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A UNDER THE SECURITIES ACT, OR (B) IT IS AN INSTITUTIONAL ACCREDITED INVESTOR AS DEFINED IN SUBPARAGRAPH (a) (1), (2), (3) OR (7) OF RULE 501 UNDER THE SECURITIES ACT (AN “INSTITUTIONAL ACCREDITED INVESTOR”) THAT IS NOT A U.S. PERSON AND IS ACQUIRING THIS NOTE IN AN OFFSHORE TRANSACTION IN COMPLIANCE WITH RULE 903 OR 904 OF REGULATION S UNDER THE SECURITIES ACT, (2) AGREES THAT IT WILL NOT OFFER, SELL OR OTHERWISE TRANSFER THIS NOTE OR AN INTEREST HEREIN, EXCEPT (A) TO ALEXZA PHARMACEUTICALS, INC. (THE “SELLER”), THE ISSUER OR ANY OF THEIR RESPECTIVE SUBSIDIARIES, (B) FOR SO LONG AS THIS NOTE IS ELIGIBLE FOR RESALE PURSUANT TO RULE 144A UNDER THE SECURITIES ACT, TO AN ENTITY IT REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER, TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A UNDER THE SECURITIES ACT OR (C) TO AN INSTITUTIONAL ACCREDITED INVESTOR THAT IS PURCHASING THIS NOTE OR AN INTEREST HEREIN, AS THE CASE MAY BE, IN COMPLIANCE WITH RULE 903 OR 904 OF REGULATION S UNDER THE SECURITIES ACT AND (3) AGREES THAT IT WILL GIVE TO EACH PERSON OR ENTITY TO WHOM THIS NOTE OR AN INTEREST HEREIN IS TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND. THE TERMS “OFFSHORE TRANSACTION” AND “U.S. PERSON” HAVE THE RESPECTIVE MEANINGS GIVEN TO THEM BY REGULATION S UNDER THE SECURITIES ACT. THE INDENTURE REFERRED TO HEREINAFTER CONTAINS A PROVISION REQUIRING THE REGISTRAR APPOINTED THEREUNDER TO REFUSE TO REGISTER ANY TRANSFER OF THIS NOTE IN VIOLATION OF THE FOREGOING RESTRICTIONS.

BY ITS PURCHASE AND ACCEPTANCE OF THIS NOTE, EACH PURCHASER WILL BE DEEMED TO HAVE REPRESENTED AND WARRANTED THAT EITHER (I) NO PLAN ASSETS (AS DEFINED BELOW) WILL BE USED TO PURCHASE THIS NOTE OR (II) PLAN ASSETS WILL BE USED TO PURCHASE THIS NOTE BUT (A) THE PURCHASE AND HOLDING OF THIS NOTE WILL NOT CONSTITUTE A NON-EXEMPT PROHIBITED TRANSACTION UNDER THE U.S. EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED (“ERISA”), OR THE U.S. INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”), BY REASON OF THE APPLICATION OF ONE OR MORE STATUTORY OR ADMINISTRATIVE EXEMPTIONS OR OTHERWISE AND WILL NOT CONSTITUTE A VIOLATION OF SIMILAR LAWS OR (B) SUCH ASSETS ARE NOT CONSIDERED PLAN ASSETS BY REASON OF BEING HELD IN A SEPARATE ACCOUNT OF AN INSURANCE COMPANY, UNDER WHICH AMOUNTS PAYABLE OR CREDITED TO THE PLAN AND TO ANY PARTICIPANT OR BENEFICIARY OF THE PLAN ARE NOT AFFECTED BY THE INVESTMENT PERFORMANCE OF THE SEPARATE ACCOUNT. “PLAN ASSETS” HAS THE MEANING GIVEN TO IT BY SECTION 3(42) OF ERISA AND REGULATIONS OF THE U.S. DEPARTMENT OF LABOR, BUT ALSO INCLUDES ASSETS OF AN EMPLOYEE BENEFIT PLAN (WITHIN THE MEANING OF SECTION 3(3) OF ERISA) SUBJECT TO LAWS OR REGULATIONS THAT ARE SUBSTANTIALLY SIMILAR TO SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE.

THIS NOTE MAY NOT BE RESOLD OR TRANSFERRED EXCEPT AS SET FORTH IN THE INDENTURE REFERRED TO HEREINAFTER, AND, IN ADDITION, EACH PERSON OR ENTITY THAT ACQUIRES OR ACCEPTS THIS NOTE OR AN INTEREST HEREIN BY SUCH ACQUISITION OR ACCEPTANCE AGREES TO COMPLY WITH THE TRANSFER RESTRICTIONS SET FORTH IN SUCH INDENTURE, AND FURTHER ACKNOWLEDGES AND AGREES TO THE PROVISIONS SET FORTH IN SUCH INDENTURE.

THIS NOTE IS ISSUED WITH ORIGINAL ISSUE DISCOUNT UNDER SECTIONS 1272, 1273 AND 1275 OF THE CODE AND IS SUBJECT TO THE RULES FOR CONTINGENT PAYMENT DEBT INSTRUMENTS UNDER U.S. TREASURY REGULATION SECTION 1.1275-4(b). FOR INFORMATION REGARDING THE ISSUE PRICE, THE AMOUNT OF ORIGINAL ISSUE DISCOUNT, THE ISSUE DATE, THE YIELD TO MATURITY, THE COMPARABLE YIELD AND THE PROJECTED PAYMENT SCHEDULE FOR THIS NOTE, YOU SHOULD SUBMIT A WRITTEN REQUEST TO THE ISSUER AT THE FOLLOWING ADDRESS: 2091 STIERLIN COURT, MOUNTAIN VIEW, CALIFORNIA 94043, ATTENTION: CHIEF FINANCIAL OFFICER.

Each Global Note shall also bear the following legend on the face thereof:

UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION, TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY (AND ANY PAYMENT HEREON IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON OR ENTITY IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

TRANSFERS OF THIS NOTE SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO NOMINEES OF CEDE & CO. OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR’S NOMINEE AND TRANSFERS OF PORTIONS OF THIS NOTE SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN THE INDENTURE REFERRED TO HEREINAFTER.

Each Temporary Regulation S Global Note shall also bear the following legend on the face thereof:

THIS NOTE IS A TEMPORARY REGULATION S GLOBAL NOTE WITHIN THE MEANING OF THE INDENTURE REFERRED TO HEREINAFTER AND IS SUBJECT TO RESTRICTIONS ON THE TRANSFER AND EXCHANGE THEREOF AND ON THE PAYMENT OF INTEREST THEREON AS SPECIFIED IN THE INDENTURE REFERRED TO HEREINAFTER.

Section 2.3 Registrar, Paying Agent and Calculation Agent.

(a) With respect to each class of Notes, there shall at all times be maintained an office or agency (which shall initially be the Corporate Trust Office) where the Notes of such class may be presented or surrendered for registration of transfer or for exchange (including any additional registrar, each, a “Registrar”) and for payment thereof (including any additional paying agent, each, a “Paying Agent”) and where notices and demands to or upon the Issuer in respect of such Notes may be served. The Trustee shall be the initial Paying Agent and Registrar. The Issuer shall cause each Registrar to keep a register of such class of Notes for which it is acting as Registrar and of their transfer and exchange (the “Register”). Written notice of the location of each such other office or agency and of any change of location thereof shall be given by the Trustee to the Issuer and the Noteholders of such class of Notes. In the event that no such office or agency shall be maintained or no such notice of location or of change of location shall be given, presentations and demands may be made and notices may be served at the Corporate Trust Office.

(b) The Trustee shall act as the Calculation Agent hereunder. To the extent not otherwise specifically provided herein, the Trustee shall furnish to the Calculation Agent, and the Calculation Agent shall furnish to the Trustee, upon written request such information and copies of such documents as the Trustee or the Calculation Agent may have and as are necessary for the Calculation Agent and the Trustee to perform their respective duties under Article III or otherwise. So long as there are Floating Rate Notes Outstanding under this Indenture, there shall at all times be a Calculation Agent. Upon the request of a Noteholder of Floating Rate Notes, the Calculation Agent will provide to such Noteholder the interest rate borne by such Floating Rate Notes on the date of such request and, if determined, the interest rate borne by such Floating Rate Notes for the next Interest Accrual Period.

(c) Each Authorized Agent shall be a bank, trust company or corporation organized and doing business under the laws of the U.S., any state or territory thereof or of the District of Columbia, with a combined capital and surplus of at least $50,000,000 (or having a combined capital and surplus in excess of $5,000,000 and the obligations of which, whether now in existence or hereafter incurred, are fully and unconditionally Guaranteed by a bank, trust company or corporation organized and doing business under the laws of the U.S., any state or territory thereof or of the District of Columbia and having a combined capital and surplus of at least $50,000,000) and shall be authorized under the laws of the U.S., any state or territory thereof or the District of Columbia to exercise corporate trust powers, subject to supervision by federal or state authorities (such requirements, the “Eligibility Requirements”). Each Registrar other than the Trustee shall furnish to the Trustee, at least five Business Days prior to each Payment Date, and at such other times as the Trustee may request in writing, a copy of the Register maintained by such Registrar.

(d) The Issuer agrees to pay, or cause to be paid, from time to time to each Authorized Agent reasonable compensation for its services and to reimburse it for its reasonable expenses to be agreed with each such Authorized Agent.

(e) Each Authorized Agent shall be entitled to all of the protections, immunities, indemnities, rights and privileges of the Trustee set forth in this Indenture, whether or not expressly stated herein.

Section 2.4 Paying Agent to Hold Money in Trust. The Trustee shall require each Paying Agent other than the Trustee to agree in writing that all moneys deposited with any Paying Agent for the purpose of any payment on the Notes shall be deposited and held in trust for the benefit of the Noteholders entitled to such payment, subject to the provisions of this Section 2.4. Moneys so deposited and held in trust shall constitute a separate trust fund for the benefit of the Noteholders with respect to which such money was deposited.

The Trustee may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture or for any other purpose, direct any Paying Agent to pay to the Trustee all sums held in trust by such Paying Agent, and, upon such payment by any Paying Agent to the Trustee, such Paying Agent shall be released from all further liability with respect to such money.

Section 2.5 Method of Payment.

(a) On each Payment Date, the Trustee shall, or shall instruct a Paying Agent to, pay, subject to Section 3.6, to the extent of the Available Collections Amount for such Payment Date and any funds withdrawn from the Interest Reserve Account or the Capital Account by the Trustee pursuant to Section 3.7, to the Noteholders all interest, principal and Premium, if any, on each class of Notes in the amounts determined by the Calculation Agent pursuant to Section 3.4; provided, that payment on a Temporary Regulation S Global Note shall be made to the Noteholder thereof only in conformity with Section 2.5(c). Each payment on any Payment Date other than the final payment with respect to any class of Notes shall be made by the Trustee or Paying Agent to the Noteholders as of the Record Date for such Payment Date. The final payment with respect to any class of Notes, however, shall be made only upon presentation and surrender of such Note by the Noteholder or its agent at an office or agency of the Trustee or Paying Agent in New York City.

(b) At such time, if any, as the Notes of any class are issued in the form of Definitive Notes, payments on a Payment Date shall be made by the Trustee or the Paying Agent by check mailed to each Noteholder of a Definitive Note on the applicable Record Date at its address appearing on the Register maintained with respect to such class of Notes. Alternatively, upon application in writing to the Trustee, not later than the applicable Record Date, by a Noteholder holding Definitive Notes, any such payments shall be made by wire transfer to an account designated by such Noteholder at a financial institution in New York City; provided, that, in each case, the final payment for any class of Notes shall be made only upon presentation and surrender of the Definitive Notes of such class by the Noteholder or its agent at an office or agency of the Trustee or Paying Agent in New York City. Payments in respect of the Notes represented by a Global Note (including principal, Premium, if any, and interest) shall be made by wire transfer of immediately available funds to the account specified by DTC.

(c) The beneficial owner of a Temporary Regulation S Global Note may arrange to receive payments through Euroclear or Clearstream on such Temporary Regulation S Global Note only after delivery by such beneficial owner to Euroclear or Clearstream, as the case may be, of a written certification substantially in the form of Exhibit G and upon delivery by Euroclear or Clearstream, as the case may be, to the Paying Agent of a certification or certifications substantially in the form of Exhibit H. No interest shall be paid to any beneficial owner and no interest shall be paid to Euroclear or Clearstream on such beneficial owner’s interest in a Temporary Regulation S Global Note unless Euroclear or Clearstream, as the case may be, has provided such a certification to the Paying Agent with respect to such interest.

(d) To the extent that the full Interest Amount due on the Notes is not paid in full on any Payment Date and funds are deposited into the Collection Account or the Capital Account following such Payment Date but prior to the third Business Day prior to the succeeding Calculation Date, at the written direction of the Issuer (and, in the case of the Capital Account, the Equityholder), only to the extent of Dollars on deposit in the Collection Account and, if directed by the Issuer and the Equityholder, the Capital Account, notwithstanding anything to the contrary in this Indenture, the Trustee shall use such funds (subject to the requirement in Section 3.7 that such a withdrawal shall be made from the Capital Account in respect of not more than six Payment Dates in total and not more than three consecutive Payment Dates) to pay to the Noteholders of record the overdue Interest Amount; provided, that all Expenses with respect to such preceding Payment Date contemplated by Section 3.6(a)(ii) and all Expenses for which the Issuer has previously submitted supporting documentation pursuant to and as contemplated by Section 3.6(c), in each case, shall have been paid. With each such payment, the Trustee shall make available a brief statement to Noteholders eligible to access Distribution Reports indicating the aggregate amount of funds received and the balance of overdue interest (an interest thereon) to which any such payment is being applied. Any such payment of overdue Interest Amount shall be made to the Noteholders of record as of the third Business Day preceding the date of each such payment. Any funds that are deposited on or after the third Business Day prior to the succeeding Calculation Date shall be held in the Collection Account or the Capital Account, as applicable, and applied in accordance with this Indenture on the succeeding Payment Date.

(e) The payment of any Interest Amount in respect of a class of Notes on a particular Payment Date shall be deemed allocated first to any unpaid Interest Amount due prior to such Payment Date (together with Additional Interest thereon) and second to any Interest Amount due on such Payment Date.

(f) If the Final Legal Maturity Date with respect to the Original Class A Notes and any Additional Class A Notes is not a Business Day, the payment scheduled to be made on such Final Legal Maturity Date shall be made on the succeeding Business Day without the payment of Additional Interest.

Section 2.6 Minimum Denominations. Each class of Notes shall be issued in minimum denominations of $250,000 or integral multiples of $1,000 in excess thereof.

Section 2.7 Transfer and Exchange; Cancellation. The Notes are issuable only in fully registered form without coupons. A Noteholder may transfer a Note only by written application to the Registrar stating the name of the proposed transferee and otherwise complying with the terms of this Indenture. No such transfer shall be effected until, and such proposed transferee shall succeed to the rights of a Noteholder only upon, final acceptance and registration of the transfer by the Registrar.

Prior to the due presentment for registration of transfer of a Note and satisfaction of the requirements specified in the last sentence of the preceding paragraph, the Issuer and the Trustee may deem and treat the applicable registered Noteholder as the absolute owner and holder of such Note for the purpose of receiving payment of all amounts payable with respect to such Note and for all other purposes and shall not be affected by any notice to the contrary. The sole registered holder of a Global Note shall be DTC. The Registrar (if different from the Trustee) shall promptly notify the Trustee in writing and the Trustee shall promptly notify the Issuer of each request for a registration of transfer of a Note by furnishing the Issuer a copy of such request.

Furthermore, any Beneficial Holder of a Global Note shall, by acceptance of a Beneficial Interest therein, agree that, subject to Section 2.10(b) and Section 2.11, transfers of Beneficial Interests in such Global Note may be effected only through a book-entry system maintained by DTC and that ownership of a Beneficial Interest in such Global Note shall be reflected in a book-entry system maintained by DTC (and/or the Agent Members) in accordance with the applicable procedures of DTC (and/or the Agent Members). When Notes are presented to the Registrar with a request to register the transfer or to exchange them for an equal principal amount of Notes of other authorized denominations, the Registrar shall register the transfer or make the exchange as requested if its requirements for such transactions are met (including, in the case of a transfer, that such Notes are duly endorsed or accompanied by a written instrument of transfer in form satisfactory to the Trustee and Registrar duly executed by the Noteholder thereof or by an attorney who is authorized in writing to act on behalf of the Noteholder). To permit registrations of transfers and exchanges, the Issuer shall execute and the Trustee shall authenticate Notes at the Registrar’s request. Except as set forth in Section 2.8 and Section 2.9, no service charge shall be made for any registration of transfer or exchange or redemption of the Notes.

The Registrar shall not be required to exchange or register the transfer of any Notes as above provided during the 15-day period preceding the Final Legal Maturity Date of any such Notes or following any notice of Redemption or Refinancing of Notes in respect of the portion of the Notes being so redeemed or refinanced. The Registrar shall not be required to exchange or register the transfer of any Notes that have been selected, called or are being called for Redemption or Refinancing except, in the case of any Notes where written notice has been given that such Notes are to be redeemed in part, the portion thereof not so to be redeemed.

Any Person (including the Issuer) at any time may deliver Notes to the Trustee for cancellation. The Trustee and no one else shall cancel and destroy in accordance with its customary practices in effect from time to time (subject to the record retention requirements of the Exchange Act or other applicable law, rule or regulation) any such Notes, together with any other Notes surrendered to it for registration of transfer, exchange or payment. The Issuer may not issue new Notes (other than Refinancing Notes issued in connection with any Refinancing) to replace Notes it (or any other Person) has redeemed, paid or delivered to the Trustee for cancellation.

Section 2.8 Mutilated, Destroyed, Lost or Stolen Notes. If any Note shall become mutilated, destroyed, lost or stolen, the Issuer shall, upon the written request of the Noteholder thereof and presentation of the Note or satisfactory evidence of destruction, loss or theft thereof to the Trustee or Registrar, issue, and the Trustee shall authenticate and the Trustee or Registrar shall deliver in exchange therefor or in replacement thereof, a new Note, payable to such Noteholder in the same principal amount, of the same maturity, with the same payment schedule, bearing the same interest rate and dated the date of its authentication. If the Note being replaced has become mutilated, such Note shall be surrendered to the Trustee or the Registrar and forwarded to the Issuer by the Trustee or such Registrar. If the Note being replaced has been destroyed, lost or stolen, the Noteholder thereof shall furnish to the Issuer, the Trustee and the Registrar (a) such security or indemnity as may be required by the Issuer, the Trustee and the Registrar to save each of them harmless and (b) evidence satisfactory to the Issuer, the Trustee and the Registrar of the destruction, loss or theft of such Note and of the ownership thereof (an affidavit from any QIB being satisfactory evidence). The Noteholders will be required to pay any Tax or other governmental charge imposed in connection with such exchange or replacement and any other expenses (including the reasonable fees and expenses of the Trustee and the Registrar) connected therewith.

Section 2.9 Payments of Transfer Taxes. Upon the transfer of any Note or Notes pursuant to Section 2.7, the Issuer or the Trustee may require from the party requesting such new Note or Notes payment of a sum to reimburse the Issuer or the Trustee for, or to provide funds for the payment of, any transfer Tax or similar governmental charge payable in connection therewith.

Section 2.10 Book-Entry Provisions.

(a) Global Notes shall (i) be registered in the name of DTC or a nominee of DTC, (ii) be delivered to the Trustee as custodian for DTC and (iii) bear the Legend. In accordance with the requirements of DTC, the Issuer will cause the Trustee to authenticate an additional Global Note or additional Global Notes in the appropriate principal amount such that no Global Note may exceed an aggregate principal amount of $500,000,000 at any time.

Members of, or participants in, DTC (“Agent Members”) shall have no rights under this Indenture with respect to any Global Note held on their behalf by DTC, or the Trustee as its custodian, or under such Global Note, and DTC may be treated by the Issuer, the Trustee and any agent of the Issuer or the Trustee as the absolute owner of such Global Note for all purposes whatsoever.

Whenever notice or other communication to the Noteholders or Beneficial Holders of any class of Global Notes is required under this Indenture, unless and until Definitive Notes shall have been issued pursuant to Section 2.10(b), the Trustee shall give all such notices and communications specified herein to be given to Noteholders and Beneficial Holders of such class of Global Notes to DTC, and shall make available additional copies as requested by Agent Members, provided that Distribution Reports and related materials and other notices and communications pursuant to Sections 2.13, 4.17, 6.2, 6.12 and 6.13 shall be provided directly to Noteholders and Beneficial Holders (and not to DTC or Agent Members), in each case solely to the extent that the Trustee shall have been provided with a copy of a Confidentiality Agreement executed and delivered to the Registrar by such Noteholders or Beneficial Holders.

Notwithstanding the foregoing, nothing herein shall prevent the Issuer, the Trustee or any agent of the Issuer or the Trustee from giving effect to any written certification, proxy or other authorization furnished by DTC or impair, as between DTC and its Agent Members, the operation of customary practices governing the exercise of the rights of a Noteholder under any Global Note. Neither the Issuer nor the Trustee shall be liable for any delay by DTC in identifying the Agent Members in respect of the Global Notes, and the Issuer and the Trustee may conclusively rely on, and shall be fully protected in relying on, instructions from DTC for all purposes (including with respect to the registration and delivery, and the respective principal amounts, of any Global Notes to be issued).

(b) Transfers of a Global Note shall be limited to transfers of such Global Note in whole, but not in part, to DTC, its successors or their respective nominees. Interests of Agent Members in a Global Note may be transferred in accordance with the rules and procedures of DTC and the provisions of Section 2.11. Definitive Notes shall be issued to the individual Agent Members or Beneficial Holders or their nominees in exchange for their Beneficial Interests in a Global Note with respect to any class of Notes only if (i) the Issuer advises the Trustee in writing that DTC is no longer willing or able to properly discharge its responsibilities as depositary with respect to such class of Notes and the Trustee or the Issuer is unable to appoint a qualified successor within 90 days of such notice or (ii) during the occurrence of an Event of Default with respect to such class of Notes, any Noteholder requests that all or a portion of a Global Note be exchanged for a Definitive Note. Upon the occurrence of any event described in the preceding sentence, the Trustee shall notify all affected Noteholders of such class, through DTC, of the occurrence of such event and of the availability of Definitive Notes of such class; provided, however, that in no event shall the Temporary Regulation S Global Note be exchanged for Definitive Notes prior to the later of (x) the Regulation S Global Note Exchange Date and (y) the date of receipt by the Issuer of any certificates determined by it to be required pursuant to Rule 903 or 904 under the Securities Act. Upon surrender to the Trustee of the Global Notes of such class held by DTC, accompanied by registration instructions from DTC for registration of Definitive Notes, the Issuer shall issue and the Trustee shall authenticate and deliver the Definitive Notes of such class to the Agent Members and Beneficial Holders of such class or their nominees in accordance with the instructions of DTC.

None of the Issuer, the Registrar, the Paying Agent or the Trustee shall be liable for any delay in delivery of such instructions and may conclusively rely on, and shall be fully protected in relying on, such registration instructions. Upon the issuance of Definitive Notes of such class, the Trustee shall recognize the Persons in whose name the Definitive Notes are registered in the Register as Noteholders hereunder. Neither the Issuer nor the Trustee shall be liable if the Trustee or the Issuer is unable to locate a qualified successor to DTC.

Definitive Notes of any class will be transferable and exchangeable for Definitive Notes of the same class at the office of the Trustee or the office of the Registrar upon compliance with the requirements set forth in this Indenture. In the case of a transfer of only part of a holding of Definitive Notes, a new Definitive Note shall be issued to the transferee in respect of the part transferred and a new Definitive Note in respect of the balance of the holding not transferred shall be issued to the transferor and may be obtained at the office of the Registrar.

(c) Any Beneficial Interest in one of the Global Notes as to any class that is transferred to a Person who takes delivery in the form of an interest in another Global Note will, upon transfer, cease to be an interest in such Global Note and become an interest in such other Global Note and, accordingly, will thereafter be subject to all transfer restrictions, if any, and other procedures applicable to Beneficial Interests in such other Global Note for as long as it remains such an interest.

(d) Any Definitive Note delivered in exchange for an interest in a Global Note pursuant to Section 2.10(b) shall bear the Legend applicable to a Global Note.

Section 2.11 Special Transfer Provisions.

(a) With respect to any proposed transfer of any Note (or a Beneficial Interest therein), the Registrar shall reflect the transfer of such Note or Beneficial Interest on its books and records (along with any appropriate increase or decrease in the principal amount of any Global Note) upon receipt by the Registrar of instructions given in accordance with DTC’s and the Registrar’s procedures and compliance with the provisions of this Section 2.11, if applicable. For the avoidance of doubt, the requirements imposed by Sections 2.11(b), 2.11(c), 2.11(d) and 2.11(e) shall not apply to transfers of Notes (or Beneficial Interests therein) to the Seller, the Issuer or any of their respective Subsidiaries.

(b) With respect to any proposed transfer of a Beneficial Interest in a 144A Global Note or a Permanent Regulation S Global Note, if the proposed transferor is an Agent Member, upon receipt by the Registrar of (A) except with respect to a transfer to a QIB or to the Issuer, a certificate substantially in the form of Exhibit J (such certificate also to be delivered to the Issuer), (B) if requested by the Issuer or the Trustee, an Opinion of Counsel acceptable to the Issuer that such transfer is in compliance with the Securities Act, and (C) instructions given in accordance with DTC’s and the Registrar’s procedures, the Registrar shall reflect on its books and records the date and a decrease in the principal amount of the 144A Global Note or the Permanent Regulation S Global Note, as the case may be, in an amount equal to the principal amount of the Beneficial Interest in the Global Note to be transferred.

(c) The following provisions shall apply with respect to any proposed transfer of a Beneficial Interest in a 144A Global Note or a Permanent Regulation S Global Note or a proposed transfer of a Definitive Note to a QIB (excluding Non-U.S. Persons):

(i) If the Note to be transferred consists of (A) Definitive Notes, the Registrar shall reflect the transfer on its books and records if such transfer is being made by a proposed transferor who has delivered such Note and checked the box provided for on the form of Note stating, or has otherwise advised the Issuer and the Registrar in writing, that the sale has been made in compliance with the provisions of Rule 144A to a transferee who has signed the certification provided for on the form of Note stating, or has otherwise advised the Issuer and the Registrar in writing, that (x) it is purchasing the Note for its own account or an account with respect to which it exercises sole investment discretion and that it and any such account are QIBs within the meaning of Rule 144A, (y) it is, or such QIBs are, aware that the sale to it or them is being made in reliance on Rule 144A and acknowledge that it has or they have received such information regarding the Issuer as it has or they have requested pursuant to Rule 144A or has or have determined not to request such information, and (z) it is, or such QIBs are, aware that the transferor is relying upon the foregoing representations in order to claim the exemption from registration provided by Rule 144A or (B) a Beneficial Interest in a 144A Global Note, the transfer of such Beneficial Interest may be effected only through the book-entry system maintained by DTC in accordance with the procedures of DTC.

(ii) If the proposed transferee is an Agent Member, and the Note to be transferred is a Definitive Note, upon receipt by the Registrar of the documents referred to in Section 2.11(c)(i), and instructions given in accordance with DTC’s and the Registrar’s procedures, the Registrar shall reflect on its books and records the date and an increase in the principal amount of the applicable 144A Global Note in an amount equal to the principal amount of the Definitive Note to be transferred, and the Trustee shall cancel the Definitive Note so transferred (upon written direction from the Registrar if different from the Trustee).

(iii) If the proposed transferee is an Agent Member, and the Note to be transferred is represented by a Beneficial Interest in a Permanent Regulation S Global Note, upon receipt by the Registrar of the documents referred to in Section 2.11(c)(i) and instructions given in accordance with DTC’s and the Registrar’s procedures, the Registrar shall reflect on its books and records the date and a decrease in the principal amount of the Permanent Regulation S Global Note in an amount equal to the principal amount of the Beneficial Interest in such Permanent Regulation S Global Note to be transferred, and the Registrar shall reflect on its books and records an increase in the principal amount of the 144A Global Note in an amount equal to such transferred amount.

(d) With respect to any proposed transfer of a Beneficial Interest in a Temporary Regulation S Global Note to an Institutional Accredited Investor that is a Non-U.S. Person, the Registrar shall reflect on its books and records the transfer of such Beneficial Interest if the proposed transferor has delivered to the Registrar a certificate substantially in the form of Exhibit I (such certificate also to be delivered to the Issuer) (in which case the transferee will receive a corresponding Beneficial Interest in the Temporary Regulation S Global Note).

(e) Except as set forth in Section 2.11(d), the following provisions shall apply with respect to any transfer of a Note (or a Beneficial Interest therein) to a Non-U.S. Person:

(i) Except as set forth in Section 2.11(d), prior to the applicable Regulation S Global Note Exchange Date, the Registrar shall not register or reflect on its books and records any proposed transfer of a Note (or a Beneficial Interest therein) to a Non-U.S. Person.

(ii) The Registrar shall register or reflect on its books and records, as the case may be, any proposed transfer of a Note (or a Beneficial Interest therein) to any Non-U.S. Person that is an Institutional Accredited Investor if the Note to be transferred is a Definitive Note or a Beneficial Interest in a 144A Global Note, upon receipt of a certificate substantially in the form of Exhibit I from the proposed transferor.

(iii) (A) If the proposed transferor is an Agent Member holding a Beneficial Interest in a 144A Global Note, upon receipt by the Registrar of (x) the documents, if any, required by Section 2.11(e)(ii) and (y) instructions in accordance with DTC’s and the Registrar’s procedures, the Registrar shall reflect on its books and records the date and a decrease in the principal amount of the 144A Global Note in an amount equal to the principal amount of the Beneficial Interest in such 144A Global Note to be transferred, and (B) if the proposed transferee is an Agent Member, upon receipt by the Registrar of instructions given in accordance with DTC’s and the Registrar’s procedures, the Registrar shall reflect on its books and records the date and an increase in the principal amount of the Permanent Regulation S Global Note of the relevant class in an amount equal to the principal amount of the Beneficial Interest in such 144A Global Note or any Definitive Notes issued in exchange for such Beneficial Interest in such 144A Global Note to be transferred, and the Trustee shall cancel the Definitive Note, if any, so transferred or decrease the amount of the 144A Global Note (upon written direction from the Registrar if different from the Trustee).

(f) Upon the transfer, exchange or replacement of Notes bearing the Legend, the Registrar shall deliver only Notes that bear the Legend.

(g) By its acceptance of any Note bearing the Legend, each Noteholder of such Note acknowledges the restrictions on transfer of such Note set forth in this Indenture and in the Legend and agrees that it will transfer such Note (or the Beneficial Interest therein) only as provided in this Indenture and in accordance with the Legend. The Registrar shall not register or reflect on its books and records a transfer of any Note (or any Beneficial Interest therein) unless such transfer complies with the restrictions on transfer of such Note set forth in this Indenture and in accordance with the Legend. In connection with any transfer of Notes (or Beneficial Interests therein), each Noteholder (or Beneficial Holder) agrees by its acceptance of the Notes (or Beneficial Interests therein) to furnish the Trustee the certifications and legal opinions (if requested and required pursuant hereto) described herein to confirm that such transfer is being made pursuant to an exemption from, or a transaction not subject to, the registration requirements of the Securities Act; provided, that the Trustee shall not be required to determine (but may conclusively rely on a determination made by the Issuer with respect to) the sufficiency of any such legal opinions.

(h) The Notes shall be issued pursuant to an exemption from registration under the Securities Act. The Issuer agrees that it will not at any time (i) apply to list, list or list upon notice of issuance, (ii) consent to or authorize an application for the listing or the listing of, or (iii) enable or authorize the trading of, the Notes on an established securities market, including (w) a national securities exchange registered under the Exchange Act or exempted from registration because of the limited volume of transactions, (x) a foreign securities exchange that, under the law of the jurisdiction where it is organized, satisfies regulatory requirements that are analogous to the regulatory requirements under the Exchange Act applicable to exchanges described in Section 2.11(h)(iii)(w), (y) a regional or local exchange or (z) an over-the-counter market or interdealer quotation system that regularly disseminates firm buy or sell quotations by identified brokers or dealers by electronic means or otherwise, as the term “established securities market” and the terms in this Section 2.11(h) are defined for purposes of Section 7704 of the Code.

(i) The Trustee shall retain copies of all letters, notices and other written communications received pursuant to Section 2.10 or this Section 2.11. The Issuer shall have the right to inspect and make copies of all such letters, notices or other written communications at any reasonable time upon the giving of reasonable written notice to the Trustee.

(j) After the Closing Date with respect to the Original Class A Notes (or the date of issuance with respect to any Additional Class A Notes, any Subordinated Notes or any Refinancing Notes), forms of Confidentiality Agreements will be available to Noteholders, Agent Members and Beneficial Holders and proposed transferees of the Notes (or the Beneficial Interests therein) from the Registrar, initially at the Corporate Trust Office. The Registrar shall promptly, but in any event no later than two Business Days after receipt thereof, furnish the Trustee, the Issuer and the Servicer with a copy of each executed Confidentiality Agreement received by the Registrar.

(k) Notwithstanding any other provision contained in this Indenture to the contrary, any Noteholder or Beneficial Holder may assign a security interest in, or pledge, all or any portion of the Notes (or any interest therein) held by it to a lender or a trustee or collateral agent (or other similar representative) under any indenture, loan agreement or similar agreement to which such Noteholder or Beneficial Holder is party in support of any obligations of such Noteholder or Beneficial Holder to a holder or holders of securities or other obligations issued by such Noteholder or Beneficial Holder; provided, that no such assignment or pledge shall release the assigning or pledging Noteholder or Beneficial Holder from its obligations hereunder.

Section 2.12 Temporary Definitive Notes. Pending the preparation of Definitive Notes of any class, the Issuer may execute and the Trustee may authenticate and deliver temporary Definitive Notes of such class that are printed, lithographed, typewritten or otherwise produced, in any denomination, containing substantially the same terms and provisions as are set forth in the applicable Exhibit or in any indenture supplemental hereto, except for such appropriate insertions, omissions, substitutions and other variations relating to their temporary nature as a Responsible Officer of the Issuer executing such temporary Definitive Notes may determine, as evidenced by his or her execution of such temporary Definitive Notes.

If temporary Definitive Notes of any class are issued, the Issuer shall cause such Definitive Notes of such class to be prepared without unreasonable delay. After the preparation of Definitive Notes of such class, the temporary Definitive Notes shall be exchangeable for Definitive Notes upon surrender of such temporary Definitive Notes at the Corporate Trust Office, without charge to the Noteholder thereof. Upon surrender for cancellation of any one or more temporary Definitive Notes of any class, the Issuer shall execute and the Trustee shall authenticate and deliver in exchange therefor Definitive Notes of like class, in authorized denominations and in the same aggregate principal amounts. Until so exchanged, such temporary Definitive Notes shall in all respects be entitled to the same benefits under this Indenture as Definitive Notes.

Section 2.13 Statements to Noteholders.

(a) On each Payment Date and any other date for distribution of any payments with respect to any class of Notes then Outstanding, the Trustee shall deliver a report, covering the information set forth in Exhibit D and prepared by the Servicer, giving effect to such payments (each, a “Distribution Report”), to (i) each Noteholder and Beneficial Holder that has executed and delivered to the Registrar a Confidentiality Agreement, (ii) the Issuer, (iii) the Calculation Agent and (iv) the Equityholder, and to no other Person.

(b) Each Distribution Report provided to each Noteholder and Beneficial Holder by the Trustee for each Payment Date pursuant to Section 2.13(a), commencing June 15, 2014, or other date for distribution of payments on the Notes, shall be accompanied by (i) a statement prepared by the Servicer setting forth an analysis of the Collection Account activity for the period commencing the day next following the preceding Calculation Date and ending on the Calculation Date relating to such Payment Date and (ii) the information with respect to collections and payments, if any, that the Issuer shall have provided to the Trustee pursuant to Section 5.3(c) (or the Servicer shall have provided to the Trustee pursuant to Section 3.1 of the Servicing Agreement) during the Interest Accrual Period then ended (including any reports produced by Counterparty pursuant to Section 8.7 of the Counterparty License Agreement), in each case, which information shall be treated confidentially pursuant to the terms of the Confidentiality Agreement.

(c) After the end of each calendar year but not later than the latest date permitted by Applicable Law, the Trustee shall (or shall instruct any Paying Agent to) furnish to each Person who at any time during such calendar year was a Noteholder of any class of Notes a statement (for example, a Form 1099 or any other means required by Applicable Law) prepared by the Trustee containing the sum of the amounts determined pursuant to the information covered by Exhibit D with respect to the class of Notes for such calendar year or, in the event such Person was a Noteholder of any class of Notes during only a portion of such calendar year, for the applicable portion of such calendar year, and such other items as are readily available to the Trustee and that a Noteholder shall reasonably request as necessary for the purpose of such Noteholder’s preparation of its U.S. federal income or other tax returns. So long as any of the Notes are registered in the name of DTC or its nominee, such report and such other items will be prepared on the basis of such information supplied to the Trustee by DTC and the Agent Members and will be delivered by the Trustee to DTC and by DTC to the applicable Beneficial Holders in the manner described above. In the event that any such information has been provided by any Paying Agent directly to such Person through other tax-related reports or otherwise, the Trustee in its capacity as Paying Agent shall not be obligated to comply with such request for information.

(d) At such time, if any, as the Notes of any class are issued in the form of Definitive Notes, the Trustee shall prepare and deliver the information described in Section 2.13(c) to each Noteholder of a Definitive Note of such class for the relevant period of registered ownership of such Definitive Note as appears on the books and records of the Trustee.

(e) The Trustee shall be at liberty to sanction any method of giving notice to the Noteholders of any class if, in its opinion, such method is reasonable, having regard to the number and identity of the Noteholders of such class and/or to market practice then prevailing, is in the best interests of the Noteholders of such class, and any such notice shall be deemed to have been given on such date as the Trustee may approve; provided, that notice of such method is given to the Noteholders of such class in such manner as the Trustee shall require.

Section 2.14 Identification Numbers. The Issuer in issuing the Notes may use CUSIP, CINS, ISIN, private placement or other identification numbers (if then generally in use), and, if so, the Trustee shall use such CUSIP, CINS, ISIN, private placement or other identification numbers, as the case may be, in notices of redemption or exchange as a convenience to Noteholders; provided, that any such notice shall state that no representation is made as to the correctness of such numbers either as printed on the Notes or as contained in any notice of redemption or exchange and that reliance may be placed only on the other identification numbers printed on the Notes; provided, further, that failure to use CUSIP, CINS, ISIN, private placement or other identification numbers in any notice of redemption or exchange shall not affect the validity or sufficiency of such notice.

Section 2.15 Refinancing Notes.

(a) Subject to Section 2.15(b), Section 2.15(c) and Section 2.15(d), the Issuer may issue Refinancing Notes pursuant to this Indenture solely for the purpose of refinancing all, but not part, of the Outstanding Principal Balance of any class of Notes (including a refinancing of Refinancing Notes). Each refinancing of any series or class of Notes with the proceeds of an offering of Refinancing Notes (a “Refinancing”) shall be authorized pursuant to one or more Resolutions. Each Refinancing Note shall be designated generally as a Note for all purposes under this Indenture, with such further designations added or incorporated in such title as specified in the related Resolution and set forth in any indenture supplemental hereto providing for the issuance of such Notes or specified in the form of such Notes, as the case may be. The Refinancing Notes may, at the option of the Issuer, rank equal in priority relative to the series or class of Notes being refinanced. Refinancing Notes may be issued on any Business Day.

(b) On the date of any Refinancing, the Issuer shall issue and sell an aggregate principal amount of Refinancing Notes (when added to the Available Collections Amount and any funds in the Interest Reserve Account, the Redemption Account or the Capital Account used or to be used in connection with such Refinancing) resulting in proceeds in an amount sufficient to pay in full the applicable Redemption Price of the Notes being refinanced in whole thereby plus the Refinancing Expenses relating thereto. The proceeds of each sale of Refinancing Notes shall be used to the extent necessary to make the deposit required by Section 3.9 for a Redemption of the Notes to be refinanced and to pay such Refinancing Expenses.

(c) Each Refinancing Note shall contain such terms as may be established in or pursuant to the related Resolution (subject to Section 2.1(d)) and set forth in any indenture supplemental hereto providing for the issuance of such Notes or specified in the form of such Notes to the extent permitted below. Prior to the issuance of any Refinancing Notes, any or all of the following, as applicable, with respect to the related issue of Refinancing Notes shall have been determined by the Issuer and set forth in such Resolution and in any indenture supplemental hereto providing for the issuance of such Notes or specified in the form of such Notes, as the case may be:

(i) the series or class of Notes to be refinanced by such Refinancing Notes;

(ii) the aggregate principal amount of each series or class of Refinancing Notes that may be issued in respect of such Refinancing;

(iii) the proposed date of such Refinancing;

(iv) the Final Legal Maturity Date of each series or class of such Refinancing Notes;

(v) the rate at which such Refinancing Notes shall bear interest or the method by which such rate shall be determined;

(vi) the denomination or denominations in which any series or class of such Refinancing Notes shall be issuable;

(vii) whether such Refinancing Notes will be subject to redemption pursuant to Section 3.8(c);

(viii) whether any such Refinancing Notes are to be issuable initially in temporary or permanent global form and, if so, whether beneficial owners of interests in any such permanent global Refinancing Note may exchange such interests for Refinancing Notes of such series or class and of like tenor and of any authorized form and denomination and the circumstances under which any such exchanges may occur, if other than in the manner provided in Section 2.7, and the circumstances under which and the place or places where any such exchanges may be made and the identity of any initial depositary therefor;

(ix) the ranking in priority of such Refinancing Notes relative to any other series or classes (or sub-classes) of Notes; and

(x) any other terms, conditions, rights and preferences (or limitations on such rights and preferences) relating to the series or class of Refinancing Notes (which terms shall comply with Applicable Law and not violate any restrictions of this Indenture).

(d) If any of the terms of any issue of Refinancing Notes are established by action taken pursuant to one or more Resolutions, such Resolutions shall be delivered to the Trustee setting forth the terms of such Refinancing Notes.

Section 2.16 Subordinated Notes.

(a) Subject to Section 2.16(b), Section 2.16(c), Section 2.16(d) and Section 2.16(e), the Issuer may issue one or more series of Subordinated Notes pursuant to this Indenture (each, a “Subordinated Note Issuance”) for any purpose, including, at the option of the Issuer, for the purpose of funding a redemption of the Class A Notes, in whole or in part. Each Subordinated Note Issuance shall be authorized pursuant to one or more Resolutions. Each Subordinated Note shall be designated generally as a Note for all purposes under this Indenture. Each Subordinated Note shall have such further designations added or incorporated in such title as specified in the related Resolution and set forth in any indenture supplemental hereto providing for the issuance of such Notes or specified in the form of such Notes, as the case may be. There are no limitations on the use of proceeds from the issuance of any such Subordinated Notes, including making distributions to the Equityholder and redeeming the Class A Notes in whole or in part.

(b) If the proceeds of the Subordinated Notes are being used to redeem any of the Notes, on the date of any Subordinated Note Issuance, the Issuer shall issue and sell an aggregate principal amount of Subordinated Notes in an amount not less than the amount sufficient, together with any amounts available in the Capital Account, to pay in full the applicable Redemption Price of the Notes being redeemed thereby plus the Transaction Expenses relating thereto. The proceeds of each sale of such Subordinated Notes shall be used to make any deposit required by Section 3.9, to the extent applicable, to pay such Transaction Expenses and/or for such other purposes, if any, as shall be specified in the Resolution authorizing the issuance of such Subordinated Notes.

(c) Each Subordinated Note shall contain such terms as may be established in or pursuant to the related Resolution (subject to Section 2.1(e)) and set forth in any indenture supplemental hereto providing for the issuance of such Notes or specified in the form of such Notes to the extent permitted herein, shall rank in priority relative to any other series or classes (or sub-classes) of Subordinated Notes as specified in such Resolution and set forth in an indenture supplemental hereto and, in any event, shall be subordinate to the Class A Notes to the extent provided in this Indenture. Prior to the issuance of any such Subordinated Notes, any or all of the following, as applicable, with respect to the related Subordinated Note Issuance shall have been determined by the Issuer and set forth in such Resolution and in any indenture supplemental hereto or specified in the form of such Subordinated Notes, as the case may be, with respect to such Subordinated Notes to be issued:

(i) the aggregate principal amount of any such Subordinated Notes that may be issued;

(ii) the proposed date of such Subordinated Note Issuance;

(iii) the Final Legal Maturity Date of any such Subordinated Notes;

(iv) whether any such Subordinated Notes are to have the benefit of any reserve account and, if so, the amount and terms thereof;

(v) the rate at which such Subordinated Notes shall bear interest or the method by which such rate shall be determined;

(vi) the denomination or denominations in which such Subordinated Notes shall be issuable;

(vii) whether such Subordinated Notes will be subject to redemption pursuant to Section 3.8(c);

(viii) whether any such Subordinated Notes are to be issuable initially in temporary or permanent global form and, if so, whether beneficial owners of interests in any such permanent global Subordinated Note may exchange such interests for Subordinated Notes of like tenor and of any authorized form and denomination and the circumstances under which any such exchanges may occur, if other than in the manner provided in Section 2.7, and the circumstances under which and the place or places where any such exchanges may be made and the identity of any initial depositary therefor;

(ix) the ranking in priority of such Subordinated Notes relative to any other series or classes (or sub-classes) of Notes;

(x) the use of proceeds of such Subordinated Note Issuance; and

(xi) any other terms, conditions, rights and preferences (or limitations on such rights and preferences) relating to such Subordinated Notes (which terms shall comply with Applicable Law and not violate any restrictions of this Indenture).

(d) If any of the terms of any issue of Subordinated Notes are established by action taken pursuant to one or more Resolutions, such Resolutions shall be delivered to the Trustee setting forth the terms of such Subordinated Notes.

(e) Any Subordinated Notes shall be subordinated to the Class A Notes pursuant to the priority of payment provisions under this Indenture, and no payments of principal, interest or Premium, if any, may be made on such Subordinated Notes from the Available Collections Amount until the Class A Notes have been paid in full. In addition, while any Class A Notes are Outstanding, Subordinated Notes may only be redeemed by the Issuer with proceeds from Refinancing Notes in respect of such Subordinated Notes or capital contributions from the Equityholder.

Section 2.17 Contingent Payment Debt Instrument Status. (a) The Issuer intends that, for U.S. federal income tax purposes, the Notes will be treated as indebtedness subject to the U.S. Treasury Regulations governing contingent payment debt instruments, and (b) the Issuer shall report to the Trustee annually and upon request, as needed, the information for the Notes that would otherwise be required to complete an IRS Form 8281 for the Notes for that calendar year, and upon request, as needed, including the amount of each of interest accrued and original issue discount in an amount per $1,000 principal amount of the Notes in accordance with the Issuer’s determination of both the “comparable yield” and “projected payment schedule” for the Notes. The Trustee agrees to file with the IRS and provide to each holder of the Notes an IRS Form 1099-OID reflecting the information provided by the Issuer for each calendar year. The “comparable yield” and “projected payment schedule” for the Notes may be obtained by contacting the Issuer at the address set forth in Section 12.5. The Issuer shall provide the Trustee with the information described in clause (b) above no later than the end of each calendar year and promptly upon request and such other specific information as may then be relevant under the Code. The Trustee shall be entitled to rely on the calculations and reports provided by the Issuer under this Section 2.17 and shall have no duty to verify or otherwise inquire as to the accuracy or the compliance of such information with applicable laws, rules and regulations.

ARTICLE III

ACCOUNTS; PRIORITY OF PAYMENTS

Section 3.1 Establishment of Accounts.

(a) Pursuant to the terms of the Servicing Agreement, the Issuer will cause the Servicer, acting on behalf of the Issuer, to establish and maintain with the Operating Bank on its books and records in the name of the Issuer, subject to the Liens established under this Indenture, (i) a collection account (the “Collection Account”), (ii) a redemption account (the “Redemption Account”), (iii) a capital contribution account (the “Capital Account”), (iv) an interest reserve account (the “Interest Reserve Account”) and (v) any additional accounts the establishment of which is set forth in a Resolution delivered by the Issuer to the Servicer and the Trustee, in each case at such time as is set forth in this Section 3.1 or in such Resolution. Each Account shall be established and maintained as an Eligible Account so as to create, perfect and establish the priority of the Liens established under this Indenture in such Account and all cash, Eligible Investments and other property from time to time deposited therein and otherwise to effectuate the Liens under this Indenture. Each Account shall bear a designation clearly indicating that the funds or other assets deposited therein are held for the benefit of the Trustee.

(b) The Trustee as the Operating Bank shall have sole dominion and control over the Accounts (including, among other things, the sole power to direct withdrawals or transfers from such Accounts and to direct the investment and reinvestment of funds in such Accounts, subject to Section 3.2). The Trustee as the Operating Bank shall make withdrawals and transfers from the Accounts in accordance with the terms of this Indenture based on the Relevant Information and as calculated by the Calculation Agent pursuant to this Indenture. Each of the Issuer and the Trustee, in its capacity as the Operating Bank, acknowledges and agrees that the Accounts are “securities accounts” within the meaning of Section 8-501 of the UCC and that the Trustee has “control”, for purposes of Section 9-314 of the UCC, of such Accounts that are maintained with the Trustee as the Operating Bank. The Trustee as the Operating Bank hereby confirms that it has established the following accounts in the name of the Issuer: (a) the Collection Account (account number 208636000); (b) the Redemption Account (account number 208636010); (c) the Capital Account (account number 208636003); and (d) the Interest Reserve Account (account number 208636004) (collectively, the “Closing Day Accounts”). The Issuer irrevocably directs the Trustee as the Operating Bank to, and the Trustee, the Issuer and the Trustee as the Operating Bank hereby agree that the Trustee as the Operating Bank shall comply with all instructions originated by the Trustee directing the disposition of funds in any Closing Day Account or any other Account maintained with the Trustee as the Operating Bank and all entitlement orders originated by the Trustee with respect to any Closing Day Account or any other Account, in each case without further consent by the Issuer. The Issuer and the Trustee as the Operating Bank further agree that (i) the jurisdiction of the Trustee as the Operating Bank for purposes of the UCC shall be the State of New York and (ii) the Trustee as the Operating Bank hereby subordinates any security interest it may now or hereafter have in any Account to the security interest therein of the Trustee. The Trustee as the Operating Bank shall, subject to the terms of this Indenture, treat the Trustee as entitled to exercise the rights that comprise any financial asset credited to any Closing Day Account or any other Account. In furtherance of the foregoing, and without limiting the effectiveness thereof, the Trustee and the Operating Bank will comply with orders from the Trustee directing the Trustee as the Operating Bank to hold, transfer or dispose of any financial assets or any part thereof in any Closing Day Account or any other Account maintained with the Trustee as the Operating Bank, in each case as the Trustee may from time to time specify, without obtaining the consent of the Issuer. The crediting by the Trustee as Operating Bank to an Account of any property that is not otherwise a financial asset by virtue of Section 8-102(a)(9)(i) of the UCC or Section 8-102(a)(9)(ii) of the UCC, including cash, shall constitute the “express agreement” of the Trustee as Operating Bank under Section 8-102(a)(9)(iii) of the UCC that such property is a financial asset under such Section 8-102(a)(9)(iii) of the UCC. The control over the Accounts granted to the Trustee herewith shall, for purposes of Section 9-203(b)(3)(D) of the UCC, be deemed to be pursuant to this Indenture, which the parties hereto agree and acknowledge constitutes the Issuer’s security agreement within the meaning of Section 9-102(a)(73) of the UCC.

(c) If, at any time, any Account ceases to be an Eligible Account, the Issuer will cause the Servicer or an agent thereof to, within ten Business Days, establish a new Account meeting the conditions set forth in this Section 3.1 in respect of such Account and transfer any cash or investments in the existing Account to such new Account, and, from the date such new Account is established, it shall have the same designation as the existing Account. If the Operating Bank should change at any time, then the Issuer will cause the Servicer, acting on behalf of the Issuer, to thereupon promptly establish replacement Accounts as necessary at the successor Operating Bank and transfer the balance of funds in each Account then maintained at the former Operating Bank pursuant to the terms of the Servicing Agreement to such successor Operating Bank. The Issuer agrees that, if any Account is established or maintained with any Operating Bank other than the Trustee, the Issuer shall cause (or direct the Servicer to cause) such Operating Bank to enter into an agreement with the Trustee, the Issuer and the Servicer pursuant to which such Operating Bank agrees to comply with any and all instructions of the Trustee directing the disposition, investment and reinvestment of funds in all Accounts maintained with such Operating Bank without the further consent of the Issuer (or the Servicer), and the Issuer shall take (or direct the Servicer to take) such other actions as are required to establish the Trustee’s “control”, for purposes of Section 9-104 or Section 9-106, as applicable, of the UCC, over any such Accounts.

(d) Except as expressly provided herein, all Collections shall be deposited in the Collection Account and transferred therefrom in accordance with the terms of this Indenture. No funds shall be deposited in the Collection Account that do not constitute Collections, except as expressly provided in this Indenture, without the prior written consent of the Trustee.

(e) The funds or other assets deposited in the Redemption Account shall be held for the benefit of the Noteholders of Notes that are the subject of such Redemption. All amounts received for the purpose of any such Redemption shall be deposited in such Redemption Account and shall be held in such Account until such amounts are applied to pay the Redemption Price of such Notes (together with related Expenses) and such Notes are cancelled by the Trustee.

(f) Except as expressly provided herein, all capital contributions made to the Issuer shall be deposited and held in the Capital Account and transferred therefrom (i) to the Noteholders in payment of any Interest Amount in accordance with Section 2.5(d) or Section 3.7, (ii) on the Final Legal Maturity Date, to the Noteholders in payment of the Outstanding Principal Balance in accordance with Section 3.7, (iii) to the Redemption Account only to the extent specifically provided for in any written notice of an Optional Redemption delivered to the Trustee pursuant to Section 3.8(b), (iv) to the Equityholder only to the extent permitted by Section 5.2(b) and (v) to the Equityholder only to the extent permitted by Section 3.7.

(g) Amounts shall be deposited into the Interest Reserve Account only pursuant to Section 3.3(a)(iii) or Section 3.7. All such amounts shall be held in such Interest Reserve Account and transferred therefrom only pursuant to Section 3.7 or Section 3.8.

Section 3.2 Investments of Cash. So long as no Event of Default has occurred and is continuing, the Servicer (on behalf of the Issuer) may direct the Trustee in writing to invest and reinvest the funds on deposit in the Collection Account and the Interest Reserve Account in Eligible Investments, to the extent such Eligible Investments are available to the relevant

Operating Bank, and advise the Trustee in writing of any depository institution or trust company described in the proviso to the definition of Eligible Investments; provided, however, that, so long as an Event of Default has occurred and is continuing, the Trustee shall direct each Operating Bank to invest such amount in Eligible Investments described in clause (d) of the definition thereof from the time of receipt thereof until such time as such amounts are required to be distributed pursuant to the terms of this Indenture. In the absence of written direction delivered to the Trustee from the Servicer, the Trustee shall direct each Operating Bank to invest any funds in the U.S. Bank Global Trust Services Money Market Deposit Account. The Trustee shall direct each Operating Bank to make such investments and reinvestments in accordance with the terms of the following provisions:

(a) the Eligible Investments shall have maturities and other terms such that sufficient funds shall be available to make required payments pursuant to this Indenture on the Business Day preceding the next occurring Payment Date after such investment is made;

(b) all interest and earnings on Eligible Investments held in the Accounts shall be invested in Eligible Investments on an overnight basis and credited to the appropriate Account until the next Payment Date; and

(c) the Issuer acknowledges that regulations of the U.S. Comptroller of the Currency grant the Issuer the right to receive confirmations of security transactions as they occur, and the Issuer specifically waives receipt of such confirmations to the extent permitted by Applicable Law and acknowledges that the Operating Bank will instead furnish monthly cash transaction statements that will detail all investment transactions as set forth in this Indenture.

Section 3.3 Payments and Transfers In Connection with Issuance of Notes.

(a) On the Closing Date, the Trustee shall, subject to the receipt of written direction from the Issuer, upon receipt of the Note Purchase Price in the Trustee Closing Account established pursuant to Section 3.1 of the Purchase Agreements, make the following payments from such proceeds in the amounts so directed in writing by the Issuer:

(i) to such Persons and in such amounts as shall be specified by the Issuer, such Transaction Expenses as shall be due and payable in connection with the issuance and sale of the Notes;

(ii) to the Seller, in accordance with the Purchase and Sale Agreement, the amount by which the Note Purchase Price exceeds the sum of (x) such Transaction Expenses and (y) the Initial Interest Reserve Amount; and

(iii) to the Interest Reserve Account, the Initial Interest Reserve Amount.

(b) On the date of issuance of any Additional Class A Notes, Subordinated Notes or Refinancing Notes, the Trustee shall, subject to the receipt of written direction from the Issuer and upon receipt of the proceeds of the sale of such Notes, make such payments and transfers as shall be specified in this Indenture, the related Resolution and any indenture supplemental hereto in respect of such Notes, copies of which Resolution and indenture supplemental hereto shall be attached to such written direction.

(c) The Trustee shall hold all funds received on or prior to the Closing Date from the Note Purchasers in trust for the Note Purchasers pending the Closing Date. Upon receipt by the Trustee of the aggregate Note Purchase Price (as identified in the Issuer’s written direction pursuant to Section 3.3(a)) from all Note Purchasers, the Trustee shall disburse the Note Purchase Price in accordance with this Section 3.3. If the aggregate Note Purchase Price shall not have been received by the Trustee by 3:30 p.m. (New York City time) on the Closing Date, or if the closing of the transactions contemplated by the Purchase Agreements shall not otherwise be capable of being consummated by 3:30 p.m. (New York City time) on the Closing Date, then each Note Purchaser who has paid its respective portion of the Note Purchase Price shall have the right to instruct the Trustee in writing at or after 3:30 p.m. (New York City time) on the Closing Date to return such portion of the Note Purchase Price to such Note Purchaser prior to the close of business on the Closing Date or as soon thereafter as reasonably practicable.

Section 3.4 Calculation Date Calculations.

(a) As soon as reasonably practicable after each Calculation Date (a “Relevant Calculation Date”), but in no event later than 12:00 noon (New York City time) on the second Business Day prior to the succeeding Payment Date, the Calculation Agent shall, based on the Calculation Date Information received by the Calculation Agent, and based on information known to it or Relevant Information provided to it, make the following determinations and calculations (and each of the Trustee and the Issuer (for itself and on behalf of the Servicer) agrees to provide any Relevant Information reasonably requested by the Calculation Agent for the purpose of making such determinations and calculations):

(i) the Available Collections Amount for such Payment Date;

(ii) (x) the amount of Collections received during the period commencing the day immediately following the Calculation Date that preceded such Relevant Calculation Date and ending on such Relevant Calculation Date, (y) the amount, if any, to be transferred to the Collection Account from, or otherwise withdrawn from, the Interest Reserve Account and the Capital Account as of the Relevant Calculation Date on such Payment Date in accordance with Section 3.7, and (z) the amount of payments, if any, made pursuant to Section 2.5(d) from each of the Collection Account and the Capital Account;

(iii) the balance of funds on deposit in each Account other than the Collection Account on such Relevant Calculation Date and the amount of interest and earnings (net of losses and investment expenses), if any, on investments of funds on deposit therein from the day immediately following the Calculation Date that preceded such Relevant Calculation Date and ending on such Relevant Calculation Date;

(iv) the balance of funds on deposit in the Collection Account on such Relevant Calculation Date and the amount of interest and earnings (net of losses and investment expenses), if any, on investments of funds on deposit therein from the day immediately following the Calculation Date that preceded such Relevant Calculation Date and ending on such Relevant Calculation Date;

(v) Taxes owed by the Issuer;

(vi) (x) all other Expenses due and payable on such Payment Date and not previously paid or reimbursed, and to be paid or reimbursed, pursuant to Section 3.6(a)(ii), in the amounts shown on all supporting documentation therefor and attached to the Calculation Date Information received by the Calculation Agent, and (y) all Expenses previously reimbursed and paid to the Issuer in respect of Expenses pursuant to Section 3.6(c) from the day immediately following the Calculation Date that preceded such Relevant Calculation Date and ending on such Relevant Calculation Date;

(vii) the applicable interest rate on each class of Floating Rate Notes (if any) determined on the Reference Date for the Interest Accrual Period beginning on such Payment Date and the Interest Amount (including any Additional Interest) on each class of Floating Rate Notes and Fixed Rate Notes for such Payment Date;

(viii) if such Payment Date is a Redemption Date on which a Redemption of Notes is scheduled to occur, the amount necessary to pay the Redemption Price (and related Expenses) of the Notes to be repaid on such Redemption Date and the Redemption Premium, if any, to be paid as part of such Redemption Price;

(ix) the Interest Amount due to Noteholders of each class of Notes on such Payment Date and the difference, if any, between the Interest Amount due to the Noteholders of each class of Notes on such Payment Date and the Available Collections Amount for such Payment Date, after giving effect to the payment of all amounts to be paid or reimbursed on such Payment Date pursuant to Section 3.6(a)(i) and Section 3.6(a)(ii) (such difference in respect of the Class A Notes, an “Interest Shortfall”), and, with respect to each Interest Shortfall, the amount to be withdrawn from the Interest Reserve Account and/or the Capital Account, if any, determined as provided in Section 3.7;

(x) the Outstanding Principal Balance of each class of Notes on such Payment Date immediately prior to any principal payment with respect to the Outstanding Principal Balance on such Payment Date and the amount of any principal payment with respect to the Outstanding Principal Balance to be made in respect of each class of Notes on such Payment Date, taking into account the other payments to be made as principal payments on such Payment Date entitled to priority pursuant to Section 3.6;

(xi) the amounts, if any, distributable to the Issuer on such Payment Date pursuant to Section 3.6(a)(vii); and

(xii) any other information, determinations and calculations reasonably required in order to give effect to the terms of this Indenture and the other Transaction Documents.

(b) Following the calculations and determinations by the Calculation Agent described in Section 3.4(a), and not later than 1:00 p.m., New York City time, on the second Business Day prior to the succeeding Payment Date, the Calculation Agent shall provide to each of the Issuer, the Servicer and the Trustee a calculation report (a “Calculation Report”) listing the determinations and calculations set forth in Section 3.4(a). All calculations made by the Calculation Agent shall, in the absence of manifest error, be binding and conclusive for all purposes upon the Noteholders, the Beneficial Holders, the Servicer, the Issuer and the Trustee.

Section 3.5 Payment Date First Step Transfers. On each Payment Date, the Trustee shall transfer from any Account (other than the Collection Account and the Capital Account) to the Collection Account the amount of interest and earnings (net of losses and investment expenses), if any, earned as a result of investments of funds on deposit therein from the day immediately following the Calculation Date that preceded the Relevant Calculation Date and ending on the Relevant Calculation Date.

Section 3.6 Payment Date Second Step Withdrawals.

(a) Subject to Section 3.6(d), on each Payment Date, after the applicable transfers provided for in Section 3.5 have been made, the Trustee shall distribute (or instruct the Paying Agent to distribute) from the Collection Account the amounts set forth below in the order of priority set forth below but, in each case, only to the extent that all amounts then required to be paid ranking prior thereto have been paid in full:

(i) first, to the Issuer for the payment of all Taxes owed by the Issuer, if any;

(ii) second, to the payment of all Expenses not previously paid or reimbursed, in the amounts shown in all supporting documentation attached to the Calculation Date Information received by the Calculation Agent, taking into account any amounts previously paid pursuant to Section 3.6(c);

(iii) third, to the Trustee for distribution to the Noteholders of the Class A Notes, the ratable payment of the Interest Amount then due and payable on the Class A Notes, taking into account any amounts previously or concurrently paid pursuant to this Indenture, including any amounts to be paid pursuant to Section 3.7, in each case on such Payment Date;

(iv) fourth, to the Trustee for distribution to the Noteholders of the Class A Notes as principal payments on the Class A Notes (without Premium or penalty), allocated pro rata in proportion to the Outstanding Principal Balance of such Class A Notes held by such Noteholders, until the Outstanding Principal Balance of the Class A Notes has been paid in full;

(v) fifth, to the Trustee for distribution to the Noteholders of the Subordinated Notes, if any, the principal of and any Interest Amount on the Subordinated Notes in accordance with the terms of the Subordinated Notes until the Subordinated Notes have been paid in full;

(vi) sixth, to the ratable payment of all other obligations under this Indenture until all such amounts are paid in full; and

(vii) seventh, to the Issuer, all remaining amounts.

(b) To the extent the Issuer receives amounts from the Trustee from the Collection Account pursuant to Section 3.6(a)(vii), such amounts may be distributed by the Issuer to the Equityholder (or as otherwise directed by the Equityholder or any Person designated by the Equityholder to give such directions) in its sole discretion. The provisions contained in this Section 3.6(b) may not be amended, modified, waived or terminated (including pursuant to any termination of this Indenture) without the prior written consent of the Equityholder, and the provisions contained in this Section 3.6(b) shall survive the termination of this Indenture. The parties hereto specifically agree that each Equityholder (i) is and shall be an express third-party beneficiary of the provisions of this Section 3.6(b) and (ii) shall have the right to enforce any provision of this Section 3.6(b).

(c) Notwithstanding anything herein to the contrary, so long as no Event of Default shall have occurred and be continuing, the Calculation Agent shall, on the 15th day of each calendar month (other than any month in which a Payment Date falls) or, if such 15th day is not a Business Day, the next Business Day, reimburse and pay to the Issuer (or such other appropriate Person identified at the written instruction of the Issuer), from the Collection Account, an amount equal to the lesser of (i) all Expenses not previously paid or reimbursed and (ii) the balance of the Collection Account, in either case upon delivery to the Calculation Agent by the Issuer, not less than three Business Days prior to such 15th day or next Business Day, as the case may be, of a written notice as to the amount of such Expenses.

(d) Notwithstanding anything herein to the contrary, the priority of payments set forth in Section 3.6(a) shall be adjusted to give effect to any inaccuracy set forth in any report of an accounting firm pursuant to Section 6.13(b), such that each Person shall be restored on the succeeding Payment Date (or, if necessary, the succeeding Payment Dates) to the cash flow position that such Person would have been in had the accurate amounts set forth in such report been paid in accordance with Section 3.6(a) on the relevant prior Payment Dates.

Section 3.7 Interest Reserve Account and Capital Account; Interest Shortfalls.

(a) If the Calculation Agent has determined that an Interest Shortfall exists pursuant to the Calculation Report with respect to any Payment Date on or prior to December 15, 2015, and there is a positive balance in the Interest Reserve Account on the Relevant Calculation Date preceding such Payment Date, then on such Payment Date, the Trustee shall withdraw from the Interest Reserve Account an amount equal to the lesser of the Interest Shortfall and the balance in the Interest Reserve Account and distribute it to the Noteholders of the Class A Notes in payment of the Interest Amount.

(b) So long as no Event of Default has occurred and is continuing, if (i) on the June 15, 2015 Payment Date, cumulative Net Sales of the Product from January 1, 2014 through March 31, 2015 (as evidenced by one or more reports of Counterparty) equal or exceed $50,715,998.60, or (ii) on the September 15, 2015 Payment Date, cumulative Net Sales of the Product from January 1, 2014 through June 30, 2015 (as evidenced by one or more reports of Counterparty) equal or exceed $68,960,519.95, and in either case there is a positive balance in the Interest Reserve Account on the Relevant Calculation Date preceding such Payment Date after giving effect to any withdrawals from the Interest Reserve Account pursuant to Section 3.7(a), then, on such Payment Date, upon written request by the Issuer, accompanied by an

Officer’s Certificate to the effect that the conditions set forth in this Section 3.7(b) have been met, the Trustee shall withdraw from the Interest Reserve Account any such balance, and distribute it to the Equityholder. So long as no Event of Default has occurred and is continuing, on the December 15, 2015 Payment Date, if there is a positive balance in the Interest Reserve Account on the Relevant Calculation Date preceding such Payment Date after giving effect to any withdrawals from the Interest Reserve Account pursuant to Section 3.7(a), then, on such Payment Date, the Trustee shall withdraw from the Interest Reserve Account any such balance, and distribute it to the Equityholder.

(c) If the amount available in the Interest Reserve Account (if any) is less than the amount of any Interest Shortfall and there is a positive balance in the Capital Account on the Relevant Calculation Date preceding a Payment Date, then on such Payment Date the Trustee shall, if directed in writing by the Issuer and the Equityholder, withdraw from the Capital Account an amount equal to the lesser of (i) the amount by which the Interest Shortfall exceeds the amount, if any, withdrawn from the Interest Reserve Account and (ii) the balance in the Capital Account and distribute it to the Noteholders of the Class A Notes in payment of the Interest Amount; provided, that the Trustee shall (a) make such a withdrawal from the Capital Account in respect of not more than six Payment Dates in total prior to the Final Legal Maturity Date and in respect of not more than any three consecutive Payment Dates and (b) distribute any funds remaining in the Capital Account to the Equityholder upon its written request in the event that withdrawals from the Capital Account have been made in respect of six Payment Dates. If funds from the Interest Reserve Account and the Capital Account are insufficient or otherwise not made available to pay the remaining Interest Shortfall, then the unpaid Interest Shortfall shall accrue interest at the interest rate applicable to the Class A Notes compounded quarterly. Notwithstanding the foregoing, if, on the Final Legal Maturity Date, (x) the portion of the Available Collections Amount available to pay in full the Outstanding Principal Balance on the Class A Notes, after giving effect to the other payments to be made on the Final Legal Maturity Date and entitled to priority pursuant to Section 3.6, are insufficient to pay in full the Outstanding Principal Balance on the Class A Notes, and (y) there is a positive balance in the Capital Account after giving effect to any withdrawal therefrom in respect of any Interest Shortfall, then on the Final Legal Maturity Date the Trustee shall withdraw from the Capital Account an amount equal to the lesser of the Outstanding Principal Balance on the Class A Notes and the balance in the Capital Account and distribute it to the Noteholders of the Class A Notes for payment of all or any portion of the Outstanding Principal Balance on the Class A Notes. The Trustee may conclusively rely on the calculation of the Calculation Agent of any amount calculated pursuant to this Section 3.7, and such calculation shall be binding on the Issuer and Noteholders.

Section 3.8 Redemptions.

(a) On any Redemption Date, the Trustee shall distribute the amounts in the Redemption Account as provided herein and in the applicable Resolution, including:

(i) to the extent Subordinated Notes or Refinancing Notes were issued for the purpose of funding such Redemption, paying to such Persons as shall be specified by the Issuer such Transaction Expenses as shall be due and payable in connection with the issuance and sale of the applicable Subordinated Notes or Refinancing Notes;

(ii) remitting to the Noteholders of the class of Notes to be redeemed, in accordance with the Resolution authorizing such Redemption (and, if such Redemption Date is a Payment Date, after application of Section 3.6 and Section 3.7), an amount equal to the Redemption Price plus Premium, if any, allocated, in the event of a Redemption of such Notes in part, pro rata in proportion to the Outstanding Principal Balance of such Notes held by such Noteholders; and

(iii) making such other distributions and payments as shall be authorized and directed by the Resolution and indentures supplemental hereto executed in connection with such Redemption.

(b) Subject to the provisions of Section 3.8(c) and Section 3.9, on any Redemption Date (and, if such Redemption Date is a Payment Date, to the extent that any Class A Notes will remain Outstanding after application of Section 3.6 and Section 3.7), the Issuer may elect to redeem the Class A Notes, in whole, but not in part, out of the proceeds of any Refinancing Notes, or, in whole or in part, out of amounts available in the Capital Account or the Redemption Account for such purpose, if any, including the proceeds of any Subordinated Notes, in each case, at the Redemption Price (any such redemption, an “Optional Redemption”). The Issuer shall give written notice of any such Optional Redemption to the Trustee and the Servicer not later than five Business Days prior to the date on which notice is to be given to Noteholders in accordance with Section 3.9(a) (unless the Trustee and any such Servicer agree to waive or limit the requirement for such notice). Such written notice to the Trustee shall include a copy of the Resolution authorizing such Optional Redemption, and shall set forth the relevant information regarding such Optional Redemption, including the information to be included in the notice given pursuant to Section 3.9(a) and whether or not any amounts available in the Capital Account shall be used for such Redemption.

(c) An indenture supplemental hereto providing for the issuance of any Subordinated Notes or Refinancing Notes may authorize one or more redemptions, in whole or in part, of such Notes, on such terms and subject to such conditions as shall be specified in such indenture supplemental hereto; provided, that, while any Class A Notes are Outstanding, such Subordinated Notes may only be redeemed by the Issuer with proceeds from Refinancing Notes in respect of such Subordinated Notes or capital contributions from the Equityholder.

(d) The application of Collections to principal payments on any Notes shall not be deemed to be a redemption or partial redemption of such Notes.

Section 3.9 Procedure for Redemptions.

(a) The Trustee, upon the written request and at the expense of the Issuer, shall give written notice in respect of any Redemption of any class of Notes under Section 3.8 to each Noteholder of such Notes at least 20 days but not more than 60 days before such Redemption Date. Each notice in respect of a Redemption given pursuant to this Section 3.9(a) shall state (A) the Redemption Date, (B) the Redemption Price of the Notes to be redeemed, (C) in the case of a Redemption of the Notes of any class in part, the portion of the Outstanding Principal Balance of the Notes that is expected to be redeemed, (D) that Notes to be redeemed in a Redemption in whole must be surrendered (which action may be taken by any Noteholder or its authorized agent) to the Trustee to collect the Redemption Price on such Notes, (E) that, unless the Issuer fails to pay the Redemption Price, interest on Notes called for Redemption in whole shall cease to accrue on and after the Redemption Date and (F) if such Redemption is conditional upon the occurrence of any event or condition, such event or condition. If mailed in the manner herein provided, the notice shall be conclusively presumed to have been given whether or not the Noteholder receives such notice.

(b) Any such notice, at the election of the Issuer, may state that such Redemption is conditional upon the occurrence of any event, including the receipt of the redemption moneys in an amount sufficient to pay the principal of and Premium, if any, and interest on the Notes being redeemed and related Transaction Expenses by the Trustee on or before the Redemption Date and that such notice shall be of no force and effect, and the Issuer shall not be required to redeem such Notes, unless such event has occurred.

(c) If notice in respect of a Redemption for any Notes shall have been given as provided in Section 3.9(a) and such notice shall not contain the language permitted at the Issuer’s option under Section 3.9(b), such Notes shall become due and payable on the Redemption Date at the Corporate Trust Office at the applicable Redemption Price, and, unless there is a default in the payment of the applicable Redemption Price, interest on such Notes shall cease to accrue on and after the Redemption Date. Upon presentation and surrender of such Notes at the Corporate Trust Office, such Notes shall be paid and redeemed at the applicable Redemption Price. On or before any Redemption Date in respect of such a Redemption, the Issuer shall, to the extent an amount equal to the Redemption Price of such Notes (and any Transaction Expenses relating thereto as of the Redemption Date) is not then held by the Issuer or on deposit in the Redemption Account, deposit or cause to be deposited in the Redemption Account an amount in immediately available funds so that the total amount in the Redemption Account shall be sufficient to pay such Redemption Price (and any Transaction Expenses relating thereto as of the Redemption Date).

(d) If notice in respect of a Redemption for any Notes shall have been given as provided in Section 3.9(a) and such notice shall contain the language permitted at the Issuer’s option under Section 3.9(b), such Notes shall become due and payable on the Redemption Date at the Corporate Trust Office at the applicable Redemption Price and interest on such Notes shall cease to accrue on and after the Redemption Date; provided, that, in each case, the Issuer shall have deposited or caused to be deposited in the Redemption Account on or prior to 11:00 a.m. (New York City time) on the Redemption Date an amount sufficient to pay the Redemption Price (and any Transaction Expenses relating thereto as of the Redemption Date). Upon the Issuer making such deposit and presentation and surrender of such Notes at the Corporate Trust Office, such Notes shall be paid and redeemed at the applicable Redemption Price. If the Issuer shall not make such deposit on or prior to 11:00 a.m. (New York City time) on the Redemption Date, the notice in respect of Redemption shall be of no force and effect, and the principal on such Notes or specified portions thereof shall continue to bear interest as if such notice in respect of Redemption had not been given.

(e) If requested in writing by the Issuer at least one Business Day prior to the Redemption Date, on or prior to the Redemption Date, the Trustee shall transfer the amounts set forth in such written request in the Capital Account to the Redemption Account.

(f) All Notes that are redeemed will be surrendered to the Trustee for cancellation and may not be reissued or resold.

ARTICLE IV

DEFAULT AND REMEDIES

Section 4.1 Events of Default. Each of the following events or occurrences shall constitute an “Event of Default” hereunder with respect to any class of Notes (except for clauses (a), (b), (c) and (d) below in which the potential events or occurrences that would constitute an Event of Default are specific to certain classes of Notes, in which case such Event of Default shall be constituted only with respect to such classes of Notes (and not all classes of Notes)), and each such Event of Default shall be deemed to exist and continue so long as, but only so long as, it shall not have been waived or remedied, as applicable:

(a) (i) failure to pay interest on the Class A Notes due on any Payment Date (other than the Final Legal Maturity Date) within five days of such Payment Date, but only to the extent of the Available Collections Amount available for interest payments pursuant to the priority of payments in Section 3.6, any funds in the Interest Reserve Account and any capital contributed to the Issuer by the Equityholder as described in Section 3.1(f) and made available for interest payments pursuant to Section 3.7, or (ii) failure to pay principal of the Class A Notes due on any Payment Date (other than the Final Legal Maturity Date or any Redemption Date) within five days of such Payment Date, but only to the extent of the Available Collections Amount available for principal payments pursuant to the priority of payments in Section 3.6;

(b) (i) failure to pay interest on the Class A Notes due on any Payment Date (other than the Final Legal Maturity Date or as set forth in Section 4.1(a)) in full on or prior to the succeeding Payment Date, together with Additional Interest thereon, and (ii) in the case of any class or series of Notes other than the Class A Notes, except as provided in the related Resolution and set forth in any indenture supplemental hereto providing for the issuance of such Notes pursuant to Section 2.15 or Section 2.16, failure to pay interest on any Notes of such class or series on the Payment Date that such interest is due, in each case regardless of whether or not funds are then available therefor in the Collection Account;

(c) (i) failure to pay principal of and Premium, if any, and accrued and unpaid interest on any class or series of Notes on the applicable Final Legal Maturity Date or (ii) if all conditions to the Redemption have been satisfied and subject to Section 3.9(b), failure to pay the Redemption Price when due on any Redemption Date for such class or series;

(d) failure to pay any other amount in respect of any class or series of Notes when due and payable in connection with such class or series of Notes and the continuance of such default for a period of 30 or more days after written notice thereof is given to the Issuer by the Trustee;

(e) failure by the Issuer to comply with any covenant, obligation, condition or provision binding on it under this Indenture or the Notes (other than a payment default for which provision is made in Section 4.1(a), Section 4.1(b), Section 4.1(c) or Section 4.1(d)); provided, that, (i) if the consequences of the failure can be cured, such failure continues for a period of 30 days or more after written notice thereof has been given to the Issuer by the Trustee at the Direction of Noteholders holding a majority of the Outstanding Principal Balance of the Senior Class of Notes, and (ii) except in respect of a covenant, obligation, condition or provision already qualified in respect of Material Adverse Change, such failure is a Material Adverse Change;

(f) the Issuer becomes subject to a Voluntary Bankruptcy or an Involuntary Bankruptcy;

(g) any judgment or order for the payment of money in excess of $1,000,000 shall be rendered against the Issuer and such judgment or order is not paid or otherwise discharged and remains unstayed for a period of ten days after such judgment or order becomes final and non-appealable;

(h) the Issuer becomes an investment company required to be registered under the Investment Company Act;

(i) the Issuer is classified as a corporation or publicly traded partnership taxable as a corporation for U.S. federal income tax purposes;

(j) the Seller shall have failed to perform any of its covenants under the Purchase and Sale Agreement where, except in respect of a covenant already qualified in respect of Material Adverse Change, such failure is a Material Adverse Change;

(k) the Equityholder shall have failed to perform any of its covenants under the Pledge and Security Agreement where, except in respect of a covenant already qualified in respect of Material Adverse Change, such failure is a Material Adverse Change; or

(l) the Trustee shall fail to have a first-priority perfected security interest in any of the Collateral, in any of the Issuer Pledged Equity or in any material portion of the other Issuer Pledged Collateral, subject only to Permitted Liens.

Section 4.2 Acceleration, Rescission and Annulment.

(a) If an Event of Default with respect to the Notes (other than an Acceleration Default) occurs and is continuing, the Senior Trustee may, and, upon the Direction of Noteholders holding a majority of the Outstanding Principal Balance of the Senior Class of Notes, shall, subject to Section 4.12, give an Acceleration Notice to the Issuer. Upon delivery of such an Acceleration Notice (and so long as such Acceleration Notice has not been rescinded and annulled pursuant to this Indenture), the Outstanding Principal Balance of the Notes and all accrued and unpaid interest thereon shall be immediately due and payable. At any time after the Senior Trustee or such Noteholders have so declared the Outstanding Principal Balance of the Notes to be immediately due and payable, and prior to the exercise of any other remedies pursuant to this Article IV, the Senior Trustee, upon the Direction of Noteholders holding a majority of the Outstanding Principal Balance of the Senior Class of Notes, shall, subject to Section 4.5(a) and Section 4.12, by written notice to the Issuer, rescind and annul such declaration and thereby annul its consequences if (i) there has been paid to or deposited with the Trustee an amount sufficient to pay all overdue installments of interest on the Notes, and the principal of, and Premium, if any, on, the Notes that would have become due otherwise than by such declaration of acceleration, (ii) the rescission would not conflict with any judgment or decree and (iii) all other Defaults and Events of Default, other than non-payment of interest and Premium, if any, on and principal of the Notes that have become due solely because of such declaration of acceleration, have been cured or waived. If an Acceleration Default occurs, the Outstanding Principal Balance of the Notes and all accrued and unpaid interest thereon shall automatically become immediately due and payable without any further action by any party.

(b) Notwithstanding this Section 4.2, Section 4.3 and Section 4.12, after the occurrence and during the continuation of an Event of Default, no Noteholders of any class of Notes other than the Senior Class of Notes shall be permitted to give or direct the giving of an Acceleration Notice, or to exercise any remedy in respect of such Event of Default, and no Person other than the Senior Trustee, at the Direction of Noteholders holding a majority of the Outstanding Principal Balance of the Senior Class of Notes, may give an Acceleration Notice or exercise any such remedy.

(c) Within 30 days after the occurrence of an Event of Default in respect of any class of Notes, the Trustee shall give to the Noteholders notice, transmitted by mail, of all uncured or unwaived Defaults known to it on such date; provided, that the Trustee may withhold such notice with respect to a Default (other than a payment default with respect to interest, principal or Premium, if any) if it determines in good faith that withholding such notice is in the interest of the affected Noteholders.

Section 4.3 Other Remedies. Subject to the provisions of this Indenture and the Pledge and Security Agreement, if an Event of Default shall have occurred and be continuing, then the Senior Trustee may, but only at the Direction of Noteholders holding a majority of the Outstanding Principal Balance of the Senior Class of Notes, pursue any available remedy by proceeding at law or in equity to collect the payment of principal, Premium, if any, or interest due on the Notes or to enforce the performance of any provision of the Notes, this Indenture, the Servicing Agreement or the Pledge and Security Agreement, including any of the following, to the fullest extent permitted by Applicable Law, subject to the receipt of such Direction:

(a) The Senior Trustee may, but shall not be required to, obtain the appointment of a Receiver of the Collateral as provided in Section 12.7 and the Issuer consents to and waives any right to notice of any such appointment.

(b) The Senior Trustee may, without notice to the Issuer and at such time as the Senior Trustee in its sole discretion may determine, exercise any or all of the Issuer’s rights in, to and under or in any way connected with or related to any or all of the Collateral, including (i) demanding and enforcing payment and performance of, and exercising any or all of the Issuer’s rights and remedies with respect to the collection, enforcement or prosecution of, any or all of the Collateral (including the Purchased Assets and the Issuer’s rights under the Purchase and Sale Agreement), in each case by legal proceedings or otherwise, (ii) settling, adjusting, compromising, extending, renewing, discharging and releasing any or all of, and any legal proceedings brought to collect or enforce any or all of, the Purchased Assets and otherwise under the Transaction Documents and (iii) preparing, filing and signing the name of the Issuer on (A) any proof of claim or similar document to be filed in any bankruptcy or similar proceeding involving the Collateral (including the Purchased Assets) and (B) any notice of lien, assignment or satisfaction of lien, or similar document in connection with the Collateral (including the Purchased Assets).

(c) Subject to the Pledge and Security Agreement (including the provisions of Section 11.1 of the Pledge and Security Agreement), the Senior Trustee may, without notice except as specified herein, and as required by Applicable Law, in accordance with Applicable Law, sell or cause the sale of all or any part of the Collateral in one or more parcels at public or private sale, at any of the Senior Trustee’s offices or elsewhere, for cash, on credit or for future delivery, and upon such other terms as the Senior Trustee may deem commercially reasonable, provided, that, so long as the Counterparty License Agreement remains in force, the Senior Trustee shall make any such sale only to a Person that is a Permitted Holder. The Issuer agrees that, to the extent notice of sale shall be required by Applicable Law, at least ten days’ notice to the Issuer of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. The Senior Trustee shall not be obligated to make any sale of all or any part of the Collateral regardless of notice of sale having been given. The Senior Trustee may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned.

(d) The Senior Trustee may, instead of exercising the power of sale conferred upon it by Section 4.3(c) and Applicable Law, proceed by a suit or suits at law or in equity to foreclose the Security Interest and sell all or any portion of the Collateral under a judgment or a decree of a court or courts of competent jurisdiction, provided, that, so long as the Counterparty License Agreement remains in force, the Senior Trustee shall make any such foreclosure sale only to a Person that is a Permitted Holder.

(e) The Senior Trustee may require the Issuer to, and the Issuer hereby agrees that it shall at its expense and upon request of the Senior Trustee, forthwith assemble all or part of the Collateral as directed by the Senior Trustee and make it available to the Senior Trustee at a place to be designated by the Senior Trustee that is reasonably convenient to both parties.

(f) In addition to the rights and remedies provided for in this Indenture, the Senior Trustee may exercise in respect of the Collateral all the rights and remedies of a secured party upon default under the UCC (whether or not the UCC applies to the affected property included in the Collateral) and under all other Applicable Law; provided, that, so long as the Counterparty License Agreement remains in force, the Senior Trustee shall cause any sale of the Collateral to be made only to a Person that is a Permitted Holder.

(g) The Senior Trustee may maintain a proceeding even if it does not possess any of the Notes or does not produce any of them in the proceeding.

Section 4.4 Limitation on Suits. Without limiting the provisions of Section 4.9 and the final sentence of Section 12.4, no Noteholder shall have any right to institute any proceeding, judicial or otherwise, with respect to this Indenture, the Pledge and Security Agreement or the Notes, for the appointment of a Receiver or trustee or for any other remedy hereunder, unless:

(a) such Noteholder is a holder of the Senior Class of Notes and has previously given written notice to the Senior Trustee of a continuing Event of Default;

(b) the Noteholders holding a majority of the Outstanding Principal Balance of the Senior Class of Notes make a written request to the Senior Trustee to pursue a remedy hereunder;

(c) such Noteholder or Noteholders offer to the Senior Trustee an indemnity satisfactory to the Senior Trustee against any costs, expenses and liabilities to be incurred in complying with such request;

(d) the Senior Trustee does not comply with such request within 60 days after receipt of the request and the offer of indemnity; and

(e) during such 60-day period, Noteholders holding a majority of the Outstanding Principal Balance of the Senior Class of Notes do not give the Senior Trustee a Direction inconsistent with such request.

No one or more Noteholders may use this Indenture to affect, disturb or prejudice the rights of another Noteholder or to obtain or seek to obtain any preference or priority not otherwise created by this Indenture and the terms of the Notes over any other Noteholder or to enforce any right under this Indenture, except in the manner herein provided.

Section 4.5 Waiver of Existing Defaults.

(a) The Senior Trustee, upon the Direction of Noteholders holding a majority of the Outstanding Principal Balance of the Senior Class of Notes, by written notice to the Issuer may waive any existing Default (or Event of Default) hereunder and its consequences, except a Default (or Event of Default) (i) in the payment of the interest on, principal of and Premium, if any, on any Note or (ii) in respect of a covenant or provision hereof that under Article IX cannot be modified or amended without the consent of the Noteholder of each Note affected thereby. Upon any such waiver, such Default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been cured for every purpose of this Indenture, but no such waiver shall extend to any subsequent or other Default (or Event of Default) or impair any right consequent thereon.

(b) Any written waiver of a Default or an Event of Default given by the Senior Trustee to the Issuer in accordance with the terms of this Indenture shall be binding upon the Senior Trustee and the other parties hereto. Unless such writing expressly provides to the contrary, any waiver so granted shall extend only to the specific event or occurrence that gave rise to the Default or Event of Default so waived and not to any other similar event or occurrence that occurs subsequent to the date of such waiver.

Section 4.6 Restoration of Rights and Remedies. If the Senior Trustee or any Noteholder of the Senior Class of Notes has instituted any proceeding to enforce any right or remedy under this Indenture, and such proceeding has been discontinued or abandoned for any reason or has been determined adversely to the Senior Trustee or such Noteholder, then in every such case the Issuer, the Senior Trustee and the Noteholders shall, subject to any determination in such proceeding, be restored severally and respectively to their former positions hereunder, and thereafter all rights and remedies of the Senior Trustee and the Noteholders shall continue as though no such proceeding has been instituted.

Section 4.7 Remedies Cumulative. Each and every right, power and remedy herein given to the Trustee specifically or otherwise in this Indenture shall be cumulative and shall, to the extent permitted by Applicable Law, be in addition to every other right, power and remedy herein specifically given or now or hereafter existing at law, in equity or by statute, and each and every right, power and remedy whether specifically herein given or otherwise existing may be exercised from time to time and as often and in such order as may be deemed expedient by the Trustee, and the exercise or the beginning of the exercise of any power or remedy shall not be construed to be a waiver of the right to exercise at the same time or thereafter any other right, power or remedy. No delay or omission by the Trustee in the exercise of any right, remedy or power or in the pursuance of any remedy shall impair any such right, power or remedy or be construed to be a waiver of any Default on the part of the Issuer or to be an acquiescence.

Section 4.8 Authority of Courts Not Required. The parties hereto agree that, to the greatest extent permitted by Applicable Law, the Trustee shall not be obliged or required to seek or obtain the authority of, or any judgment or order of, the courts of any jurisdiction in order to exercise any of its rights, powers and remedies under this Indenture, and the parties hereby waive any such requirement to the greatest extent permitted by Applicable Law.

Section 4.9 Rights of Noteholders to Receive Payment. Notwithstanding any other provision of this Indenture, the right of any Noteholder to receive payment of interest on, principal of, or Premium, if any, on any Note on or after the respective due dates therefor expressed in such Note, or to bring suit for the enforcement of any such payment on or after such respective dates, shall not be impaired or affected without the consent of such Noteholder.

Section 4.10 Trustee May File Proofs of Claim. The Trustee may file such proofs of claim and other papers or documents as may be necessary or advisable in order to have the claims of the Trustee and of any Noteholder allowed in any judicial proceedings relating to any obligor on the Notes, its creditors or its property.

Section 4.11 Undertaking for Costs. All parties to this Indenture agree, and each Noteholder by its acceptance hereof shall be deemed to have agreed, that, in any suit for the enforcement of any right or remedy under this Indenture or in any suit against the Trustee for any action taken or omitted by it as Trustee, a court in its discretion may require the filing by any party litigant in such suit of an undertaking to pay the costs of such suit, and the court in its discretion may assess reasonable costs, including reasonable attorneys’ fees, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defense made by the party litigant. This Section 4.11 does not apply to a suit instituted by the Trustee, a suit instituted by any Noteholder for the enforcement of the payment of interest, principal, or Premium, if any, on any Note on or after the respective due dates expressed in such Note or a suit by a Noteholder or Noteholders holding at least 10% of the Outstanding Principal Balance of the Notes.

Section 4.12 Control by Noteholders. Subject to this Article IV and to the rights of the Trustee hereunder, Noteholders holding a majority of the Outstanding Principal Balance of the Senior Class of Notes shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee or exercising any trust, right or power conferred on the Trustee under any Transaction Document; provided, that:

(a) such Direction shall not be in conflict with any Applicable Law or with this Indenture and would not involve the Trustee in personal liability or unindemnified expense;

(b) the Trustee shall not determine that the action so directed would be unjustly prejudicial to the Noteholders of such class not taking part in such Direction; and

(c) the Trustee may take any other action deemed proper by the Trustee that is not inconsistent with such Direction.

Section 4.13 Senior Trustee. The Trustee irrevocably agrees (and the Noteholders (other than the Noteholders represented by the Senior Trustee) shall be deemed to agree by virtue of their purchase of the Notes) that the Senior Trustee shall have all of the rights granted to it under this Indenture, including the right to direct the Trustee to take certain action as provided for in this Indenture, and the Trustee hereby agrees to act in accordance with each such authorized direction of the Senior Trustee.

Section 4.14 Application of Proceeds. All cash proceeds received by the Senior Trustee in respect of any sale of, collection from or other realization upon all or any part of the Collateral shall be deposited in the Collection Account and first applied to pay all fees, expenses and indemnities owed to the Senior Trustee, and each other Trustee hereunder, and the remaining cash proceeds shall be distributed as provided in Section 3.6(a). Any surplus of such cash proceeds held and remaining after payment in full of all Secured Obligations shall be paid over to the Issuer or whomsoever may be lawfully entitled to receive such surplus as provided in Section 3.6. Any amount received for any sale or sales conducted in accordance with the terms of Section 4.3 shall to the extent permitted by Applicable Law be deemed conclusive and binding on the Issuer and the Noteholders.

Section 4.15 Waivers of Rights Inhibiting Enforcement. The Issuer waives (a) any claim that, as to any part of the Collateral, a private or public sale, should the Senior Trustee elect so to proceed, is, in and of itself, not a commercially reasonable method of sale for such part of the Collateral, (b) except as otherwise provided in any of the Transaction Documents, TO THE EXTENT PERMITTED BY APPLICABLE LAW, NOTICE OR JUDICIAL HEARING IN CONNECTION WITH THE TRUSTEE’S TAKING POSSESSION OR DISPOSITION OF ANY OF THE COLLATERAL, INCLUDING ANY AND ALL PRIOR NOTICE AND HEARING FOR ANY PREJUDGMENT REMEDY OR REMEDIES AND ANY SUCH RIGHT THAT THE ISSUER WOULD OTHERWISE HAVE UNDER THE CONSTITUTION OR ANY STATUTE OF THE U.S. OR OF ANY STATE, AND ALL OTHER REQUIREMENTS AS TO THE TIME, PLACE AND TERMS OF SALE OR OTHER REQUIREMENTS WITH RESPECT TO THE ENFORCEMENT OF THE TRUSTEE’S RIGHTS HEREUNDER, (c) all rights of redemption, appraisement, valuation, stay and extension or moratorium and (d) except as otherwise provided in any of the Transaction

Documents (including Section 11.1 of the Pledge and Security Agreement), all other rights the exercise of which would, directly or indirectly, prevent, delay or inhibit the enforcement of any of the rights or remedies under this Indenture or the absolute sale of the Collateral, now or hereafter in force under any Applicable Law, and the Issuer, for itself and all who may claim under it, insofar as it or they now or hereafter lawfully may, hereby waives the benefit of all such Applicable Laws and rights.

Section 4.16 Security Interest Absolute. All rights of the Trustee and security interests hereunder, and all obligations of the Issuer hereunder, shall be absolute and unconditional irrespective of, and the Issuer hereby irrevocably waives any defenses it may now have or may hereafter acquire in any way relating to, any or all of the following:

(a) any lack of validity or enforceability of any of the Transaction Documents or any other agreement or instrument relating thereto (other than against the Trustee);

(b) any change in the time, manner or place of payment of, or in any other term of, all or any of the Secured Obligations, or any other amendment or waiver of or any consent to any departure from the Transaction Documents or any other agreement or instrument relating thereto;

(c) any taking, exchange, surrender, release or non-perfection of any Collateral or any other collateral, or any release or amendment or waiver of or consent to any departure from any guaranty, for all or any of the Secured Obligations;

(d) any manner of application of any Collateral or any other collateral, or proceeds thereof, to all or any of the Secured Obligations, or any manner of sale or other disposition of any Collateral or any other collateral for all or any of the Secured Obligations or any other obligations of the Issuer under or in respect of the Transaction Documents or any other assets of the Issuer;

(e) any change, restructuring or termination of the limited liability company structure or existence of the Issuer;

(f) the failure of any other Person to execute this Indenture or any other agreement or the release or reduction of liability of the Issuer or other grantor or surety with respect to the Secured Obligations; or

(g) any other circumstance (including any statute of limitations) or any existence of or reliance on any representation by the Trustee that might otherwise constitute a defense available to, or a discharge of, the Issuer.

Section 4.17 Observer.

(a) If an Event of Default with respect to the Notes has occurred and is continuing and the Trustee has received written notice of (or otherwise has actual knowledge of) such Event of Default, the Trustee shall, subject to the proviso in Section 4.2(c), within 30 days following receipt of such notice, give to the Noteholders and Beneficial Holders that have executed and delivered to the Registrar a Confidentiality Agreement written notice (the “Initial

Notice”) of such Event of Default advising that each Noteholder and Beneficial Holder has the right to nominate a Person (the “Nominee”) to be appointed as an observer of all meetings of the governing body (and committees thereof) of the Issuer (the “Observer”). Each Noteholder and Beneficial Holder may, but is not required to, nominate one Nominee by written notice received by the Trustee within ten Business Days of the date of the Initial Notice (the “Nomination Period”). Each such notice shall contain at least the following information: (i) the identity of such Nominee and reasonable detail about the Person nominated; (ii) the identity of the nominating Noteholder or Beneficial Holder with respect to such Nominee, together with the Outstanding Principal Balance of Notes held by such Noteholder or the amount of Beneficial Interests held by such Beneficial Holder; and (iii) a statement confirming that such Nominee is willing to serve as Observer if appointed.

(b) If no Nominee is nominated within the Nomination Period, the Trustee shall promptly notify the Issuer, with a copy to the Noteholders and Beneficial Holders that have executed and delivered to the Registrar a Confidentiality Agreement, that no Nominee has been nominated.

(c) If any Nominee is nominated within the Nomination Period, the Trustee shall, within three Business Days following the end of the Nomination Period, give to the Noteholders and Beneficial Holders that have executed and delivered to the Registrar a Confidentiality Agreement written notice (the “Solicitation Notice”) setting forth (i) the identity of each Nominee and the details relating to each such Nominee provided to the Trustee, (ii) the identity of the nominating Noteholder or Beneficial Holder with respect to each Nominee, together with the Outstanding Principal Balance of Notes held by such Noteholder or the amount of Beneficial Interests held by such Beneficial Holder, (iii) a statement confirming that each Nominee is willing to serve as Observer if appointed and (iv) that each Noteholder shall have ten Business Days after the date of the Solicitation Notice (the “Solicitation Period”) to indicate by written notice to the Trustee the Nominee (and no more than one Nominee) from the list of Nominees specified in the Solicitation Notice that it wishes to have appointed as Observer. Immediately following the end of the Solicitation Period, the Trustee shall calculate, based upon the written notices it received during the Solicitation Period, for each Nominee, the Outstanding Principal Balance of the Notes selecting such Nominee. The Nominee that is selected by the largest Outstanding Principal Balance of the Notes shall be designated as Observer (and, in the event that two or more Nominees are selected by the largest Outstanding Principal Balance of the Notes, then the Trustee shall furnish a new Solicitation Notice within three Business Days thereof setting forth only such Nominees selected by such largest Outstanding Principal Balance of the Notes, and the process set forth above shall be repeated therefrom to select an Observer). The Trustee shall give written notice to the Issuer, the Servicer and the Noteholders and Beneficial Holders that have executed and delivered to the Registrar a Confidentiality Agreement of the results of the solicitation, and the Issuer shall (A) provide the Observer with notice of any meeting of the governing body (or any committee thereof) of the Issuer in accordance with the Issuer Organizational Documents (as if the Observer were a member of the governing body or committee thereof, as the case may be), (B) furnish to the Observer any materials distributed to any other participant in any such meeting at the same time as such materials are distributed to such other participant(s), (C) permit the Observer to attend and observe any such meeting and (D) cause the Issuer’s officers or other representatives to promptly, accurately and in good faith respond to any inquiries of the Observer.

(d) At any time, the Noteholders holding a majority of the Outstanding Principal Balance of the Notes may remove the Observer by written notice to the Trustee, the Issuer and the Noteholders. Upon removal of the Observer, the Trustee shall request the nomination and selection of a replacement Observer using the procedures described in this Section 4.17.

(e) The Observer (i) must, prior to exercising any right or discharging any duty under this Section 4.17, execute and deliver to the Registrar a Confidentiality Agreement and (ii) shall provide to the Trustee, for inclusion with the next Distribution Reports, a report summarizing its observations from each meeting of the governing body (or any committee thereof) of the Issuer that it shall have attended.

ARTICLE V

REPRESENTATIONS AND WARRANTIES AND COVENANTS

Section 5.1 Representations and Warranties. The Issuer represents and warrants to the Trustee, as of the date of this Indenture, as follows:

(a) The Issuer is a limited liability company duly organized, validly existing and in good standing under the laws of the State of Delaware and has all limited liability company powers and authority to execute and deliver, and perform its obligations under, this Indenture.

(b) Each Transaction Document to which the Issuer is a party has been duly authorized, executed and delivered by the Issuer and constitutes the legal, valid and binding obligation of the Issuer, enforceable against the Issuer in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or similar Applicable Laws affecting creditors’ rights generally, general equitable principles and principles of public policy.

(c) The Issuer has good and marketable title to the Purchased Assets and the other assets and property constituting the Collateral, free and clear of any Liens other than Permitted Liens.

(d) The execution and delivery of any Transaction Document to which the Issuer is a party, and the performance of obligations under any Transaction Document to which the Issuer is a party, by the Issuer do not require any consent or approval of, registration or filing with or any other action by any Governmental Authority, except for the filing of UCC financing statements, those previously obtained and those the failure of which to be obtained or made would not be a Material Adverse Change.

(e) This Indenture creates in favor of the Trustee, for the benefit of the Noteholders, a valid and enforceable security interest in the Collateral, and, when financing statements in appropriate form are filed in the applicable filing offices, the security interest created under this Indenture will constitute a fully perfected security interest in all right, title and interest of the Issuer in the Collateral to the extent perfection can be obtained by filing UCC financing statements.

Section 5.2 Covenants. The Issuer covenants with the Trustee that, so long as any Notes are Outstanding, it will perform and comply with each of the following covenants and not engage in any activity prohibited by this Indenture without the prior written consent of the Trustee pursuant to Section 9.1 or Section 9.2, as applicable, authorizing the Issuer not to perform any such covenants or to engage in any such activity prohibited by this Indenture, in each case on such terms and conditions, if any, as shall be specified in such prior written consent:

(a) Except as described under Article IX or Article XI, the Issuer shall not take any action, whether orally or in writing, that would amend, waive, modify, supplement, restate, cancel or terminate, or discharge or prejudice the validity or effectiveness of, this Indenture, the Notes, the Servicing Agreement or the Pledge and Security Agreement, or permit any party to any such document to be released from its obligations thereunder (unless, in each case, expressly permitted thereunder).

(b) The Issuer shall not, directly or indirectly, (i) declare or make any distribution on its Capital Securities, whether in cash, property, securities or a combination thereof, to the Equityholder or otherwise with respect to any ownership of the Issuer’s Capital Securities, except that the Issuer may distribute to the Equityholder (x) all or any portion of any amounts transferred to the Issuer under Section 3.6(a)(vii) or Section 3.6(b), (y) any proceeds from an issuance of Notes or Capital Securities in accordance with this Indenture or (z) any funds remaining in the Capital Account in the event that six withdrawals have been made from the Capital Account pursuant to Section 3.7, (ii) purchase, redeem, retire or otherwise acquire for value any issued Capital Securities of the Issuer, except that the Issuer may purchase, redeem, retire or otherwise acquire for value any issued Capital Securities of the Issuer with all or any portion of any amounts transferred to the Issuer under Section 3.6(a)(vii) or Section 3.6(b), (iii) make any payment of principal, interest or Premium, if any, on the Notes or make any voluntary or optional redemption, repurchase, defeasance or other acquisition or retirement for value of, or make any deposit with respect to, indebtedness for borrowed money or similar obligations of the Issuer other than as permitted by the Notes and this Indenture (including as permitted in connection with any issuance or sale of any Additional Class A Notes, any Subordinated Notes, Refinancing Notes or Capital Securities expressly permitted by the Notes and this Indenture) or (iv) make any loan or advance to any Person, any purchase or other acquisition of any beneficial interest, Capital Securities, warrants, rights, options, obligations or other securities of such Person, any capital contribution to such Person or any other investment in such Person (other than Eligible Investments, any Purchased Assets and any such items received by the Issuer in connection with the Issuer’s ownership and management of Eligible Investments or the Purchased Assets). The foregoing shall not restrict the Equityholder or its Affiliates (other than the Issuer) from making open market purchases or otherwise acquiring or purchasing Notes.

(c) The Issuer shall not incur or suffer to exist any Lien over or with respect to any of the Issuer’s assets, including the Collateral, other than any Permitted Lien.

(d) The Issuer shall not incur, create, issue, assume, Guarantee or otherwise become liable for or with respect to, or become responsible for, the payment or performance of, contingently or otherwise, whether present or future (in any such case, to “Incur”), indebtedness for borrowed money; provided, however, that the Issuer may Incur indebtedness in respect of the Original Class A Notes, any Additional Class A Notes, any Subordinated Notes and any Refinancing Notes issued in accordance with this Indenture.

(e) Except as expressly permitted by the Transaction Documents, the Issuer shall not liquidate or dissolve and shall not consolidate with, merge with or into, sell, transfer, convey, lease or otherwise dispose of the Purchased Assets or any material portion of its other property and assets to, or purchase or otherwise acquire all or substantially all of the assets of, any other Person, or permit any other Person to merge with or into, or consolidate or otherwise combine with, the Issuer; provided, however, that the foregoing shall not restrict the Issuer from disposing of Eligible Investments in accordance with this Indenture.

(f) The Issuer shall not, directly or indirectly, transfer, issue, deliver or sell, or consent to transfer, issue, deliver or sell, any Capital Securities of the Issuer unless (i) such Capital Securities are pledged to the Trustee pursuant to the Pledge and Security Agreement, (ii) after giving effect to such transfer, issuance, delivery and sale, the Equityholder is not subject to U.S. federal withholding tax in respect of the Payments and (iii) other than any issuance of Capital Securities to an existing Equityholder, prior to such issuance, delivery or sale, the Trustee shall have been provided with an Opinion of Counsel from a law firm with a nationally recognized tax practice that such issuance, delivery or sale should not cause a “significant modification” of the Notes for U.S. federal income tax purposes; provided, however, that, notwithstanding anything in this Section 5.2(f)(iii), the Trustee shall not be required to be provided with such an Opinion of Counsel if there has been a Change in Law and counsel to the Equityholder determines in good faith that it is unable to render such an Opinion of Counsel (whereas it would have been able to render such an Opinion of Counsel had the Change in Law not occurred). Notwithstanding the foregoing, the Issuer is permitted to accept capital contributions from any Equityholder after the Closing Date provided such amount is deposited into the Capital Account and used only as permitted by this Indenture. For the avoidance of doubt, the Capital Securities of the Issuer discussed in this Section 5.2(f) do not include any non-equity Capital Securities issued to the Independent Member.

(g) The Issuer shall not engage in any business or activity other than entering into the Transaction Documents, purchasing or otherwise acquiring, owning, holding, managing, servicing, pledging and otherwise dealing with the Eligible Investments and the Purchased Assets, collecting the Payments and any other payments in respect of the Purchased Assets or the Eligible Investments, issuing Notes, issuing Capital Securities (subject to the provisions of Section 5.2(f)), undertaking any action contemplated by the Transaction Documents or necessary or reasonably appropriate to maintain, enforce or enjoy the full benefit of any current or residual rights granted by or arising out of the Purchased Assets and the Transaction Documents and entering into, remaining a party to, and otherwise performing any of the obligations contemplated by, and exercising any right or remedy granted to the Issuer pursuant to or arising out of, the Transaction Documents, the Purchased Assets and the Counterparty License Agreement and other matters reasonably related thereto.

(h) The Issuer shall not, directly or indirectly, enter into, renew or extend any transaction (including the purchase, sale, lease or exchange of property or assets, or the rendering of any service) with any Affiliate of the Issuer, except for (i) entering into the Transaction Documents and the Issuer Organizational Documents and (ii) engaging in transactions contemplated by the Transaction Documents and the Issuer Organizational Documents (including distributions to, and issuance of Capital Securities to, the Equityholder and the acceptance of capital contributions from the Equityholder, in each case to the extent not prohibited by this Indenture).

(i) The Issuer shall not, without the written consent of the Independent Member, take any action that would constitute a Voluntary Bankruptcy. The Issuer shall promptly provide the Trustee with written notice of the institution of any proceeding by or against the Issuer seeking to adjudicate it a bankrupt or insolvent, or seeking liquidation, winding-up, reorganization, arrangement, adjustment, protection, relief or composition of its debts under any Applicable Law relating to bankruptcy, insolvency or reorganization or relief of debtors, or seeking the entry of an order for relief or the appointment of a receiver, trustee or other similar official for it or for any substantial part of its property.

(j) The Issuer shall comply with the Issuer Organizational Documents. The Issuer shall not take any action to waive, repeal, amend, vary, supplement or otherwise modify the Issuer Organizational Documents in a manner that would adversely affect (x) the rights, remedies, privileges or preferences of the Noteholders or (y) the validity, perfection or priority of the Lien on any Collateral (including the Purchased Assets) or any Issuer Pledged Collateral, except to the extent expressly permitted by the Issuer Organizational Documents.

(k) The Issuer shall duly and punctually pay principal with respect to the Outstanding Principal Balance, Premium, if any, and Interest Amount on the Notes in Dollars in accordance with the terms of this Indenture and such Notes; provided, that the Issuer shall be in compliance with this covenant with respect to any Payment Date (other than the Final Legal Maturity Date or any Redemption Date) if any such interest in excess of the portion of the Available Collections Amount available to pay such interest on the relevant Payment Date and funds in the Interest Reserve Account and the Capital Account (subject to Section 3.7) are paid in full not later than the succeeding Payment Date (together with Additional Interest thereon).

(l) The Issuer shall not employ any employees other than as required by any Applicable Law; provided, that the Equityholder, the Manager and the Service Providers shall not be deemed to be employees for purposes of this Section 5.2(l).

(m) The Issuer (i) shall perform and comply in all material respects with its duties and obligations (if any) under the Counterparty License Agreement related to the Purchased Assets and under the Purchase and Sale Agreement, (ii) shall not forgive, release or compromise any amount owed to or becoming owing to it under the Counterparty License Agreement or the Purchase and Sale Agreement, except (x) as would not be a Material Adverse Change and (y) to the extent the Issuer concluded in good faith that such action would be in the best interest of the Noteholders, (iii) shall not assign, amend, modify, supplement, restate, waive, cancel or terminate (or consent to any cancellation or termination of), in whole or in part, any rights constituting or involving the right to receive the Payments, the Counterparty License Agreement or the Purchase and Sale Agreement, except as would not be a Material Adverse Change, (iv) shall use commercially reasonable efforts to not breach the provisions of the Counterparty License Agreement or the Purchase and Sale Agreement, (v) shall not enter into any new agreement in respect of the Purchased Assets or the Product (in respect of the Territory in the Field) (other than any New Arrangement), (vi) shall not waive any obligation of, or grant any consent to, Counterparty under or in respect of the Product (in respect of the Territory in the

Field), the Counterparty License Agreement, the other Purchased Assets or the Purchase and Sale Agreement, except as would not be a Material Adverse Change, (vii) shall not consent to an assignment of the Purchase and Sale Agreement by the Seller or the Counterparty License Agreement by Counterparty, except as would not be a Material Adverse Change, and (viii) shall not agree to do any of the foregoing.

(n) The Issuer shall at all times use its commercially reasonable efforts to exercise and enforce its rights and remedies under the Purchase and Sale Agreement, the Servicing Agreement, the Purchased Assets and the Counterparty License Agreement, in each case, in a timely and commercially reasonable manner; provided, that, following the occurrence and continuation of an Event of Default, the Issuer shall give notice to the Trustee on behalf of the Noteholders of any contemplated enforcement of such rights and remedies and will follow any Direction regarding enforcement of such rights and remedies provided by Noteholders holding a majority of the Outstanding Principal Balance of the Senior Class of Notes (or the Senior Trustee on their behalf) that it has received.

(o) The Issuer shall maintain its existence separate and distinct from any other Person in all material respects, including using its commercially reasonable efforts to comply with the separateness covenants set forth in the Issuer Organizational Documents.

(p) The Issuer will not enter into any agreement prohibiting the right of the Trustee or any Noteholder to amend or otherwise modify any Transaction Document; provided, that the foregoing prohibition shall not apply to restrictions contained in any Transaction Document.

(q) The Issuer will not change, amend or alter its exact legal name at any time except following 30 days’ notice given by the Issuer to the Trustee.

(r) The Issuer will not assign or pledge, so long as the assignment hereunder shall remain in effect and has not been terminated pursuant to Section 11.1, any of its right, title or interest in the Collateral hereby assigned to anyone other than the Trustee; provided, that the sale or other disposition of the Capital Securities of the Issuer by the Equityholder (or any interest therein) in compliance with the Pledge and Security Agreement or any issuance of Capital Securities by the Issuer (subject to the provisions of Section 5.2(f)) shall not be considered a violation of this Section 5.2(r).

(s) The Issuer agrees that, at any time and from time to time, at the Issuer’s expense, the Issuer will promptly and duly execute and deliver or cause to be duly executed and delivered any and all such further instruments and documents, and take all further action, that may be necessary and within the control of the Issuer, in order to perfect the security interest in the Collateral, or as may be reasonably requested by the Trustee (acting at the Direction of Noteholders holding a majority of the Outstanding Principal Balance of the Senior Class of Notes), and to carry out the provisions of this Indenture or to enable the Trustee to exercise and enforce its rights and remedies hereunder with respect to any Collateral. The Issuer also agrees that, at any time and from time to time, at the Issuer’s expense, the Issuer will file (or cause to be filed) such UCC continuation statements and such other instruments or notices as may be necessary, including UCC financing statements or amendments thereto, in order to perfect and preserve the security interests and other rights granted or purported to be granted to the Trustee hereby. With respect to the foregoing and the grant of the security interest hereunder, the Issuer hereby authorizes the Trustee to file one or more financing or continuation statements, and amendments thereto that the Trustee may reasonably request, relative to all or any part of the Collateral. The Issuer hereby authorizes the Trustee to file financing statements describing as the collateral covered thereby “all of the debtor’s personal property or assets” or words to that effect, notwithstanding that such wording may be broader in scope than the Collateral described in this Indenture.

(t) The Issuer will maintain in the Borough of Manhattan, The City of New York, an office or agency of the Trustee, Registrar and Paying Agent where Notes may be presented or surrendered for payment, where Notes may be surrendered for registration of transfer, exchange or purchase and where notices and demands to or upon the Issuer in respect of the Notes and this Indenture may be served. Each of the Corporate Trust Office and each office or agency of the Trustee in the Borough of Manhattan, The City of New York shall initially be one such office or agency for all of the aforesaid purposes. The Issuer shall give prompt written notice to the Trustee of the location, and of any change in the location, of any such office or agency (other than a change in the location of the office of the Trustee). If at any time the Issuer shall fail to maintain any such required office or agency or shall fail to furnish the Trustee with the address thereof, such presentations, surrenders, notices and demands may be made or served at the address of the Trustee set forth in Section 12.5. The Issuer may also from time to time designate one or more other offices or agencies where the Notes may be presented or surrendered for any or all such purposes and may from time to time rescind such designations; provided, however, that no such designation or rescission shall in any manner relieve the Issuer of its obligation to maintain an office or agency in the Borough of Manhattan, The City of New York, for such purposes.

(u) The Issuer shall use commercially reasonable efforts to file any form or comply with any other administrative formalities required for an exemption from or a reduction of any withholding tax in respect of payments to the Issuer for which the Issuer is eligible. The Issuer shall maintain its status as an entity that is not classified as a corporation or publicly traded partnership taxable as a corporation for U.S. federal income tax purposes. The Issuer shall maintain its status as either (i) an entity that is disregarded as separate from the Equityholder if there is one Equityholder for U.S. federal income tax purposes or (ii) a partnership if there is more than one Equityholder for U.S. federal income tax purposes, in each case for U.S. federal income tax purposes and, to the extent permitted by Applicable Law, state and local tax purposes. The Issuer shall not file any tax return or report under any name other than its exact legal name at the time of the applicable filing. The Issuer shall treat the Notes as debt for U.S. federal income tax purposes. Neither the Issuer nor the Trustee shall treat any Noteholder or Beneficial Holder as a “partner” of the Issuer for U.S. federal income tax purposes with respect to the ownership of the Notes. The Issuer and the Trustee will treat all interest paid or otherwise accruing on the Notes as interest for U.S. federal income tax purposes. The Issuer will prepare and file all tax returns of the Issuer consistent with the covenants set forth in this Section 5.2(u) and will not take any inconsistent position in any communication or agreement with any taxing authority unless required by a final “determination” of a court of law within the meaning of Section 1313(a)(1) of the Code. The Issuer shall not enter into or incur any express or implied obligation to indemnify any other Person with respect to Taxes. The Issuer shall file (or cause to be filed) all tax returns and reports required by Applicable Law to be filed by it and pay all Taxes required to be paid by it.

(v) The Issuer shall comply with all Applicable Laws with respect to the Transaction Documents, the Counterparty License Agreement, the Purchased Assets and all ancillary agreements related thereto, the violation of which would be a Material Adverse Change.

(w) The Issuer shall (i) preserve and maintain its existence, (ii) preserve and maintain its rights, franchises, permits, licenses, approvals and privileges and (iii) qualify and remain qualified in good standing in each jurisdiction, in each case where the failure to preserve and maintain such existence, rights, franchises, permits, licenses, approvals, privileges and qualifications would be a Material Adverse Change.

(x) If any Person makes any payment in respect of the Purchased Assets to an account of the Issuer other than the Collection Account, then the Issuer promptly, and in any event no later than two Business Days following the receipt by the Issuer of such portion of such payment, shall remit such portion of such payment to the Collection Account in the exact form received with all necessary endorsements.

(y) During any period in which the Issuer is not subject to Section 13 or 15(d) of the Exchange Act, the Issuer shall make available to any Noteholder or Beneficial Holder in connection with any sale of any or all of its Notes and any prospective purchaser of such Notes from such Noteholder or Beneficial Holder the information required by Rule 144A(d)(4) under the Securities Act.

(z) The Issuer shall not, and shall not permit any of its Affiliates to, directly or indirectly, pay or cause to be paid any consideration of any type or form (whether in cash, property, by way of interest or fee or otherwise) to or for the benefit of any Noteholder or Beneficial Holder for or as an inducement to any forbearance, consent, waiver or amendment of any of the terms or provisions hereof or of the Notes, or any agreement in respect thereof, unless such consideration is, on the same terms and conditions, offered to all Noteholders and Beneficial Holders and paid to all Noteholders and Beneficial Holders that agree to such forbearance, consent, waiver or amendment, or agreement in respect thereof.

(aa) The Issuer shall provide written notice to the Trustee of any capital contributions received by the Issuer from the Equityholder and will immediately forward any such amounts to the Trustee for deposit in the Capital Account.

(bb) In the event that the Counterparty License Agreement terminates, the Issuer shall use its commercially reasonable efforts to identify and negotiate a New Arrangement that is commercially reasonable with respect to the Issuer, the Issuer’s rights under the Purchase and Sale Agreement and the Counterparty License Agreement and the rights of the Trustee and the Noteholders under the Transaction Documents.

Section 5.3 Reports and Other Deliverables by the Issuer.

(a) The Issuer shall furnish to the Trustee, within 120 days after the end of each fiscal year commencing with the fiscal year ending December 31, 2014, a certificate from a Responsible Officer of the Issuer as to his or her knowledge of the Issuer’s compliance with all of its obligations under this Indenture (it being understood that, for purposes of this Section 5.3, such compliance shall be determined without regard to any period of grace or requirement of notice provided under this Indenture except for the payment of any Interest Amount on the Class A Notes (other than on the Final Legal Maturity Date) by the Payment Date immediately following the Payment Date on which such Interest Amount was first payable).

(b) The Issuer shall deliver written notice to the Trustee of the occurrence of any Default or Event of Default under this Indenture promptly and in any event within five Business Days of a Responsible Officer of the Issuer (including the Manager) becoming aware of such Default or Event of Default, which shall be labeled “Notice of Default” or “Notice of Event of Default”.

(c) The Issuer shall promptly (and in any event within five Business Days of receipt thereof) provide to the Trustee and the Servicer copies of written materials that the Issuer receives from the Seller pursuant to the Purchase and Sale Agreement or otherwise in respect of the Counterparty License Agreement.

(d) Within 120 days after the beginning of each fiscal year commencing with the fiscal year beginning January 1, 2015, the Issuer shall furnish to the Trustee an opinion of its legal counsel, which opinion shall state either that (i) in the opinion of such counsel, all action (except as otherwise stated in such opinion) has been taken with respect to any filing, re-filing, recording or re-recording with respect to the Collateral as is necessary to maintain the perfection of the security interest on the Collateral in favor of the Trustee for the benefit of the Noteholders, or (ii) in the opinion of such counsel, no such action is necessary to maintain such security interest.

ARTICLE VI

THE TRUSTEE

Section 6.1 Acceptance of Trusts and Duties. Except during the continuance of an Event of Default, the Trustee undertakes to perform such duties and only such duties as are specifically set forth in this Indenture, and no implied covenants or obligations shall be read into this Indenture against the Trustee; provided, that, to the extent those duties are qualified, limited or otherwise affected by the provisions of any other Transaction Document, the Trustee shall be required to perform those duties only as so qualified, limited or otherwise affected. The duties and responsibilities of the Trustee shall be as provided by the Trust Indenture Act (as if the Trust Indenture Act applied to this Indenture) and as set forth herein. The Trustee accepts the trusts hereby created and applicable to it and agrees to perform the same but only upon the terms of this Indenture and the Trust Indenture Act (as if the Trust Indenture Act applied to this Indenture) and agrees to receive and disburse all moneys received by it in accordance with the terms hereof. The Trustee in its individual capacity shall not be answerable or accountable under any circumstances except for its own willful misconduct or negligence or breach of any of its representations or warranties set forth herein made expressly in its individual capacity, and the Trustee shall not be liable for any action or inaction of the Issuer or any other parties to any of the Transaction Documents. Any amounts received by or due to the Trustee under this Indenture, including the fees, out-of-pocket expenses and indemnities of the Trustee, shall be Expenses of the Issuer. The Trustee shall not be liable to any Person for special, punitive, indirect, consequential or incidental loss or damage of any kind whatsoever (including lost profits), even if the Trustee has been advised of the likelihood of such loss or damage.

The Issuer does hereby constitute and appoint the Trustee the true and lawful attorney of the Issuer, irrevocably, granted for good and valuable consideration and coupled with an interest and with full power of substitution, and with full power (in the name of the Issuer or otherwise), to ask, require, demand, receive, compound and give acquittance for any and all monies and claims for monies (in each case including insurance and requisition proceeds) due and to become due under or arising out of any Transaction Document and all other property that now or hereafter constitutes part of the Collateral, to endorse any checks or other instruments or orders in connection therewith and to file any claims or take any action or institute any proceedings that the Trustee may deem to be necessary or advisable in the premises; provided, that the Trustee shall not exercise any such rights except upon the occurrence and during the continuance of an Event of Default hereunder in accordance with Section 4.3.

Section 6.2 Copies of Documents and Other Notices.

(a) The Trustee, upon written request, shall furnish to each requesting Noteholder or Beneficial Holder that has executed and delivered to the Registrar a Confidentiality Agreement and the Servicer, promptly upon receipt thereof, duplicates or copies of all reports, Notices, requests, demands, certificates, financial statements and other instruments furnished to the Trustee under or in connection with this Indenture; provided, that any such Beneficial Holder shall have submitted a certification to the Trustee certifying as to its Beneficial Interests.

(b) The Trustee shall furnish to Noteholders and Beneficial Holders that have executed and delivered to the Registrar a Confidentiality Agreement and the Servicer promptly after receipt thereof any reports or notices received from any of the Issuer, the Equityholder, the Seller or Counterparty. The Trustee may conclusively rely on the validity of any Confidentiality Agreement delivered to it, and may assume that each Beneficial Holder that has delivered a Confidentiality Agreement continues to beneficially own the Notes and is entitled to receive the information requested in accordance with this Section 6.2 absent receipt by the Trustee of written notice to the contrary.

(c) Each party hereto acknowledges and agrees that the Trustee may effect delivery of any Distribution Report (including the materials accompanying such Distribution Report) or any other of the information in this Section 6.2 by posting such on an IntraLinks site or a substantially similar electronic transmission system established by the Issuer for this purpose; provided, however, that only Noteholders or Beneficial Holders that have executed and delivered to the Registrar a Confidentiality Agreement shall be entitled to have access to such material; provided, that, upon written notice to the Trustee, any Noteholder or Beneficial Holder may decline to receive such information via IntraLinks or a substantially similar electronic transmission system.

Section 6.3 Representations and Warranties. The Trustee does not make and shall not be deemed to have made any representation or warranty as to the validity, legality or enforceability of this Indenture, the Notes or any other document or instrument or as to the correctness of any statement contained in any thereof, except that the Trustee in its individual capacity hereby represents and warrants as follows:

(a) The Trustee is a duly authorized national banking association and is validly existing and in good standing under the laws of the United States of America.

(b) The Trustee has all requisite right, power and authority to execute and deliver this Indenture and its related documents and to perform all of its duties as Trustee hereunder and thereunder.

(c) The execution and delivery by the Trustee of this Indenture and the other Transaction Documents to which it is a party, and the performance by the Trustee of its duties hereunder and thereunder, have been duly authorized by all necessary corporate proceedings, and no further approvals or filings, including any governmental approvals, are required for the valid execution and delivery by the Trustee, or the performance by the Trustee, of this Indenture and such other Transaction Documents to which it is a party.

(d) The execution, delivery and performance by the Trustee of this Indenture and the other Transaction Documents to which it is a party (i) to the best of the Trustee’s knowledge and without independent inquiry or investigation into the facts thereto, do not violate any provision of any Applicable Law and (ii) do not violate any provision of its articles of association or by-laws.

(e) The execution, delivery and performance by the Trustee of this Indenture and the other Transaction Documents to which it is a party, to the best of the Trustee’s knowledge and without independent inquiry or investigation into the facts thereto, do not require the authorization, consent or approval of, the giving of notice to, the filing or registration with, or the taking of any action in respect of, any Governmental Authority.

(f) The Trustee has duly executed and delivered this Indenture and each other Transaction Document to which it is a party, and each of this Indenture and each such other Transaction Document constitutes the legal, valid and binding obligation of the Trustee in accordance with its terms, except as (i) such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium and similar Applicable Laws relating to or affecting the enforcement of creditors’ rights generally and (ii) the availability of equitable remedies may be limited by equitable principles of general applicability.

(g) The Trustee meets the requirements of Section 6.8 and is an Eligible Institution.

Section 6.4 Reliance; Agents; Advice of Counsel. The Trustee shall incur no liability to anyone acting upon any signature, instrument, notice, resolution, request, consent, order, certificate, report, opinion, bond or other document or paper believed by it to be genuine and believed by it to be signed by the proper party or parties. The Trustee may accept a copy of a resolution of the governing body of any party to any Transaction Document (including the Issuer), certified in an accompanying Officer’s Certificate as duly adopted and in full force and effect, as conclusive evidence that such resolution has been duly adopted and that the same is in full force and effect. As to any fact or matter the manner of ascertainment of which is not specifically described herein, the Trustee shall be entitled to receive and may for all purposes hereof conclusively rely on a certificate, signed by an officer of any duly authorized Person, as to such fact or matter, and such certificate shall constitute full protection to the Trustee for any action taken or omitted to be taken by it in good faith in reliance thereon. To the extent not otherwise specifically provided herein, the Trustee shall assume, and shall be fully protected in assuming, that the Issuer is authorized by its constitutional documents to enter into this Indenture and to take all action permitted to be taken by it pursuant to the provisions hereof and shall not be required to inquire into the authorization of the Issuer with respect thereto. To the extent not otherwise specifically provided herein, the Trustee shall furnish to the Issuer or the Servicer upon written request such information and copies of such documents as the Trustee may have and as are necessary for the Issuer or any such Servicer to perform its duties under Article II and Article III or otherwise.

The Trustee shall not be liable for any action it takes or omits to take in good faith that it believes to be authorized or within its rights or powers or for any action it takes or omits to take in accordance with the Direction of the Noteholders in accordance with Section 4.12 relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust, right or power conferred upon the Trustee, under any Transaction Document.

The Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder or under any other Transaction Document either directly or by or through agents or attorneys or a custodian or nominee, and the Trustee shall not be responsible for any misconduct or negligence on the part of, or for the supervision of, any such agent, attorney, custodian or nominee appointed with due care by it hereunder.

The Trustee may consult with counsel as to any matter relating to this Indenture or any other Transaction Document and any opinion of counsel or any advice of such counsel shall be full and complete authorization and protection in respect of any action taken or suffered or omitted by it hereunder in good faith and in accordance with such advice or opinion of counsel.

The Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture or any other Transaction Document, or to institute, conduct or defend any litigation hereunder or in relation hereto, at the request, order or Direction of any of the Noteholders, pursuant to the provisions of this Indenture or any other Transaction Document, unless such Noteholders shall have offered to the Trustee security or indemnity reasonably satisfactory to it against the costs, expenses and liabilities that may be incurred therein or thereby.

The Trustee shall not be required to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder or under any other Transaction Document, or in the exercise of any of its rights or powers, if there is reasonable ground for believing that the repayment of such funds or indemnity satisfactory to it against such risk or liability is not reasonably assured to it, and none of the provisions contained in this Indenture or any other Transaction Document shall in any event require the Trustee to perform, or be responsible or liable for the manner of performance of, any obligations of the Issuer or the Servicer under this Indenture or any of the other Transaction Documents.

The Trustee shall not be liable for any Losses or Taxes (except for Taxes relating to any compensation, fees or commissions of any entity acting in its capacity as Trustee hereunder) or in connection with the selection of Eligible Investments or for any investment losses resulting from Eligible Investments.

When the Trustee incurs expenses or renders services in connection with an Acceleration Default, such expenses (including the fees and expenses of its counsel) and the compensation for such services are intended to constitute expenses of administration under any Applicable Law relating to bankruptcy matters or Applicable Law relating to creditors’ rights generally.

The Trustee shall not be charged with knowledge of an Event of Default unless a Responsible Officer of the Trustee obtains actual knowledge of such event or has received written notice of such event at its Corporate Trust Office from the Issuer, the Servicer or Noteholders holding not less than 10% of the Outstanding Principal Balance of the Notes, which shall be labeled “Notice of Default” or “Notice of Event of Default”.

The Trustee shall have no duty to monitor the performance of the Issuer, the Servicer or any other party to the Transaction Documents, or to confirm the accuracy of any information or calculation required to be provided by such parties to the Trustee under the Transaction Documents. Nor shall the Trustee have any liability in connection with the malfeasance or nonfeasance by any other party to the Transaction Documents.

Whenever in the administration of the provisions of this Indenture the Trustee shall deem it necessary or desirable that a matter be proved or established prior to taking or suffering any action to be taken hereunder or under any other Transaction Document, such matter (unless other evidence in respect thereof be herein specifically prescribed) may, in the absence of gross negligence or willful misconduct on the part of the Trustee, be deemed to be conclusively proved and established by a certificate signed by a Responsible Officer of the Issuer and delivered to the Trustee, and such certificate, in the absence of gross negligence or willful misconduct on the part of the Trustee, shall be full warrant to the Trustee for any action taken, suffered or omitted by it under the provisions of this Indenture or any other Transaction Document upon the faith thereof.

Except as provided expressly hereunder, the Trustee shall have no obligation to invest and reinvest any cash held in the Accounts in the absence of timely and specific written investment direction by or on behalf of the Issuer. In no event shall the Trustee be liable for the selection of investments or for investment losses incurred thereon. The Trustee shall have no liability in respect of losses incurred as a result of the liquidation of any investment prior to its stated maturity or the failure of the Issuer to provide timely written investment direction.

When the Trustee incurs expenses after the occurrence of a Default specified in Section 4.1 with respect to the Issuer, if the surviving entity has failed to honor such obligation, the expenses are intended to constitute expenses of administration under any Applicable Law relating to insolvency matters or under the Bankruptcy Code.

Section 6.5 Not Acting in Individual Capacity. The Trustee acts hereunder solely as trustee unless otherwise expressly provided, and all Persons, other than the Noteholders to the extent expressly provided in this Indenture, having any claim against the Trustee by reason of the transactions contemplated hereby shall look, subject to the lien and priorities of payment as provided herein or in any other Transaction Document, only to the property of the Issuer for payment or satisfaction thereof.

Section 6.6 Compensation of Trustee. The Trustee agrees that it shall have no right against the Noteholders or, except as provided in Section 3.6(a) and Section 4.14, the property of the Issuer, for any fee as compensation for its services hereunder. The Issuer shall pay to the Trustee from time to time such compensation as is agreed in writing between the two parties. The priority of such compensation shall be subject to Section 3.6(a) and Section 4.14.

Section 6.7 May Hold Notes. The Trustee, any Paying Agent, the Registrar or any of their Affiliates or any other agent in their respective individual or any other capacity may become the owner or pledgee of the Notes and, subject to Sections 310(b) and 311 of the Trust Indenture Act (as if the Trust Indenture Act applied to this Indenture), may otherwise deal with the Issuer with the same rights it would have if it were not the Trustee, Paying Agent, Registrar or such other agent.

Section 6.8 Corporate Trustee Required; Eligibility. There shall at all times be a Trustee that shall (a) be eligible to act as a trustee under Section 310(a) of the Trust Indenture Act (as if the Trust Indenture Act applied to this Indenture), (b) meet the requirements of Rule 3a-7(a)(4)(i) under the Investment Company Act and (c) meet the Eligibility Requirements. If such corporation publishes reports of conditions at least annually, pursuant to Applicable Law or to the requirements of any federal, state, foreign, territorial or District of Columbia supervising or examining authority, then, for the purposes of this Section 6.8, the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of conditions so published.

In case at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section 6.8 to act as Trustee, the Trustee shall resign immediately as Trustee in the manner and with the effect specified in Section 7.1.

Section 6.9 Reports by the Trustee. Within 60 days after May 15 of each year commencing with the first full calendar year following the issuance of any class of Notes, the Trustee shall, if required by Section 313(a) of the Trust Indenture Act (as if the Trust Indenture Act applied to this Indenture), transmit to the Noteholders of each class, as provided in Section 313(c) of the Trust Indenture Act (as if the Trust Indenture Act applied to this Indenture), a brief report describing, among other things, any changes in eligibility and qualifications of the Trustee and any Subordinated Note Issuance.

Section 6.10 Pledge and Security Agreement and Other Transaction Documents. The Trustee shall enter into the Pledge and Security Agreement with the Equityholder on the Closing Date and shall hold the collateral pledged thereunder as part of the Collateral for purposes of this Indenture. The provisions of this Article VI shall apply to the Trustee’s exercise of rights and remedies under the Pledge and Security Agreement, mutatis mutandis. In addition, the Trustee shall enter into such other Transaction Documents on the Closing Date to which it is party.

Section 6.11 Collateral.

(a) The Trustee shall hold such of the Collateral as consists of instruments, deposit accounts, negotiable documents, money, goods, letters of credit and advices of credit in the State of New York. The Trustee shall hold such of the Collateral as constitutes investment property through a securities intermediary, which securities intermediary shall agree with the Trustee (which agreement shall be governed by the laws of the State of New York) that (a) such investment property shall at all times be credited to a securities account of the Trustee, (b) such securities intermediary shall treat the Trustee as entitled to exercise the rights that comprise each financial asset credited to such securities account, (c) all property credited to such securities account shall be treated as a financial asset, (d) such securities intermediary shall comply with entitlement orders originated by the Trustee without the further consent of any other Person, (e) such securities intermediary will not agree with any Person other than the Trustee to comply with entitlement orders originated by such other Person and (f) such securities account and the property credited thereto shall not be subject to any lien, security interest or right of set-off in favor of such securities intermediary or anyone claiming through it (other than the Trustee). Except as permitted by this Section 6.11 or as otherwise permitted by any Transaction Document, the Trustee shall not hold any part of the Collateral through an agent or a nominee.

(b) The Trustee shall not be responsible for the existence, genuineness or value of any of the Collateral or for the validity, perfection, priority or enforceability of the liens in any of the Collateral, for the validity or sufficiency of the Collateral, for the validity of the title of the Issuer or the Equityholder to the Collateral, for insuring the Collateral or for the payment of Taxes, charges, assessments or liens upon the Collateral. Notwithstanding anything to the contrary in the Transaction Documents, the Trustee shall have no responsibility for recording, filing, re-recording or re-filing any financing statement, continuation statement, document, instrument or other notice in any public office at any time or times or to otherwise take any action to perfect or maintain the perfection of any security interest granted to it under the Transaction Documents.

Section 6.12 Preservation and Disclosure of Noteholder Lists. The Registrar shall preserve, in as current a form as is reasonably practicable, all information as to the names and addresses of the Noteholders received by it. At any time when a Default or an Event of Default has occurred and is continuing, in case either (a) three or more Noteholders that have executed and delivered to the Registrar a Confidentiality Agreement or (b) one or more Noteholders holding at least 25% of the Outstanding Principal Balance of the Senior Class of Notes that have executed and delivered to the Registrar a Confidentiality Agreement (in each case, “Applicants”) apply in writing to the Registrar and furnish to the Registrar reasonable proof that each such Applicant has owned a Note for a period of at least three months preceding the date of such application, and such application states that the Applicants desire to communicate with other

Noteholders with respect to their rights under this Indenture or under the Notes and such application is accompanied by a copy of the form of proxy or other communication that such Applicants propose to transmit, then the Registrar shall, within five Business Days after the receipt of such application, inform such Applicants as to the approximate number of Noteholders whose names and addresses appear in such information and as to the approximate cost of mailing to such Noteholders the form of proxy or other communication, if any, specified in such application. The Registrar shall, upon the written request of such Applicants, mail to each Noteholder whose name and address appears in such information a copy of the form of proxy or other communication that is specified in such request, with reasonable promptness after a tender to the Registrar of the material to be mailed and of payment, or provision for the payment, of the reasonable expenses of mailing. Each and every Noteholder, by receiving and holding the same, agrees with the Issuer and the Registrar that neither the Registrar nor any agent of the Issuer or the Registrar shall be held accountable by reason of mailing any material pursuant to a request made under this Section 6.12.

Section 6.13 Audit Rights.

(a) At the Direction of Noteholders holding at least 25% of the Outstanding Principal Balance of the Senior Class of Notes, the Senior Trustee shall instruct the Servicer on behalf of the Issuer to exercise the Issuer’s rights pursuant to Section 8.12 of the Counterparty License Agreement, with respect to periods commencing on or after January 1, 2014, to audit the books and records of Counterparty (which audit or inspection may only be made at the times and in the manner provided by and otherwise in conformity with the requirements of the audit rights of the Seller provided for by Section 8.12 of the Counterparty License Agreement, including that such audit rights may be exercised only once per calendar year), and the Issuer shall cause the Trustee to include for distribution to Noteholders and Beneficial Holders that have executed and delivered to the Registrar a Confidentiality Agreement any written audit report that the Issuer or the Servicer receives with respect to such inspection or audit in the next Distribution Report (after receipt of such written audit report) to be distributed pursuant to Section 2.13. Any such written audit report shall be treated confidentially pursuant to the terms of the Confidentiality Agreement; provided, however, that nothing in this Section 6.13(a) shall prohibit or restrict the Issuer’s ability to unilaterally exercise its rights pursuant to Section 4.7 of the Purchase and Sale Agreement in the absence of any such Direction of the Noteholders.

(b) At the Direction of Noteholders holding at least 25% of the Outstanding Principal Balance of the Senior Class of Notes, the Issuer shall, upon not less than ten Business Days’ prior written notice to the Issuer, permit an independent public accounting firm of nationally recognized standing selected by such Noteholders to make such inspection and audit of the books and records of the Issuer as may reasonably be necessary to determine the correctness of any Distribution Report, including the calculations made by the Calculation Agent in respect of any Calculation Date, as set forth in Section 3.4, and the payments made pursuant to Section 3.6 with respect thereto. Such inspection and audit (x) may not be conducted more than once during any calendar year, (y) shall be conducted by such accounting firm during normal business hours at such place or places where such books and records are held and (z) may not be conducted more than once in respect of any given Calculation Date. Subject to this Section 6.13(b), the Issuer shall make available to such accounting firm such books and records of the Issuer reasonably pertinent to such inspection and audit and shall reasonably cooperate with such accounting firm in connection therewith. Such accounting firm shall prepare a report disclosing its conclusions with respect to the accuracy or inaccuracy of the amounts inspected and audited and shall furnish such report to the Trustee for distribution to Noteholders and Beneficial Holders that have executed and delivered to the Registrar a Confidentiality Agreement. In the event of any inaccuracy reported by such accounting firm, the Issuer shall cause the amounts to be paid to the Collection Account for distribution on the succeeding Payment Date pursuant to Section 3.6(a) to be adjusted in accordance with Section 3.6(d).

Section 6.14 Compliance with Applicable Anti-Terrorism and Anti-Money Laundering Regulations. In order to comply with Applicable Laws in effect from time to time applicable to banking institutions, including those relating to the funding of terrorist activities and money laundering, the Trustee is required to obtain, verify and record certain information relating to Persons that maintain a business relationship with the Trustee. Accordingly, the Issuer agrees to provide to the Trustee upon its request from time to time such identifying information and documentation as may be available for the Issuer in order to enable the Trustee to comply with such Applicable Laws.

Section 6.15 Jurisdiction of Trustee. Each of the Issuer and the Trustee agrees that the State of New York shall be the Trustee’s jurisdiction for purposes of Sections 8-110, 9-304 and 9-305 of the UCC.

Section 6.16 Notice of Event of Default to the Equityholder. If an Event of Default of which the Trustee has been provided written notice or has actual knowledge shall have occurred and be continuing, the Trustee shall deliver written notice to the Equityholder, in accordance with the notice information provided in the Pledge and Security Agreement to which the Equityholder is party, of the occurrence and continuance of such Event of Default promptly and in any event within five Business Days of a Responsible Officer of the Trustee so becoming aware of such Event of Default; provided, that the Trustee shall not be deemed to have any fiduciary duty to the Equityholder by reason of this Section 6.16, and the Trustee shall not be liable to the Equityholder for any failure to comply with this Section 6.16.

ARTICLE VII

SUCCESSOR TRUSTEES, REGISTRARS, PAYING AGENTS AND CALCULATION AGENTS

Section 7.1 Resignation and Removal of Trustee, Registrar, Paying Agent or Calculation Agent. Any of the Trustee, the Registrar, the Paying Agent and the Calculation Agent may resign as to all or any of the classes of Notes at any time without cause by giving at least 30 days’ prior written notice to the Issuer, the Servicer and the Noteholders. Noteholders holding a majority of the Outstanding Principal Balance of any class of Notes may at any time remove one or more of the Trustee, the Registrar, the Paying Agent and the Calculation Agent as to such class without cause, with the consent of the Issuer (such consent not to be unreasonably withheld) if no Event of Default shall have occurred and be continuing, by an instrument in writing delivered to the Issuer, the Servicer and the Trustee, Registrar, Paying Agent or Calculation Agent being removed. In addition, the Issuer may remove the Trustee if (a) the Trustee fails to comply with Section 310 of the Trust Indenture Act (as if the Trust Indenture Act applied to this Indenture) after written request therefor by the Issuer or the Noteholders of the related class who have been bona fide Noteholders for at least six months, (b) the Trustee fails to comply with Section 7.2(d) or any other provision hereof, (c) the Trustee is adjudged a bankrupt or an insolvent, (d) a receiver or public officer takes charge of the Trustee or its property or (e) the Trustee becomes incapable of acting. The Issuer may, and at the request of the Trustee shall, at any time terminate the agency of any Authorized Agent by giving written notice of termination to such Authorized Agent and to the Trustee. References to the Trustee, Registrar, Paying Agent and Calculation Agent in this Indenture include any successor Trustee, Registrar, Paying Agent or Calculation Agent, as the case may be, as to all or any of the classes of Notes appointed in accordance with this Article VII. Any resignation or removal of the Trustee, Registrar, Paying Agent or Calculation Agent pursuant to this Section 7.1 shall not be effective until a successor Trustee, Registrar, Paying Agent or Calculation Agent, as the case may be, shall have been duly appointed and vested as Trustee, Registrar, Paying Agent or Calculation Agent, as the case may be, pursuant to Section 7.2.

Section 7.2 Appointment of Successor.

(a) In the case of the resignation or removal of the Trustee or any Authorized Agent as to any class of Notes under Section 7.1 or if at any time an Authorized Agent shall cease to comply with the Eligibility Requirements (when, in the case of the resignation or removal of, or failure to comply by, an Authorized Agent, no other Authorized Agent performing the functions of such Authorized Agent as to such class shall have been appointed by the Trustee), the Issuer shall promptly appoint a successor Trustee as to such class or Authorized Agent as to such class to perform the functions of the Trustee or the Authorized Agent that has resigned or been removed or whose agency has been terminated or who shall have ceased to comply with the Eligibility Requirements. If a successor Trustee or Authorized Agent as to any class of Notes shall not have been appointed and accepted its appointment hereunder within 60 days after the Trustee or such Authorized Agent (other than in the case of an Authorized Agent where another Authorized Agent as to such class is performing the functions of such Authorized Agent), as the case may be, gives notice of resignation as to such class, the retiring Trustee or Authorized Agent, as the case may be, the Issuer, the Servicer or a majority of the Outstanding Principal Balance of such class of Notes may petition any court of competent jurisdiction for the appointment of a successor Trustee, Registrar, Paying Agent or Calculation Agent as to such class. The Issuer shall give written notice of any such appointment made by it to the Trustee, and in each case the Trustee shall mail notice of such appointment to all Noteholders of the related class of Notes as their names and addresses appear on the Register for such class of Notes.

(b) Any successor Trustee or Authorized Agent as to any class of Notes, however appointed, shall execute and deliver to the Issuer, the Servicer and the predecessor Trustee or Authorized Agent as to such class an instrument accepting such appointment, and thereupon such successor Trustee or Authorized Agent, without further act, shall become vested with all the estates, properties, rights, powers, duties and trusts of such predecessor Trustee or Authorized Agent hereunder in the trusts hereunder applicable to it with like effect as if originally named the Trustee or applicable Authorized Agent as to such class herein; provided, that, upon the written request of such successor Trustee or Authorized Agent, such predecessor Trustee or Authorized Agent shall, upon payment of all amounts due and owing to it, execute and deliver an instrument transferring to such successor Trustee or Authorized Agent, upon the trusts herein expressed applicable to it, all the estates, properties, rights, powers and trusts of such predecessor Trustee or Authorized Agent, and such predecessor Trustee or Authorized Agent shall duly assign, transfer, deliver and pay over to such successor Trustee or Authorized Agent all moneys or other property then held by such predecessor Trustee or Authorized Agent hereunder solely for the benefit of such class of Notes.

(c) If a successor Trustee or Authorized Agent is appointed with respect to one or more (but not all) classes of the Notes, the Issuer, the predecessor Trustee or Authorized Agent and each successor Trustee or Authorized Agent with respect to each class of Notes shall execute and deliver an indenture supplemental hereto that shall contain such provisions as shall be deemed necessary or desirable to confirm that all the rights, powers, trusts and duties of the predecessor Trustee or Authorized Agent with respect to the classes of Notes as to which the predecessor Trustee or Authorized Agent is not retiring shall continue to be vested in the predecessor Trustee or Authorized Agent, and shall add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the Notes hereunder by more than one Trustee or Authorized Agent.

(d) The Trustee shall be an Eligible Institution and shall meet the Eligibility Requirements and the requirements of Section 6.8, if there be such an institution willing, able and legally qualified to perform the duties of a Trustee hereunder.

(e) Any Person into which the Trustee or Authorized Agent may be merged or converted or with which it may be consolidated, or any Person resulting from any merger, conversion or consolidation to which the Trustee or Authorized Agent shall be a party, or any Person to which all or substantially all of the corporate trust business of the Trustee or Authorized Agent (including the administration of the trust created by this Indenture) may be transferred, shall, subject to the terms of Section 7.2(c) and Section 7.2(d), be the Trustee or Authorized Agent, as the case may be, under this Indenture without the execution or filing of any paper with any party hereto or any further act on the part of any party hereto, except where an instrument of transfer or assignment is required by Applicable Law to effect such succession, anything herein to the contrary notwithstanding.

ARTICLE VIII

INDEMNITY

Section 8.1 Indemnity. The Issuer shall indemnify and defend the Trustee (and its officers, directors, managers, employees and agents) for, and hold it harmless from and against, and reimburse the Trustee for, any loss, liability or expense incurred by it without bad faith, gross negligence or willful misconduct on its part in connection with the acceptance or administration of this Indenture and its performance of its duties under this Indenture and the Notes or any other Transaction Document, including the costs and expenses of defending itself against any claim or liability and of complying with any process served upon it or any of its officers in connection with the exercise or performance of any of its powers or duties, and hold it harmless against any loss, liability or reasonable expense incurred without bad faith, gross negligence or willful misconduct on its part, arising out of or in connection with actions taken or omitted to be taken in reliance on any Officer’s Certificate furnished hereunder, or the failure to furnish any such Officer’s Certificate required to be furnished hereunder. The Trustee shall notify the Issuer promptly of any claim asserted against the Trustee for which it may seek indemnity; provided, however, that failure to provide such notice shall not invalidate any right to indemnity hereunder unless, and only to the extent that, the Issuer is actually prejudiced by such omission. The Issuer shall defend any such claim and the Trustee shall cooperate in the defense thereof. The Trustee may have separate counsel and the Issuer shall pay the reasonable fees and expenses of one separate outside counsel for the Trustee. The Issuer need not pay for any settlements made without its consent. The Issuer need not reimburse any expense or provide any indemnity against any loss, liability or expense incurred by the Trustee through bad faith, gross negligence or willful misconduct. To secure the Issuer’s payment obligations under this Section 8.1, the Trustee shall have a lien prior to the Notes on all money or property held or collected by the Trustee to pay amounts due on the Notes or in accordance with the terms of this Indenture.

Section 8.2 Noteholders’ Indemnity. The Trustee shall be entitled, subject to such Trustee’s duty during a Default to act with the standard of care required under this Indenture, to be indemnified by the Noteholders of any class of Notes to its satisfaction before proceeding to exercise any right or power under this Indenture or any other Transaction Document at the request or Direction of such Noteholders.

Section 8.3 Survival. The provisions of Section 8.1 and Section 8.2 shall survive the termination of this Indenture or the earlier resignation or removal of the Trustee.

ARTICLE IX

MODIFICATION

Section 9.1 Modification with Consent of Noteholders. Subject to Section 3.6(b), with the consent of Noteholders holding a majority of the Outstanding Principal Balance of the Notes (voting or acting as a single class or series), the Trustee may agree to amend, modify or waive any provision of (or consent to the amendment, modification or waiver of) this Indenture, the Notes, the Pledge and Security Agreement or the Servicing Agreement; provided, however, that if there shall be Notes of more than one class or series Outstanding and if a proposed amendment, modification, consent or waiver shall directly affect the rights of Noteholders of one or more, but less than all, of such classes or series, then the consent only of the Noteholders holding a majority of the Outstanding Principal Balance of each affected class or series of Notes, each voting or acting as a single class or series, as the case may be, shall be required; provided, further, however, that no such amendment, modification, consent or waiver may, without the consent of Noteholders holding 100% of the Outstanding Principal Balance of the class or series of Notes affected thereby:

(a) reduce the percentage of any such series or class of Notes required to take or approve any action hereunder or thereunder;

(b) reduce the amount or change the time of payment of any amount owing or payable with respect to any such class or series of Notes (including pursuant to any Redemption) or change the rate of interest or change the manner of calculation of interest payable with respect to any such class or series of Notes;

(c) except as provided in Section 9.2(a), alter or modify in any adverse respect the provisions of this Indenture with respect to the Collateral for the Notes, the provisions of the Pledge and Security Agreement with respect to the related Issuer Pledged Collateral for the Notes or the manner of payment or the order of priority in which payments or distributions hereunder will be made as between the Noteholders of such Notes and the Issuer or as among the Noteholders (including pursuant to Section 3.6);

(d) consent to any assignment of the Issuer’s rights to a party other than the Trustee for the benefit of the Noteholders; or

(e) alter the provisions relating to the Interest Reserve Account in a manner adverse to any Noteholder;

provided, that the Noteholders holding a majority of the Outstanding Principal Balance of the Senior Class of Notes, by written notice to the Trustee, may waive any Default or Event of Default to the extent provided in Section 4.5.

It shall not be necessary for the consent of the Noteholders under this Section 9.1 to approve the particular form of any proposed amendment or waiver, but it shall be sufficient if such consent approves the substance thereof. Any such modification approved by the required Noteholders of any class of Notes will be binding on the Noteholders of the relevant class of Notes and each party to this Indenture.

After an amendment under this Section 9.1 becomes effective, the Issuer or, at the direction of the Issuer, the Trustee shall mail to the Noteholders a notice briefly describing such amendment. Any failure of the Issuer or the Trustee to mail such notice, or any defect therein, shall not, however, in any way impair or affect the validity of any such amendment.

After an amendment under this Section 9.1 becomes effective, it shall bind every Noteholder, whether or not notation thereof is made on any Note held by such Noteholder.

Section 9.2 Modification Without Consent of Noteholders. Subject to Section 3.6(b), the Trustee may, without the consent of any Noteholder, agree to amend, modify or waive any provision of (or consent to the amendment, modification or waiver of) this Indenture, the Notes, the Pledge and Security Agreement or the Servicing Agreement to:

(a) establish the terms of any Refinancing Notes or Subordinated Notes pursuant to Section 2.15 and Section 2.16, respectively (including, with respect to Subordinated Notes or as among classes or series of Subordinated Notes, modifications to Section 3.6(a)(v));

(b) evidence the succession of a successor to the Trustee or any Authorized Agent, the removal of the Trustee or any Authorized Agent or the appointment of any separate or additional trustee or trustees or co-trustees or Authorized Agent and to define the rights, powers, duties and obligations conferred upon any such separate trustee or trustees or co-trustees or such Authorized Agent;

(c) correct, confirm or amplify the description of any property at any time subject to the lien of this Indenture or to assign, transfer, convey, mortgage or pledge any property to or with the Trustee;

(d) cure any ambiguity or correct or supplement any defective or inconsistent provision of this Indenture, the Notes, the Pledge and Security Agreement or the Servicing Agreement;

(e) grant or confer upon the Trustee for the benefit of the Noteholders any additional rights, remedies, powers, authority or security that may be lawfully granted or conferred and that are not contrary to this Indenture;

(f) add to the covenants or agreements to be observed by the Issuer for the benefit of the Noteholders, to add Events of Default for the benefit of the Noteholders or surrender any right or power conferred upon the Issuer in this Indenture;

(g) comply with the requirements of the SEC or any other regulatory body or any Applicable Law;

(h) conform the text of this Indenture, the Notes issued hereunder, the Pledge and Security Agreement or the Servicing Agreement to any provision described under the portions of the Memorandum captioned “Description of the Notes” or “The Servicing Agreement” to the extent that such provision was intended to be a verbatim recitation of a provision of the Indenture, the Notes issued hereunder, the Pledge and Security Agreement or the Servicing Agreement (as confirmed by an Officer’s Certificate);

(i) effect any indenture supplemental hereto or any other amendment, modification, supplement, waiver or consent with respect to this Indenture, the Notes, the Pledge and Security Agreement or the Servicing Agreement; provided, that such indenture supplemental hereto, amendment, modification, supplement, waiver or consent will not adversely affect the interests of the Noteholders in any material respect as confirmed in an Officer’s Certificate of the Issuer; or

(h) provide for the issuance of any Additional Class A Notes in accordance with Section 2.1(g).

After an amendment under this Section 9.2 becomes effective, the Issuer or, at the direction of the Issuer, the Trustee shall mail to the Noteholders a notice briefly describing such amendment. Any failure of the Issuer or the Trustee to mail such notice, or any defect therein, shall not, however, in any way impair or affect the validity of any such amendment.

After an amendment under this Section 9.2 becomes effective, it shall bind every Noteholder, whether or not notation thereof is made on any Note held by such Noteholder.

Section 9.3 Subordination; Priority of Payments. The subordination provisions contained in Article X may not be amended or modified without the consent of Noteholders holding 100% of the Outstanding Principal Balance of the class of Notes affected thereby. In no event shall the provisions set forth in Section 3.6 relating to the priority of payment of Expenses be amended or modified.

Section 9.4 Execution of Amendments by Trustee. In executing, or accepting the additional trusts created by, any amendment or modification to this Indenture permitted by this Article IX or the modifications thereby of the trusts created by this Indenture, the Trustee shall be entitled to receive, and shall be fully protected in relying upon, an Officer’s Certificate and an Opinion of Counsel stating that the execution of such amendment is authorized or permitted by this Indenture. The Trustee may, but shall not be obligated to, enter into any such amendment that affects the Trustee’s own rights, duties or immunities under this Indenture or otherwise.

ARTICLE X

SUBORDINATION

Section 10.1 Subordination of the Notes.

(a) Each of the Issuer and the Trustee (on behalf of the Noteholders) covenants and agrees, and each Noteholder, by its acceptance of a Note, covenants and agrees, that the Notes of each class will be issued subject to the provisions of this Article X. Each Noteholder, by its acceptance of a Note, further agrees that all amounts payable on any Note will, to the extent provided in Section 3.6 and in the manner set forth in this Article X, be subordinated in right of payment to the prior payment in full of all Taxes owed by the Issuer (if any) and all Expenses payable to the Service Providers pursuant to this Indenture and the other Transaction Documents. Each Noteholder of a Subordinated Note, by its acceptance of a Subordinated Note, further agrees that all amounts payable on any Subordinated Note will, to the extent provided in Section 3.6 and in the manner set forth in this Article X, be subordinated in right of payment to the payment in full of the Class A Notes. Any claim to payment so stated to be subordinated is referred to as a “Subordinated Claim”; each claim to payment to which another claim to payment is a Subordinated Claim is referred to as a “Senior Claim” with respect to such Subordinated Claim.

(b) If, prior to the payment in full of all Senior Claims then due and payable, the Trustee or any Noteholder of a Subordinated Claim shall have received any payment or distribution in respect of such Subordinated Claim in excess of the amount to which such Noteholder was then entitled under Section 3.6, then such payment or distribution shall be received and held in trust by such Person and paid over or delivered to the Trustee for application as provided in Section 3.6.

(c) If any Service Provider, the Equityholder, the Trustee or any Noteholder of any Senior Claim receives any payment in respect of any Senior Claim that is subsequently invalidated, declared preferential, set aside and/or required to be repaid to a trustee, receiver or other party, then, to the extent such payment is so invalidated, declared preferential, set aside and/or required to be repaid, such Senior Claim shall be revived and continue in full force and effect and shall be entitled to the benefits of this Article X, all as if such payment had not been received.

(d) The Trustee (on its own behalf and on behalf of the Noteholders) and the Issuer each confirm that the payment priorities specified in Section 3.6, Section 4.14 and Section 8.1 shall apply in all circumstances.

(e) Each Noteholder, by its acceptance of a Note, authorizes and expressly directs the Trustee on its behalf to take such action as may be necessary or appropriate to effectuate the subordination provided in this Article X, and appoints the Trustee its attorney-in-fact for such purposes, including, in the event of any dissolution, winding-up, liquidation or reorganization of the Issuer (whether in bankruptcy, insolvency, receivership, reorganization or similar proceedings or upon an assignment for the benefit of creditors or otherwise), any actions tending towards liquidation of the property and assets of the Issuer or the filing of a claim for the unpaid balance of its Notes in the form required in those proceedings.

(f) If payment on the Notes is accelerated as a result of an Event of Default, the Issuer shall promptly notify the holders of the Senior Claims of such acceleration.

(g) After all Senior Claims are paid in full and until the Subordinated Claims are paid in full, and to the extent that such Senior Claims shall have been paid with funds that would, but for the subordination pursuant to this Article X, have been paid to and retained by such holders of Subordinated Claims, the holders of Subordinated Claims shall be subrogated to the rights of holders of Senior Claims to receive payments applicable to Senior Claims. A payment made under this Article X to holders of Senior Claims that otherwise would have been made to the holders of Subordinated Claims is not, as between the Issuer and the holders of Subordinated Claims, a payment by the Issuer.

(h) No right of any holder of any Senior Claim to enforce the subordination of any Subordinated Claim shall be impaired by an act or failure to act by the Issuer or the Trustee or by any failure by either the Issuer or the Trustee to comply with this Indenture.

(i) Each Noteholder by accepting a Note acknowledges and agrees that the foregoing subordination provisions are, and are intended to be, an inducement and a consideration to each holder of any Senior Claim, whether such Senior Claim was created or acquired before or after the issuance of such Noteholder’s claim, to acquire and continue to hold such Senior Claim, and such holder of any Senior Claim shall be deemed conclusively to have relied on such subordination provisions in acquiring and continuing to hold such Senior Claim. Each holder of a Subordinated Claim agrees to comply with the provisions of Article IV.

ARTICLE XI

DISCHARGE OF INDENTURE; SURVIVAL

Section 11.1 Discharge of Indenture; Survival.

(a) When (i) all outstanding Secured Obligations (other than contingent indemnity and expense reimbursement obligations for which no claim has been made) have been satisfied, (ii) the Issuer delivers to the Trustee all Outstanding Notes (other than Notes that have been replaced pursuant to Section 2.8) for cancellation and the Issuer irrevocably deposits, or there shall have otherwise been deposited in the Redemption Account, Collection Account or other applicable Account, funds sufficient to pay all remaining Expenses accrued and payable through such date, or (iii) all Outstanding Notes have become due and payable, whether at maturity or as a result of the mailing of a notice of Redemption and the Issuer irrevocably deposits or there shall have otherwise been deposited in the Redemption Account, Collection Account or other Account funds sufficient to pay all remaining Expenses accrued and payable through such date and to pay all principal of and interest and Premium (if any) on Outstanding Notes at maturity or upon redemption all Outstanding Notes, including interest and any Premium thereon to maturity or the Redemption Date (other than Notes replaced pursuant to Section 2.8), and if in each case the Issuer pays all other sums then due and payable hereunder by the Issuer, then this Indenture shall, subject to Section 11.1(b), cease to be of further effect and the Security Interest granted to the Trustee hereunder in the Collateral shall terminate. The Trustee shall acknowledge satisfaction and discharge of this Indenture, file all UCC termination statements and similar documents prepared by the Issuer and take other actions in order to terminate the Security Interest, on demand of the Issuer accompanied by an Officer’s Certificate and an Opinion of Counsel, at the cost and expense of the Issuer, to the effect that any conditions precedent to a discharge of this Indenture have been met.

(b) Notwithstanding Section 11.1(a), the Issuer’s obligations in Section 3.6(b) and Section 8.1, the Noteholders’ obligations in Section 8.2 and the Trustee’s obligations in Section 12.13 and Section 12.14 shall survive the satisfaction and discharge of this Indenture.

Section 11.2 Release of Security Interest in Certain Collateral. Upon distribution or transfer of (a) cash amounts permitted to be distributed or transferred by Article III and (b) cash proceeds from the Notes issued in accordance with this Indenture, the Security Interest in such cash amounts or such cash proceeds, as the case may be, shall terminate, and such item(s) of Collateral shall be released therefrom, immediately upon such distribution or transfer, without any further action by the Trustee; provided, however, that such release shall not apply to any other Collateral. The Trustee shall, at the expense of the Issuer, acknowledge the termination of any such Security Interest and the release of any such item(s) of Collateral therefrom and take other actions in order to evidence and confirm such termination and release, on demand of the Issuer accompanied by an Officer’s Certificate to the effect that any conditions precedent to such termination and release have been met.

ARTICLE XII

MISCELLANEOUS

Section 12.1 Right of Trustee to Perform. If the Issuer for any reason fails to observe or punctually to perform any of its obligations to the Trustee, whether under this Indenture, under any of the other Transaction Documents or otherwise, the Trustee shall have the power (but shall have no obligation), on behalf of or in the name of the Issuer or otherwise, to perform such obligations or cause performance of such obligations and to take any steps that the Trustee may, but shall not be required to, in its absolute discretion, consider appropriate with a view to remedying, or mitigating the consequences of, such failure by the Issuer, in which case the reasonable expenses of the Trustee, including the reasonable fees and expenses of its counsel, incurred in connection therewith shall be payable by the Issuer under Section 8.1; provided, that no exercise or failure to exercise this power by the Trustee shall in any way prejudice the Trustee’s other rights under this Indenture or any of the other Transaction Documents.

Section 12.2 Waiver. Any waiver by any party of any provision of this Indenture or any right, remedy or option hereunder shall only prevent and estop such party from thereafter enforcing such provision, right, remedy or option if such waiver is given in writing and only as to the specific instance and for the specific purpose for which such waiver was given. The failure or refusal of any party hereto to insist in any one or more instances, or in a course of dealing, upon the strict performance of any of the terms or provisions of this Indenture by any party hereto or the partial exercise of any right, remedy or option hereunder shall not be construed as a waiver or relinquishment of any such term or provision, but the same shall continue in full force and effect. No failure on the part of the Trustee to exercise, and no delay on its part in exercising, any right or remedy under this Indenture will operate as a waiver thereof, nor will any single or partial exercise of any right or remedy preclude any other or further exercise thereof or the exercise of any other right or remedy. The rights and remedies provided in this Indenture are cumulative and not exclusive of any rights or remedies provided by Applicable Law.

Section 12.3 Severability. In the event that any provision of this Indenture or the application thereof to any party hereto or to any circumstance or in any jurisdiction governing this Indenture shall, to any extent, be invalid or unenforceable under any Applicable Law, then such provision shall be deemed inoperative to the extent that it is invalid or unenforceable, and the remainder of this Indenture, and the application of any such invalid or unenforceable provision to the parties, jurisdictions or circumstances other than to whom or to which it is held invalid or unenforceable, shall not be affected thereby nor shall the same affect the validity or enforceability of this Indenture. The parties hereto further agree that the holding by any court of competent jurisdiction that any remedy pursued by the Trustee hereunder is unavailable or unenforceable shall not affect in any way the ability of the Trustee to pursue any other remedy available to it.

Section 12.4 Restrictions on Exercise of Certain Rights. The Trustee and, during the continuance of a payment Default with respect to the Senior Class of Notes, the Senior Trustee, except as otherwise provided in Section 4.4, Section 4.9 and Section 4.11, may sue for recovery or take any other steps for the purpose of recovering any of the obligations hereunder or any other debts or liabilities whatsoever owing to it by the Issuer. Each of the Noteholders shall at all times be deemed to have agreed by virtue of the acceptance of the Notes that only the Trustee and, during the continuance of a payment Default with respect to the Senior Class of Notes, the Senior Trustee, except as provided in Section 4.4, Section 4.9 and Section 4.11, may take any steps for the purpose of procuring the appointment of an administrative receiver, examiner, receiver or similar officer or the making of an administration order or for instituting any bankruptcy, reorganization, arrangement, insolvency, winding-up, liquidation, composition, examination or any like proceedings under Applicable Law.

Section 12.5 Notices. All Notices shall be in writing and shall be effective (a) upon receipt when sent through the mails, registered or certified mail, return receipt requested, postage prepaid, with such receipt to be effective the date of delivery indicated on the return receipt, (b) upon receipt when sent by an overnight courier, (c) on the date personally delivered to an authorized officer of the party to which sent, (d) on the date transmitted by facsimile or other electronic transmission with a confirmation of receipt or (e) in the case of reports under Article III and any other report that is of a routine nature, on the date sent by first class mail or overnight courier or transmitted by facsimile or other electronic transmission, in all cases, with a copy emailed to the recipient at the applicable address, addressed to the recipient as follows:

if to the Issuer, to:

Atlas U.S. Royalty, LLC

c/o Alexza Pharmaceuticals, Inc.

2091 Stierlin Court

Mountain View, California 94043

Attention: Chief Financial Officer

Telephone: 650-944-7666 / 650-944-7000

Facsimile: 650-944-7988

Email: moki@alexza.com

if to the Trustee, the Registrar, the Paying Agent or the Calculation Agent, to:

U.S. Bank National Association

One Federal Street, 3rd Floor

Boston, Massachusetts 02110

Attention: Corporate Trust Services (Atlas U.S. Royalty, LLC)

Telephone: 617-603-6553

Facsimile: 617-603-6683

A copy of each notice given hereunder to any party hereto shall also be given to each of the other parties hereto. Each party hereto may, by notice given in accordance herewith to each of the other parties hereto, designate any further or different address to which subsequent Notices shall be sent.

Section 12.6 Assignments. This Indenture shall be a continuing obligation of the Issuer and shall (a) be binding upon the Issuer and its successors and assigns and (b) inure to the benefit of and be enforceable by the Trustee and by its successors, transferees and assigns and, as and to the extent provided in Section 3.6(b), the Equityholder. The Issuer may not assign any of its obligations under this Indenture or delegate any of its duties hereunder.

Section 12.7 Application to Court. The Trustee may at any time after the service of an Acceleration Notice apply to any court of competent jurisdiction for an order that the terms of this Indenture be carried into execution under the direction of such court and for the appointment of a Receiver of the Collateral or any part thereof and for any other order in relation to the administration of this Indenture as the Trustee shall deem fit, and it may assent to or approve any application to any court of competent jurisdiction made at the instigation of any of the Noteholders and shall be indemnified by the Issuer against all costs, charges and expenses incurred by it in relation to any such application or proceedings.

Section 12.8 GOVERNING LAW. THIS INDENTURE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL SUBSTANTIVE LAWS OF THE STATE OF NEW YORK WITHOUT REFERENCE TO THE RULES THEREOF RELATING TO CONFLICTS OF LAW OTHER THAN SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK, AND THE OBLIGATIONS, RIGHTS AND REMEDIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

Section 12.9 Jurisdiction.

(a) Each of the parties hereto agrees that the U.S. federal and State of New York courts located in the Borough of Manhattan, The City of New York shall have jurisdiction to hear and determine any suit, action or proceeding, and to settle any disputes, which may arise out of or in connection with this Indenture and, for such purposes, submits to the jurisdiction of such courts. Each of the parties hereto waives any objection that it might now or hereafter have to the U.S. federal or State of New York courts located in the Borough of Manhattan, The City of New York being nominated as the forum to hear and determine any suit, action or proceeding, and to settle any disputes, which may arise out of or in connection with this Indenture and agrees not to claim that any such court is not a convenient or appropriate forum. Each of the parties hereto has irrevocably designated, appointed and empowered the respective Persons named in Exhibit C as its designee, appointee and agent to receive, accept and acknowledge for and on its behalf, and its properties, assets and revenues, service of any and all legal process, summons, notices and documents that may be served in any suit, action or proceeding brought against such party in any United States or state court arising out of or relating to this Indenture or the Notes. If for any reason any such designee, appointee and agent hereunder shall cease to be available to act as such, such party agrees to designate a new designee, appointee and agent in the Borough of Manhattan, The City of New York on the terms and for the purposes of this Section 12.9 satisfactory to such other party. Each party further hereby irrevocably consents and agrees to the service of any and all legal process, summons, notices and documents in any suit, action or proceeding against such party by serving a copy thereof upon the relevant agent for service of process referred to in this Section 12.9 (whether or not the appointment of such agent shall for any reason prove to be ineffective or such agent shall accept or acknowledge such service) or by mailing copies thereof by registered or certified mail, postage prepaid, to such party at its address specified in or designated pursuant to this Indenture. Each party agrees that the failure of any such designee, appointee and agent to give any notice of such service to it shall not impair or affect in any way the validity of such service or any judgment rendered in any action or proceeding based thereon. Nothing herein shall in any way be deemed to limit the ability of the Issuer or the Trustee and the Noteholders, as the case may be, to serve any such legal process, summons, notices and documents in any other manner permitted by Applicable Law or to obtain jurisdiction over such party or bring suits, actions or proceedings against such party in such other jurisdictions, and in such manner, as may be permitted by Applicable Law.

(b) The submission to the jurisdiction of the courts referred to in Section 12.9(a) shall not (and shall not be construed so as to) limit the right of the Trustee to take proceedings against the Issuer in any other court of competent jurisdiction, nor shall the taking of proceedings in any one or more jurisdictions preclude the taking of proceedings in any other jurisdiction, whether concurrently or not.

(c) Each of the parties hereto hereby consents generally in respect of any legal action or proceeding arising out of or in connection with this Indenture to the giving of any relief or the issue of any process in connection with such action or proceeding, including the making, enforcement or execution against any property whatsoever (irrespective of its use or intended use) of any order or judgment that may be made or given in such action or proceeding.

(d) If, for the purpose of obtaining a judgment or order in any court, it is necessary to convert a sum due hereunder to any Noteholder from Dollars into another currency, the Issuer has agreed, and each Noteholder by holding a Note will be deemed to have agreed, to the fullest extent that they may effectively do so, that the rate of exchange used shall be that at which, in accordance with normal banking procedures, such Noteholder could purchase Dollars with such other currency in the Borough of Manhattan, The City of New York on the Business Day preceding the day on which final judgment is given.

(e) The obligation of the Issuer in respect of any sum payable by it to a Noteholder shall, notwithstanding any judgment or order in a currency other than Dollars (the “Judgment Currency”), be discharged only to the extent that, on the Business Day following receipt by such Noteholder of such security of any sum adjudged to be so due in the Judgment Currency, such Noteholder may in accordance with normal banking procedures purchase Dollars with the Judgment Currency. If the amount of Dollars so purchased is less than the sum originally due to such Noteholder in the Judgment Currency (determined in the manner set forth in Section 12.9(d)), the Issuer agrees, as a separate obligation and notwithstanding any such judgment, to indemnify such Noteholder against such loss, and, if the amount of the Dollars so purchased exceeds the sum originally due to such Noteholder, such Noteholder agrees to remit to the Issuer such excess, provided that such Noteholder shall have no obligation to remit any such excess as long as the Issuer shall have failed to pay such Noteholder any obligations due and payable under the Notes of such Noteholder, in which case such excess may be applied to such obligations of the Issuer under such Notes in accordance with the terms thereof. The foregoing indemnity shall constitute a separate and independent obligation of the Issuer and shall continue in full force and effect notwithstanding any such judgment or order as aforesaid.

(f) EACH OF THE PARTIES HERETO IRREVOCABLY WAIVES ALL RIGHT OF TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR IN CONNECTION WITH THIS INDENTURE OR ANY MATTER ARISING HEREUNDER.

Section 12.10 Counterparts. This Indenture may be executed in one or more counterparts by the parties hereto, and each such counterpart shall be considered an original and all such counterparts shall constitute one and the same instrument. Any counterpart may be executed by facsimile or other electronic transmission, and such facsimile or other electronic transmission shall be deemed an original.

Section 12.11 Table of Contents and Headings. The Table of Contents and headings of the Articles and Sections of this Indenture have been inserted for convenience of reference only, are not to be considered a part hereof and shall in no way modify or restrict any of the terms or provisions hereof.

Section 12.12 Trust Indenture Act. This Indenture shall not be qualified under the Trust Indenture Act and shall not be subject to the provisions of the Trust Indenture Act.

Section 12.13 Confidential Information. The Trustee, in its individual capacity and as Trustee, agrees and acknowledges that all information (including Confidential Information) provided to the Trustee by the Equityholder, the Seller or the Issuer, including any information developed by the Trustee from such provided information, may be considered to be proprietary and confidential information of each of Counterparty, the Equityholder, the Seller and the Issuer. The Trustee agrees to keep such information confidential and to use precautions that shall be no less stringent than those that the Trustee employs to protect its own confidential information, provided, that with respect to any such information that is provided to the Trustee pursuant to any agreement between the Seller and Counterparty, the Trustee shall also be bound by terms of confidentiality and non-use substantially similar to and at least as stringent as those set forth in such agreement. The Trustee shall not disclose to any third party other than as set forth herein, and shall not use for any purpose other than the exercise of the Trustee’s rights and the performance of its obligations under this Indenture, any such information without the prior written consent of the disclosing party. The Trustee shall limit access to such information: (a) to its directors, officers, managers and employees and its legal advisors; provided, that the Trustee shall cause such directors, officers, managers, employees and legal advisors to keep such information confidential to the same extent as required of the Trustee hereunder and the Trustee shall be wholly responsible for any breach by any such person or entity of the confidentiality provisions hereof applicable to the Trustee; or (b) to the extent required by Applicable Law; provided, that the Trustee shall promptly give notice to the Equityholder, the Seller and the Issuer of any such required disclosure (if such notice is permitted by Applicable Law), unless such required disclosure is required by a competent regulatory or administrative authority, not related to the Equityholder, the Seller or the Issuer, in connection with a routine audit or review of the Trustee not targeting the Equityholder, the Seller, the Issuer or any of the transactions contemplated by the Transaction Documents; and, in the case of each of clause (a) and clause (b) of this sentence, to each of whom disclosure of such information is necessary for the purposes described above, and in each case subject to the terms of that certain undertaking of the Trustee for the benefit of the Placement Agent, the Seller and the Issuer. At any time after the discharge of this Indenture pursuant to Section 11.1, upon the request of the Seller (or the Seller’s successor in interest), the Trustee shall, at the Trustee’s option, return to the Seller or destroy all of such information; provided, that the Trustee may keep such copies of such information as required to comply with Applicable Law or the Trustee’s internal record retention policies.

Each Authorized Agent agrees to be bound by this Section 12.13 to the same extent as the Trustee. Counterparty shall be a third-party beneficiary of, and shall have the right to enforce, the provisions of this Section 12.13.

Section 12.14 Limited Recourse. Each of the parties hereto accepts that the enforceability against the Issuer of the obligations of the Issuer hereunder and under the Notes shall be limited to the assets of the Issuer, whether tangible or intangible, real or personal (including the Collateral) and the proceeds thereof. Once all such assets have been realized upon and such assets (and proceeds thereof) have been applied in accordance with Article III, any outstanding obligations of the Issuer shall be extinguished. For the avoidance of doubt, this Section 12.14 does not affect the obligations of the Equityholder under the Pledge and Security Agreement or the ability of the Trustee or any Noteholder to exercise any rights or remedies it may have under the Pledge and Security Agreement. Each of the parties hereto further agrees that it shall take no action against any employee, director, officer or administrator of the Issuer, the Equityholder or the Trustee in relation to this Indenture; provided, that nothing herein shall limit the Issuer (or its permitted successors or assigns, including any party hereto that becomes such a successor or assign) from pursuing claims, if any, against any such Person. The provisions of this Section 12.14 shall survive termination of this Indenture; provided, further, that the foregoing shall not in any way limit, impair or otherwise affect any rights of the Trustee or the Noteholders to proceed against any such Person (a) for intentional and willful fraud or intentional and willful misrepresentations on the part of or by such Person or (b) for the receipt of any distributions or payments to which the Issuer or any successor in interest is entitled, other than distributions expressly permitted pursuant to this Indenture and the other Transaction Documents.

Section 12.15 Tax Matters.

(a) The Issuer has entered into this Indenture, and the Notes will be issued, with the intention that, for all Tax purposes, the Notes will qualify as indebtedness. The Issuer, by entering into this Indenture, and each Noteholder and Beneficial Holder, agree to treat the Notes as indebtedness for all Tax purposes.

(b) The Issuer shall not be obligated to pay any additional amounts to the Noteholders or Beneficial Holders as a result of any withholding or deduction for, or on account of, any present or future Taxes imposed on payments in respect of the Notes. If a Global Note is issued, in accordance with the procedures of DTC, the Issuer shall (or shall direct the Trustee in writing to) request the Notes to be coded as eligible for the “portfolio interest exemption”. Unless otherwise required by Applicable Law, if Definitive Notes are issued, so long as a Person shall have delivered to the Issuer a properly completed IRS Form W-9, IRS Form W-8BEN, IRS Form W-8ECI or other applicable IRS form or, in the case of a Person claiming the exemption from U.S. federal withholding tax under Section 871(h) of the Code or Section 881(c) of the Code with respect to payments of “portfolio interest”, the appropriate properly completed IRS form together with a certificate substantially in the form of Exhibit K, neither the Issuer nor the Trustee shall withhold Taxes on payments of interest made to any such Person. Any such IRS Form W-8BEN shall specify whether the Noteholder or Beneficial Holder to whom the form relates is entitled to the benefits of any applicable income tax treaty.

(c) Provided that the Issuer complies with Section 5.2(u), Section 12.15(a) and Section 12.15(b), if Definitive Notes are issued, (i) if any withholding Tax is imposed on the Issuer’s payment under the Notes to any Noteholder or Beneficial Holder, such Tax shall reduce the amount otherwise distributable to such Noteholder or Beneficial Holder, as the case may be, (ii) the Trustee is hereby authorized and directed to retain from amounts otherwise distributable to any Noteholder or Beneficial Holder sufficient funds for the payment of any withholding Tax that is legally owed by the Issuer (but such authorization shall not prevent the Trustee from contesting any such withholding Tax in appropriate proceedings and withholding payment of such Tax, if permitted by Applicable Law, pending the outcome of such proceedings) and (iii) the amount of any withholding Tax imposed with respect to any Noteholder or Beneficial Holder shall be treated as cash distributed to such Noteholder or Beneficial Holder, as the case may be, at the time it is withheld by the Trustee and remitted to the appropriate taxing authority. Provided that the Issuer complies with Section 5.2(u), Section 12.15(a) and Section 12.15(b), if there is a possibility that withholding Tax is payable with respect to a payment under the Notes, the Trustee may (but shall have no obligation to) withhold such amounts in accordance with this Section 12.15. Nothing herein shall impose an obligation on the part of the Trustee to determine the amount of any Tax or withholding obligation on the part of the Issuer or in respect of the Notes.

Section 12.16 Waiver. The Issuer waives any right to contest or otherwise assert that the Purchase and Sale Agreement is other than a true, absolute and irrevocable sale and assignment by the Seller to the Issuer of the Purchased Assets under Applicable Law.

Section 12.17 Distribution Reports. Each party hereto acknowledges and agrees that the Trustee may effect delivery of any Distribution Report (including the materials accompanying such Distribution Report) by making such Distribution Report and accompanying materials available by posting such Distribution Report and accompanying materials on IntraLinks or a substantially similar electronic transmission system; provided, however, that, upon written notice to the Trustee, any Noteholder may decline to receive such Distribution Report and accompanying materials via IntraLinks or a substantially similar electronic transmission system, in which case such Distribution Report and accompanying materials shall be provided as otherwise set forth in the Transaction Documents. Subject to the conditions set forth in the proviso in the preceding sentence, nothing in this Section 12.17 shall prejudice the right of the Trustee to make such Distribution Report and accompanying materials available in any other manner specified in the Transaction Documents.

Section 12.18 U.S.A. Patriot Act. The parties hereto acknowledge that, in accordance with Section 326 of the U.S.A. Patriot Act, the Trustee, like all financial institutions and in order to help fight the funding of terrorism and money laundering, is required to obtain, verify and record information that identifies each person or legal entity that establishes a relationship or opens an account with the Trustee. The parties to this Indenture agree that they will provide the Trustee with such information as it may request in order for the Trustee to satisfy the requirements of the U.S.A. Patriot Act.

{SIGNATURE PAGE FOLLOWS}

IN WITNESS WHEREOF, the parties hereto have executed this Indenture to be duly executed, all as of the date first written above.

ATLAS U.S. ROYALTY, LLC,
as Issuer

By:	Alexza Pharmaceuticals, Inc., its Manager

By:	/s/ Mark K. Oki
Name: Mark K. Oki
Title: Senior Vice President, Finance and Chief Financial Officer

U.S. BANK NATIONAL ASSOCIATION, as Trustee and Operating Bank

By:	/s/ Alison D.B. Nádeau
Name: Alison D.B. Nádeau
Title: Vice President

SCHEDULE A

CUMULATIVE NET SALES REQUIREMENT, BY QUARTER, FOR ISSUANCE OF

ADDITIONAL CLASS A NOTES

Calendar Quarter Ending	Cumulative Net Sales
March 31, 2014	$3,427,097.28
June 30, 2014	$10,327,666.74
September 30, 2014	$20,748,549.53
December 31, 2014	$34,737,057.17
March 31, 2015	$50,715,998.60
June 30, 2015	$68,960,519.95
September 30, 2015	$89,500,531.08
December 31, 2015	$112,366,239.98
March 31, 2016	$137,482,983.93
June 30, 2016	$164,762,152.97
September 30, 2016	$194,231,832.63
December 31, 2016	$225,920,386.69
March 31, 2017	$259,702,681.89
June 30, 2017	$295,597,929.47
September 30, 2017	$333,633,139.23
December 31, 2017	$373,835,586.97
March 31, 2018	$416,042,274.46
June 30, 2018	$460,267,274.19
September 30, 2018	$506,535,921.48
December 31, 2018	$554,873,799.42
March 31, 2019	$605,094,100.25
June 30, 2019	$657,206,199.35
September 30, 2019	$711,233,346.67
December 31, 2019	$767,199,017.72
March 31, 2020	$824,906,998.42
June 30, 2020	$884,362,809.35
September 30, 2020	$945,587,404.72
December 31, 2020	$1,008,601,940.05
March 31, 2021	$1,073,137,298.73
June 30, 2021	$1,139,195,151.62
September 30, 2021	$1,206,793,089.94
December 31, 2021	$1,275,948,871.33
March 31, 2022	$1,345,663,934.80
June 30, 2022	$1,415,921,556.60
September 30, 2022	$1,486,725,853.35
December 31, 2022	$1,558,080,972.15
March 31, 2023	$1,629,991,090.81
June 30, 2023	$1,702,386,609.22
September 30, 2023	$1,775,270,770.89

December 31, 2023	$1,848,646,840.71
March 31, 2024	$1,922,518,105.08
June 30, 2024	$1,996,887,872.05
September 30, 2024	$2,071,759,471.51
December 31, 2024	$2,147,136,255.25
March 31, 2025	$2,223,021,597.16
June 30, 2025	$2,299,418,893.36
September 30, 2025	$2,376,331,562.35
December 31, 2025	$2,453,763,045.12
March 31, 2026	$2,531,716,805.33
June 30, 2026	$2,610,196,329.45
September 30, 2026	$2,689,205,126.91

A-2

ANNEX A

RULES OF CONSTRUCTION AND DEFINED TERMS

Unless the context otherwise requires, in this Annex A and each Transaction Document (or other document) to which this Annex A is attached:

(a)	A term has the meaning assigned to it and an accounting term not otherwise defined has the meaning assigned to it in accordance with GAAP.

(b)	Unless otherwise defined, all terms that are defined in the UCC shall have the meanings stated in the UCC.

(c)	Words of the masculine, feminine or neuter gender shall mean and include the correlative words of other genders.

(d)	The definitions of terms shall apply equally to the singular and plural forms of the terms defined.

(e)	The terms “include”, “including” and similar terms shall be construed as if followed by the phrase “without limitation”.

(f)	Unless otherwise specified, references to an agreement or other document include references to such agreement or document as from time to time amended, restated, reformed, supplemented or otherwise modified in accordance with the terms thereof (subject to any restrictions on such amendments, restatements, reformations, supplements or modifications set forth in this Annex A or any Transaction Document (or other document)) and include any Annexes, Exhibits and Schedules attached thereto.

(g)	References to any Applicable Law shall include such Applicable Law as from time to time in effect, including any amendment, modification, codification, replacement or reenactment thereof or any substitution therefor.

(h)	References to any Person shall be construed to include such Person’s successors and permitted assigns (subject to any restrictions on assignment, transfer or delegation set forth in this Annex A or any Transaction Document (or other document)), and any reference to a Person in a particular capacity excludes such Person in other capacities.

(i)	The word “will” shall be construed to have the same meaning and effect as the word “shall”.

(j)	The words “hereof”, “herein”, “hereunder” and similar terms when used in this Annex A or any Transaction Document (or other document) shall refer to this Annex A or such Transaction Document (or other document) as a whole and not to any particular provision hereof or thereof, and Article, Section, Annex, Schedule and Exhibit references herein and therein are references to Articles and Sections of, and Annexes, Schedules and Exhibits to, the relevant Transaction Document (or other document) unless otherwise specified.

(k)	In the computation of a period of time from a specified date to a later specified date, the word “from” means “from and including” and each of the words “to” and “until” means “to but excluding”.

(l)	References to a class of Notes shall be to the Original Class A Notes and the Additional Class A Notes considered together, to a class of Subordinated Notes or to a class of Refinancing Notes, as applicable.

(m)	References to any action, remedy or method of judicial proceeding for the enforcement of the rights of creditors or of security shall be deemed to include, in respect of any jurisdiction other than the State of New York, references to such action, remedy or method of judicial proceeding for the enforcement of the rights of creditors or of security available or appropriate in such jurisdiction as shall most nearly approximate such action, remedy or method of judicial proceeding described or referred to in the relevant Transaction Document (or other document).

(n)	Where any payment is to be made, any funds are to be applied or any calculation is to be made under any Transaction Document (or other document) on a day that is not a Business Day, unless any Transaction Document (or other document) otherwise provides, such payment shall be made, such funds shall be applied and such calculation shall be made on the succeeding Business Day, and payments shall be adjusted accordingly, including interest unless otherwise specified; provided, however, that no interest shall accrue in respect of any payments made on Fixed Rate Notes on that succeeding Business Day.

(o)	References to any Calculation Date or Relevant Calculation Date, in each case that would be prior to the first Calculation Date that follows the Closing Date, shall be deemed to refer to the Closing Date.

(p)	Any reference herein to a term that is defined by reference to its meaning in the Counterparty License Agreement shall refer to such term’s meaning in the Counterparty License Agreement as in existence on the date of the relevant Transaction Document (or other document) to which this Annex A is attached (and not to any new, substituted or amended version thereof).

“144A Global Note” has the meaning set forth in Section 2.1(b) of the Indenture.

“Acceleration Default” means any Event of Default of the type described in Section 4.1(f) of the Indenture.

“Acceleration Notice” means a written notice given after the occurrence and during the continuation of an Event of Default to the Issuer by the Senior Trustee pursuant to Section 4.2 of the Indenture declaring all Outstanding principal of and accrued and unpaid interest on the Notes to be immediately due and payable.

“Accounts” means the Collection Account, the Redemption Account, the Capital Account, the Interest Reserve Account and any other account established pursuant to Section 3.1 of the Indenture.

“Act” has the meaning set forth in Section 1.3(a) of the Indenture.

“Additional Class A Notes” means the Atlas PhaRMASM Senior Secured 12.25% Notes due 2027 of the Issuer, if any, substantially in the form of Exhibit A to the Indenture, issued pursuant to Section 2.1(g) of the Indenture.

“Additional Interest” means, with respect to the Notes, interest accrued on the amount of any interest and Premium, if any, in respect of such Notes that is not paid when due at the Stated Rate of Interest of such Notes for each Interest Accrual Period until any such unpaid interest or Premium is paid in full, compounded quarterly on each Payment Date, to the fullest extent permitted by Applicable Law.

“Affiliate” means, with respect to any Person, any other Person that, directly or indirectly, controls, is controlled by or is under common control with such Person. For purposes of this definition, “control” of a Person means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of Voting Securities, by contract or otherwise, and the terms “controlled” and “controlling” have meanings correlative to the foregoing.

“Agent Members” has the meaning set forth in Section 2.10(a) of the Indenture.

“Alexza Technology” has the meaning set forth in Section 1.6 of the Counterparty License Agreement.

“Applicable Law” means, with respect to any Person, all laws, rules, regulations and orders of Governmental Authorities applicable to such Person or any of its properties or assets.

“Applicants” has the meaning set forth in Section 6.12 of the Indenture.

“Authorized Agent” means, with respect to the Notes, any authorized Calculation Agent, Paying Agent or Registrar acting as such for the Notes.

“Available Collections Amount” means, for any Payment Date, the sum of (a) the amount of Dollars on deposit in the Collection Account as of the Calculation Date preceding such Payment Date and (b) the amount of any investment income on amounts on deposit in the Accounts (other than the Capital Account) as of such Calculation Date.

“Bankruptcy Code” means Title 11 of the United States Code, as amended.

“Beneficial Holder” means any Person that holds a Beneficial Interest in any Global Note through an Agent Member.

“Beneficial Interest” means any beneficial interest in any Global Note, whether held directly by an Agent Member or held indirectly through an Agent Member’s beneficial interest in such Global Note.

“Bill of Sale” means that certain bill of sale dated as of the Closing Date executed by the Seller and the Issuer.

“Business Day” means (a) any day that is not a Saturday, Sunday or other day on which commercial banks in New York City are authorized or required by Applicable Law to remain closed or a day on which the Corporate Trust Office is closed for business and (b) for purposes of the definition of Reference Date for any series or class of Floating Rate Notes whose interest rate is based on the London interbank offered rate, any day described in clause (a) on which dealings in Dollars are carried on in the London interbank market.

“Calculation Agent” means U.S. Bank National Association, a national banking association, as Calculation Agent under the Indenture, and any successor appointed pursuant to Section 7.2 of the Indenture.

“Calculation Date” means, for any Payment Date, the fifth Business Day preceding such Payment Date.

“Calculation Date Information” means, with respect to any Calculation Date, the information provided by the Servicer under Sections 3.1(c)(i), 3.1(c)(ii) and 3.1(c)(vi) of the Servicing Agreement with respect to such Calculation Date.

“Calculation Report” has the meaning set forth in Section 3.4(b) of the Indenture.

“Capital Account” has the meaning set forth in Section 3.1(a) of the Indenture.

“Capital Securities” means, with respect to any Person, all shares, interests, participations or other equivalents (however designated, whether voting or non-voting) of such Person’s capital, whether now outstanding or issued after the Closing Date, including common shares, ordinary shares, preferred shares, membership interests or share capital in a limited liability company or other Person, limited or general partnership interests in a partnership, beneficial interests in trusts or any other equivalent of such ownership interest or any options, warrants and other rights to acquire such shares or interests, including rights to allocations and distributions, dividends, redemption payments and liquidation payments, but in any event excluding any membership interest in the Issuer held by the Independent Member.

“Change in Law” means the occurrence, after the Closing Date, of any of the following: (a) the adoption or taking effect of any Applicable Law or treaty; (b) any change in any Applicable Law or treaty or in the administration, interpretation or application thereof by any Governmental Authority whether or not such change can be relied on as precedent; or (c) the making or issuance of any guideline, directive, private ruling or administrative guidance (whether or not having the force of law) by any Governmental Authority (including any IRS private letter ruling or field service advisory).

“Change of Control” means, with respect to the Equityholder (or any parent entity of the Equityholder), any merger, consolidation or amalgamation (or any transaction substantially similar to any of the foregoing) with, or, in the case of clause (a) below, a sale of all or substantially all of the assets of such Equityholder (or such parent entity) to, any other Person if such Equityholder (or such parent entity) (a) is not the continuing or surviving entity but the continuing or surviving entity shall have assumed, either expressly or by operation of law, all of the obligations of such Equityholder under the Transaction Documents to which such Equityholder is a party immediately prior to such transaction or (b) is the continuing or surviving entity.

“Class A Notes” means the Original Class A Notes, any Additional Class A Notes and any Refinancing Notes issued to refinance the foregoing.

“Clearstream” means Clearstream Banking, a French société anonyme.

“Closing Date” means March 18, 2014.

“Closing Day Accounts” has the meaning set forth in Section 3.1(b) of the Indenture.

“Code” means the U.S. Internal Revenue Code of 1986, as amended, and the regulations thereunder.

“Collateral” has the meaning set forth in the Granting Clause of the Indenture.

“Collection Account” has the meaning set forth in Section 3.1(a) of the Indenture.

“Collections” means, without duplication, (a) the Payments, (b) any net investment income on amounts on deposit in the Accounts (other than the Capital Account) and (c) any other amounts received by the Issuer (other than the proceeds of any Notes and capital contributions from the Equityholder), including any amounts payable to the Issuer pursuant to Article VI of the Purchase and Sale Agreement in respect of the Purchased Assets.

“Confidential Information” has the meaning set forth in Section 1.1 of the Purchase and Sale Agreement.

“Confidentiality Agreement” means, with respect to Noteholders or Beneficial Holders at the Closing Date with respect to the Original Class A Notes (or, with respect to Noteholders or Beneficial Holders with respect to any Additional Class A Notes, any Subordinated Notes or any Refinancing Notes), a confidentiality agreement for the benefit of the Issuer provided to the Registrar on or prior to the Closing Date (or on or prior to the date of issuance of any such Additional Class A Notes, Subordinated Notes or Refinancing Notes), and otherwise means a confidentiality agreement for the benefit of the Issuer substantially in the form of Exhibit B to the Indenture or substantially in the form of any confidentiality agreement referenced in Schedule 1 to an applicable Purchase Agreement.

“Corporate Trust Office” means the office of the Trustee in the city at which at any particular time the Trustee’s duties under the Transaction Documents shall be principally administered and, on the Closing Date, shall be U.S. Bank National Association, One Federal Street, 3rd Floor, Boston, Massachusetts 02110, Attention: Corporate Trust Services (Atlas U.S. Royalty, LLC).

“Counterparty” means Teva Pharmaceuticals USA, Inc., a Delaware corporation.

“Counterparty Instruction” has the meaning set forth in Section 1.1 of the Purchase and Sale Agreement.

“Counterparty License Agreement” means that certain License and Supply Agreement dated as of May 7, 2013 between the Seller and Counterparty.

“Default” means a condition, event or act that, with the giving of notice or the lapse of time or both, would constitute an Event of Default.

“Definitive Notes” has the meaning set forth in Section 2.1(b) of the Indenture.

“Direction” means any direction, consent, request, demand, authorization, notice, waiver or other Act.

“Distribution Report” has the meaning set forth in Section 2.13(a) of the Indenture.

“Dollar” or the sign “$” means United States dollars.

“DTC” means The Depository Trust Company, its nominees and their respective successors.

“Eligibility Requirements” has the meaning set forth in Section 2.3(c) of the Indenture.

“Eligible Account” means a trust account maintained on the books and records of an Eligible Institution in the name of the Issuer.

“Eligible Institution” means any bank organized under the laws of the U.S. or any state thereof or the District of Columbia (or any domestic branch of a foreign bank), which at all times has either (a) a long-term unsecured debt rating of at least A2 by Moody’s and A by S&P or (b) a certificate of deposit rating of at least P-1 by Moody’s and A-1 by S&P.

“Eligible Investments” means, in each case, book-entry securities, negotiable instruments or securities represented by instruments in bearer or registered form that evidence:

(a) direct obligations of, and obligations fully Guaranteed as to timely payment of principal and interest by, the U.S. or any agency or instrumentality thereof the obligations of which are backed by the full faith and credit of the U.S. (having original maturities of no more than 365 days or such lesser time as is required for the distribution of funds);

(b) demand deposits, time deposits or certificates of deposit of the Operating Bank or of depositary institutions or trust companies organized under the laws of the U.S. or any state thereof or the District of Columbia (or any domestic branch of a foreign bank) with capital and surplus of not less than $500,000,000 (i) having original maturities of no more than 365 days or such lesser time as is required for the distribution of funds; provided, that, at the time of investment or contractual commitment to invest therein, the short-term debt rating of such depositary institution or trust company shall be at least P-1 by Moody’s and A-1 by S&P or (ii) having maturities of more than 365 days (to the extent a lesser time is not required for the distribution of funds) and, at the time of the investment or contractual commitment to invest therein, a rating of at least A2 by Moody’s and A by S&P;

(c) corporate or municipal debt obligations (i) having remaining maturities of no more than 365 days or such lesser time as is required for the distribution of funds and having, at the time of the investment or contractual commitment to invest therein, a rating of at least P-1 or A2 by Moody’s and A-1 or A by S&P or (ii) having remaining maturities of more than 365 days (to the extent a lesser time is not required for the distribution of funds) and, at the time of the investment or contractual commitment to invest therein, a rating of at least A2 by Moody’s and A by S&P; or

(d) investments in money market funds (including funds in respect of which the Trustee or any of its Affiliates is an investment manager or otherwise) having a rating of at least A2 by Moody’s and Am by S&P;

provided, however, that no investment shall be made in any obligations of any depositary institution or trust company that is identified in a written notice to the Trustee from the Issuer or the Servicer as having a contractual right to set off and apply any deposits held, or other indebtedness owing, by the Issuer to or for the credit or the account of such depositary institution or trust company, unless such contractual right by its terms expressly excludes all Eligible Investments.

“Equityholder” means one or more holders of Capital Securities of the Issuer. The only Equityholder as of the Closing Date is the Seller.

“ERISA” means the U.S. Employee Retirement Income Security Act of 1974, as amended, and the regulations thereunder.

“ERISA Affiliate” means any trade or business that is treated as a single employer with the Issuer or the Seller under Section 414 of the Code.

“Euroclear” means Euroclear Bank S.A./N.V., as operator of the Euroclear system.

“Event of Default” has the meaning set forth in Section 4.1 of the Indenture.

“Exchange Act” means the U.S. Securities Exchange Act of 1934, as amended, and the regulations thereunder.

“Expenses” means any and all reasonable out-of-pocket fees, costs and expenses of the Issuer, including the reasonable fees, costs, expenses and indemnities of the Service Providers (provided, that, with respect to the Servicer, such expenses shall be limited to the Servicing Fee and reasonable out-of-pocket costs and expenses), reasonable and customary directors and officers liability insurance for any directors and officers of the Issuer, the fees and out-of-pocket expenses of the Independent Member and of counsel to the Independent Member, the Trustee and the Issuer incurred after the Closing Date in connection with the transactions contemplated by the Transaction Documents, the fees and expenses of any nationally recognized independent public accounting firm engaged as auditors of the Issuer, any expenses incurred in connection with the exercise of audit rights at the direction of the Noteholders pursuant to Section 6.13(a) of the Indenture or otherwise by the Issuer (including any fees and expenses incurred by any accounting firm in connection with auditing the records of Counterparty), any payments by the Issuer to third parties in respect of obligations for which indemnification payments have been received from the Seller or Counterparty and the fees and expenses of any consultants engaged by, or on behalf of, the Issuer; provided, however, that, except as expressly provided in the Indenture, Expenses shall not include any Transaction Expenses, any Servicing Fee to the extent greater than $25,000 per quarter, any amounts payable on the Notes pursuant to Section 3.6(a)(i), 3.6(a)(iii) and 3.6(a)(iv) of the Indenture or any principal, Premium or interest relating to the Subordinated Notes.

“FDA” means the U.S. Food and Drug Administration and any successor agency thereto.

“Field” has the meaning set forth in Section 1.42 of the Counterparty License Agreement.

“Final Legal Maturity Date” means, with respect to (a) the Original Class A Notes and any Additional Class A Notes, March 15, 2027, and (b) with respect to any class or series of Subordinated Notes or Refinancing Notes, the date specified in the indenture supplemental to the Indenture providing for their issuance; provided, that the Final Legal Maturity Date with respect to any Subordinated Notes where the proceeds thereof are not used to redeem or refinance all of the Outstanding Class A Notes and any Additional Class A Notes shall be no earlier than March 15, 2027.

“Fixed Rate Notes” means (a) the Original Class A Notes and any Additional Class A Notes and (b) any Subordinated Notes or Refinancing Notes issued with a fixed rate of interest.

“Floating Rate Notes” means any Subordinated Notes or Refinancing Notes issued with a floating or variable rate of interest.

“GAAP” means generally accepted accounting principles in effect in the United States from time to time.

“Global Notes” means any 144A Global Notes and Regulation S Global Notes.

“Governmental Authority” means the government of the United States, any other nation or any political subdivision thereof, whether state or local, and any agency, authority (including supranational authority), commission, instrumentality, regulatory body, court, central bank or other Person exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government, including each Patent Office, the FDA and any other government authority in any jurisdiction.

“Guarantee” means any obligation, contingent or otherwise, of any Person directly or indirectly guaranteeing any indebtedness or other obligation of any other Person and, without limiting the generality of the foregoing, any obligation, direct or indirect, contingent or otherwise, of such Person (a) to purchase or pay (or advance or supply funds for the purchase or payment of) such indebtedness or other obligation of such other Person or (b) entered into for purposes of assuring in any other manner the obligee of such indebtedness or other obligation of the payment thereof or to protect such obligee against loss in respect thereof (in whole or in part); provided, that the term “Guarantee” shall not include endorsements for collection or deposit in the ordinary course of business. The term “Guarantee” when used as a verb has a corresponding meaning.

“Incur” has the meaning set forth in Section 5.2(d) of the Indenture.

“Indemnitee” has the meaning set forth in Section 19.1 of the Pledge and Security Agreement.

“Indemnitees” has the meaning set forth in Section 19.1 of the Pledge and Security Agreement.

“Indenture” means that certain indenture, dated as of the Closing Date, by and between the Issuer and the Trustee.

“Independent Member” means a member of the Issuer (i) who is not at the time of such Person’s admission to the Issuer, (ii) who is not and (iii) who has not been at any time during the preceding five years: (a) a director, manager, officer or employee of the Issuer or an Equityholder (other than in the capacity of Independent Member) or any Affiliate of the Issuer or an Equityholder (other than in the capacity of Independent Member); (b) a Person related to any officer, director, manager or employee of the Issuer or an Equityholder (other than in the capacity of Independent Member) or any Affiliate of the Issuer or an Equityholder (other than in the capacity of Independent Member); (c) a holder (directly or indirectly) of any Voting Securities of the Issuer or an Equityholder or any Affiliate of the Issuer or an Equityholder (other than in the capacity of Independent Member); (d) a Person related to a holder (directly or indirectly) of any Voting Securities of the Issuer or an Equityholder or any Affiliate of the Issuer or an Equityholder (other than in the capacity of Independent Member); (e) a creditor, supplier, contractor, purchaser, customer or any other Person who derives any of his, her or its revenues from interactions with the Issuer (other than fees payable to the Independent Member for its services as the Independent Member) or an Equityholder or any Affiliate of the Issuer or an Equityholder or a family member of such creditor, supplier, contractor, purchaser, customer or other Person; (f) a trustee in bankruptcy or other insolvency proceeding for, or a reorganization of, an Equityholder or any Affiliate of an Equityholder; or (g) a Person who controls (directly or indirectly) the Issuer or an Equityholder or any Affiliate of the Issuer or an Equityholder or any creditor, supplier, employee, officer, director, manager or contractor of the Issuer or an Equityholder or any Affiliate of the Issuer or an Equityholder.

“Initial Interest Reserve Amount” means $6,890,625.00.

“Initial Notice” has the meaning set forth in Section 4.17(a) of the Indenture.

“Institutional Accredited Investor” means a Person that is an accredited investor as that term is defined in Rule 501(a)(1), (2), (3) or (7) under the Securities Act.

“Interest Accrual Period” means the period beginning on (and including) the Closing Date (or, with respect to Additional Class A Notes, the date of issuance of such Additional Class A Notes or the Payment Date immediately preceding such date of issuance and, with respect to any Subordinated Notes or any Refinancing Notes, the date of issuance of such Subordinated Notes or Refinancing Notes) and ending on (but excluding) the first Payment Date thereafter and each successive period beginning on (and including) a Payment Date and ending on (but excluding) the succeeding Payment Date (or, if earlier, with respect to any class of Notes repaid in full, the date such class of Notes is repaid in full).

“Interest Amount” means, with respect to the Outstanding Principal Balance of any class of Notes, on any Payment Date, the amount of accrued and unpaid interest at the Stated Rate of Interest with respect to the Outstanding Principal Balance of such class of Notes on such Payment Date (including any Additional Interest, if any), determined in accordance with the terms thereof (including interest accruing after the commencement of a proceeding in bankruptcy, insolvency or similar Applicable Law, whether or not permitted as a claim under such Applicable Law).

“Interest Reserve Account” has the meaning set forth in Section 3.1(a) of the Indenture.

“Interest Shortfall” has the meaning set forth in Section 3.4(a)(ix) of the Indenture.

“Investment Company Act” means the U.S. Investment Company Act of 1940, as amended, and the regulations thereunder.

“Involuntary Bankruptcy” means, without the consent or acquiescence of the Issuer, the entering of an order for relief or approving a petition for relief or reorganization or any other petition seeking any reorganization, arrangement, composition, readjustment, liquidation, dissolution or other similar relief under any present or future bankruptcy, insolvency or similar Applicable Law, or the filing of any such petition against the Issuer, or, without the consent or acquiescence of the Issuer, the entering of an order appointing a trustee, custodian, receiver or liquidator of the Issuer or of all or any substantial part of the property of the Issuer, in each case where such petition or order shall remain unstayed or shall not have been stayed or dismissed within 90 days from entry thereof.

“IRS” means the U.S. Internal Revenue Service.

“Issuer” means Atlas U.S. Royalty, LLC, a Delaware limited liability company, as issuer of the Notes pursuant to the Indenture.

“Issuer Organizational Documents” means the certificate of formation of the Issuer dated as of December 17, 2013 and the limited liability company agreement of the Issuer dated as of the Closing Date.

“Issuer Pledged Collateral” has the meaning set forth in Section 2.1 of the Pledge and Security Agreement.

“Issuer Pledged Equity” has the meaning set forth in Section 2.1(a) of the Pledge and Security Agreement.

“Judgment Currency” has the meaning set forth in Section 12.9(e) of the Indenture.

“Legend” has the meaning set forth in Section 2.2 of the Indenture.

“Lien” means any security interest, mortgage, pledge, hypothecation, assignment, deposit arrangement, encumbrance, lien (statutory or otherwise), charge against or interest in property or other priority or preferential arrangement of any kind or nature whatsoever, in each case to secure payment of a debt or performance of an obligation, including any conditional sale or any sale with recourse.

“Loss” means any loss, assessment, award, cause of action, claim, charge, cost, expense (including reasonable out-of-pocket expenses of investigation and reasonable attorneys’ fees), fine, judgment, liability, obligation, penalty, set-off, off-set, rescission, counterclaim, reduction, deduction or defense, other than Taxes.

“Manager” means the manager of the Issuer.

“Material Adverse Change” means any event, circumstance or change that would reasonably be expected to result, individually or in the aggregate, in a material adverse effect, in any respect, on (a) the legality, validity or enforceability of any of the Transaction Documents, the Counterparty License Agreement or the back-up security interest granted pursuant to Section 2.1(d)

of the Purchase and Sale Agreement, (b) the right or ability of the Seller (or any permitted assignee), the Issuer or the Servicer to perform any of its obligations under any of the Transaction Documents or the Counterparty License Agreement, in each case to which it is a party, or to consummate the transactions contemplated under any of the Transaction Documents, (c) the rights or remedies of the Issuer under any of the Transaction Documents or the Counterparty License Agreement, (d) the value of the Purchased Assets or (e) the ability of the Trustee to realize the practical benefit of the Pledge and Security Agreement (including any failure to have a perfected Lien on any of the Issuer Pledged Collateral as required by the Indenture).

“Memorandum” means the private placement memorandum of the Issuer for the Original Class A Notes dated March 3, 2014.

“Milestone Payments” has the meaning set forth in Section 1.1 of the Purchase and Sale Agreement.

“Moody’s” means Moody’s Investors Service, Inc. and any successor to its rating agency business or, if such corporation or its successor shall for any reason no longer perform the functions of a rating agency, “Moody’s” shall be deemed to refer to any other nationally recognized statistical rating organization (within the meaning ascribed thereto by the Exchange Act) designated by the Issuer.

“Net Sales” has the meaning set forth in Section 1.68 of the Counterparty License Agreement.

“New Arrangement” has the meaning set forth in Section 4.6(a) of the Purchase and Sale Agreement.

“Nomination Period” has the meaning set forth in Section 4.17(a) of the Indenture.

“Nominee” has the meaning set forth in Section 4.17(a) of the Indenture.

“Non-U.S. Person” means a person who is not a U.S. person within the meaning of Regulation S.

“Noteholder” means any Person in whose name a Note is registered from time to time in the Register for such Note.

“Note Purchase Price” has the meaning set forth in Section 3.1 of the Purchase Agreements.

“Note Purchasers” has the meaning set forth in Section 1.1 of the Purchase Agreements.

“Notes” means the Original Class A Notes, any Additional Class A Notes, any Subordinated Notes and any Refinancing Notes.

“Notices” means notices, demands, certificates, requests, directions, instructions and communications.

“Observer” has the meaning set forth in Section 4.17(a) of the Indenture.

“Officer’s Certificate” means a certificate signed by, with respect to the Issuer, a Responsible Officer of the Issuer and, with respect to any other Person, any officer, director, manager, partner, trustee or equivalent representative of such Person.

“Operating Bank” means U.S. Bank National Association, a national banking association, or any other Eligible Institution at which the Accounts are held; provided, that (a) in the event the Trustee is the Operating Bank, upon the resignation or removal and the replacement of the Trustee pursuant to the terms of the Indenture, the successor trustee appointed thereunder shall be the Operating Bank, and (b) if at any time the Operating Bank ceases to be an Eligible Institution, a successor shall be appointed by the Issuer (or the Servicer) on behalf of the Trustee and, in the case of both clauses (a) and (b), all Accounts shall thereafter be transferred to and be maintained at such successor in the name of the Issuer and such successor shall thereafter be the “Operating Bank”.

“Opinion of Counsel” means a written opinion signed by legal counsel, who may be an employee of or counsel to the Issuer or the Seller, that meets the requirements of Section 1.2 of the Indenture.

“Optional Redemption” has the meaning set forth in Section 3.8(b) of the Indenture.

“Original Class A Notes” means the Atlas PhaRMASM Senior Secured 12.25% Notes due 2027 of the Issuer in the initial Outstanding Principal Balance of $45,000,000, substantially in the form of Exhibit A to the Indenture.

“Other Agreements” has the meaning set forth in Section 3.1 of the Purchase Agreements.

“Other Note Purchasers” has the meaning set forth in Section 3.1 of the Purchase Agreements.

“Other Prices” has the meaning set forth in Section 3.1 of the Purchase Agreements.

“Outstanding” means (a) with respect to the Notes of any class at any time, all Notes of such class theretofore authenticated and delivered by the Trustee except (i) any such Notes cancelled by, or delivered for cancellation to, the Trustee, (ii) any such Notes, or portions thereof, for the payment of principal of and accrued and unpaid interest on which moneys have been distributed to Noteholders by the Trustee and any such Notes, or portions thereof, for the payment or redemption of which moneys in the necessary amount have been deposited in the Redemption Account for such Notes; provided, that, if such Notes are to be redeemed prior to the maturity thereof in accordance with the requirements of Section 3.8 of the Indenture, written notice of such Redemption shall have been given and not rescinded as provided in Section 3.9 of the Indenture, or provision satisfactory to the Trustee shall have been made for giving such written notice, and, if Redemption does not occur, then this clause (ii) ceases to apply as of the intended Redemption Date, and (iii) any such Notes in exchange or substitution for which other Notes, as the case may be, have been authenticated and delivered, or which have been paid pursuant to the terms of the Indenture (unless proof satisfactory to the Trustee is presented that any of such Notes is held by a Person in whose hands such Note is a legal, valid and binding obligation of the Issuer), and (b) when used with respect to any other evidence of indebtedness, at any time, any principal amount thereof then unpaid and outstanding (whether or not due or payable).

“Outstanding Principal Balance” means, with respect to any Note or other evidence of indebtedness Outstanding, at any time of determination, the total principal amount of such Note or other evidence of indebtedness unpaid and Outstanding at such time, as determined in the case of the Notes in the Calculation Report to be provided to the Issuer (or the Servicer) and the Trustee by the Calculation Agent pursuant to Section 3.4 of the Indenture.

“Patent” means any pending or issued patent or continuation, continuation in part, division, extension or reissue thereof.

“Patent Office” means the applicable patent office, including the United States Patent and Trademark Office and any comparable foreign office, for any of the Alexza Technology that is a Patent.

“Paying Agent” has the meaning set forth in Section 2.3(a) of the Indenture.

“Payment Date” means each March 15, June 15, September 15 and December 15, commencing June 15, 2014 and including the Final Legal Maturity Date; provided, that, if any such date would otherwise fall on a day that is not a Business Day, the Payment Date falling on such date shall be the first following day that is a Business Day.

“Payments” has the meaning set forth in Section 1.1 of the Purchase and Sale Agreement.

“Permanent Regulation S Global Note” has the meaning set forth in Section 2.1(b) of the Indenture.

“Permitted Holder” means (a) the Seller, (b) the Issuer and (c) any Person that has executed a Confidentiality Agreement and delivered such Confidentiality Agreement to the Registrar in accordance with the terms of the Indenture.

“Permitted Lien” means (a) any lien for Taxes, assessments and governmental charges or levies not yet due and payable or that are being diligently contested in good faith by appropriate proceedings and for which adequate reserves in accordance with GAAP have been set aside on the books of the relevant Person, (b) any Lien created in favor of the Trustee and (c) any other Lien created under or expressly permitted under the Transaction Documents (including any security interest created or required to be created under the Indenture, including in connection with the issuance of any Additional Class A Notes, any Subordinated Notes and any Refinancing Notes).

“Person” means any natural person, firm, corporation, limited liability company, partnership, joint venture, association, joint-stock company, trust, unincorporated organization, Governmental Authority or any other legal entity, including public bodies, whether acting in an individual, fiduciary or other capacity.

“Placement Agent” means Morgan Stanley & Co. LLC.

“Plan” means an employee benefit plan subject to Title I of ERISA, an individual retirement account or annuity subject to Section 4975 of the Code or any other employee benefit plan (within the meaning of Section 3(3) of ERISA), whether or not subject to ERISA.

“Plan Assets” has the meaning given to such term by Section 3(42) of ERISA and regulations issued by the U.S. Department of Labor, but also includes assets of an employee benefit plan (within the meaning of Section 3(3) of ERISA) subject to Similar Laws.

“Pledge and Security Agreement” means that certain pledge and security agreement dated as of the Closing Date made by the Equityholder to the Trustee.

“Premium” means, with respect to any Note on any Redemption Date, any Redemption Premium, if applicable, or, with respect to any Redemption Date, the portion of the Redemption Price of the Notes being redeemed in excess of the Outstanding Principal Balance of the Notes being redeemed.

“Price” has the meaning set forth in Section 3.1 of the Purchase Agreements.

“Product” has the meaning set forth in Section 1.1 of the Purchase and Sale Agreement.

“Purchase Agreement” means that certain note purchase agreement dated the Closing Date among the Issuer, the Seller and the Purchaser party thereto.

“Purchase Agreements” means, collectively, each Purchase Agreement and the Other Agreements.

“Purchase and Sale Agreement” means that certain purchase and sale agreement dated as of the Closing Date between the Seller and the Issuer.

“Purchased Assets” has the meaning set forth in Section 1.1 of the Purchase and Sale Agreement.

“Purchase Price” has the meaning set forth in Section 2.2 of the Purchase and Sale Agreement.

“Purchaser” has the meaning set forth in Section 1.1 of the Purchase Agreements.

“Purchaser Indemnified Party” has the meaning set forth in Section 6.1 of the Purchase and Sale Agreement.

“QIB” means a qualified institutional buyer within the meaning of Rule 144A.

“Receiver” means any Person or Persons appointed as (and any additional Person or Persons appointed or substituted as) administrative receiver, receiver, manager or receiver and manager.

“Record Date” means, with respect to each Payment Date, the close of business on the fifteenth day preceding such Payment Date and, with respect to the date on which any Direction is to be given by the Noteholders, the close of business on the last Business Day prior to the solicitation of such Direction.

“Redemption” means any Optional Redemption and any other redemption of Notes described in Section 3.8(c) of the Indenture.

“Redemption Account” has the meaning set forth in Section 3.1(a) of the Indenture.

“Redemption Date” means the date, which may be any Business Day, on which Notes are redeemed pursuant to a Redemption; provided, however, that such Business Day in respect of the Original Class A Notes and any Additional Class A Notes may not be earlier than the later of (a) March 19, 2016 and (b) the Payment Date following the Payment Date on which the Milestone Payment of $15,000,000 related to the successful completion of FDA mandated studies for the Product has been applied to the payment of interest on and principal of the Notes pursuant to Section 3.6(a) of the Indenture.

“Redemption Premium” means, in the case of any Subordinated Notes or Refinancing Notes, the amount, if any, specified in the Resolution and set forth in any indenture supplemental to the Indenture to be paid in the event of a Redemption of such Subordinated Notes or Refinancing Notes separately from the Redemption Price.

“Redemption Price” means (a) in respect of an Optional Redemption of the Original Class A Notes and any Additional Class A Notes on any Redemption Date, an amount equal to the product of (x) the applicable Class A Redemption Percentage as set forth below and (y) the Outstanding Principal Balance of the Original Class A Notes and any Additional Class A Notes that are being redeemed on such Redemption Date, plus the accrued and unpaid interest to the Redemption Date on the Original Class A Notes and any Additional Class A Notes that are being redeemed:

Redemption Date	Class A Redemption Percentage
From and including March 19, 2016 to and including March 18, 2017	110.0000%
From and including March 19, 2017 to and including March 18, 2018	106.1250%
From and including March 19, 2018 to and including March 18, 2019	103.0625%
From and including March 19, 2019 and thereafter	100.0000%

and (b) in respect of any Subordinated Notes or Refinancing Notes, the redemption price, if any, plus the accrued and unpaid interest to the Redemption Date on the Subordinated Notes or Refinancing Notes, as the case may be, established by or pursuant to one or more Resolutions and set forth in any indenture supplemental to the Indenture providing for the issuance of such Notes or designated as such in the form of such Notes (any such Redemption Price in respect of any Subordinated Notes or Refinancing Notes may include a Redemption Premium, and any such Resolution and indenture supplemental to the Indenture may specify a separate Redemption Premium).

“Reference Date” means, with respect to each Interest Accrual Period for any Floating Rate Notes, the day that is two Business Days prior to the Payment Date on which such Interest Accrual Period commences; provided, however, that the Reference Date with respect to the initial Interest Accrual Period means the date that is two Business Days prior to the date of issuance of such Subordinated Notes or Refinancing Notes.

“Refinancing” has the meaning set forth in Section 2.15(a) of the Indenture.

“Refinancing Expenses” means all Transaction Expenses incurred in connection with an offering and issuance of Refinancing Notes.

“Refinancing Notes” means any series or class (or sub-class) of Notes issued by the Issuer under the Indenture at any time and from time to time after the Closing Date pursuant to Section 2.15 of the Indenture, the proceeds of which are used to refinance all, but not part, of the Outstanding Principal Balance of a class of Notes.

“Register” has the meaning set forth in Section 2.3(a) of the Indenture.

“Registrar” has the meaning set forth in Section 2.3(a) of the Indenture.

“Regulation S” means Regulation S under the Securities Act.

“Regulation S Global Note Exchange Date” means the date of exchange of any Temporary Regulation S Global Note for any Permanent Regulation S Global Note, which date shall be 40 days after the Closing Date (or, with respect to any Additional Class A Notes, any Subordinated Notes or any Refinancing Notes, 40 days after the date of issuance of such Additional Class A Notes, Subordinated Notes or Refinancing Notes).

“Regulation S Global Notes” has the meaning set forth in Section 2.1(b) of the Indenture.

“Relevant Calculation Date” has the meaning set forth in Section 3.4(a) of the Indenture.

“Relevant Information” means any information provided to the Trustee, the Calculation Agent or the Paying Agent in writing by any Service Provider retained from time to time by the Issuer pursuant to the Transaction Documents.

“Representatives” has the meaning set forth in Section 17.3 of the Purchase Agreements.

“Resolution” means a copy of a resolution certified by a Responsible Officer of the Issuer as having been duly adopted by the Issuer and being in full force and effect on the date of such certification.

“Responsible Officer” means (a) with respect to the Trustee, any officer within the Corporate Trust Office, including any principal, vice president, managing director, director, manager, associate or other officer of the Trustee customarily performing functions similar to those performed by any of the above-designated officers and also, with respect to a particular matter, any other officer to whom such matter is referred because of such officer’s knowledge and familiarity with the particular subject, (b) with respect to the Seller, any officer of the Seller, and (c) with respect to the Issuer, any officer of the Manager or person designated by the governing body of the Manager as a Responsible Officer for purposes of the Transaction Documents.

“Rule 144A” means Rule 144A under the Securities Act.

“S&P” means Standard & Poor’s Ratings Services, a Standard & Poor’s Financial Services LLC business, and any successor thereto or, if such division or its successor shall for any reason no longer perform the functions of a rating agency, “S&P” shall be deemed to refer to any other nationally recognized statistical rating organization (within the meaning ascribed thereto by the Exchange Act) designated by the Issuer.

“SEC” means the U.S. Securities and Exchange Commission.

“Secured Obligations” has the meaning set forth in the Granting Clause of the Indenture.

“Securities Act” means the U.S. Securities Act of 1933, as amended, and the regulations thereunder.

“Security Interest” means the security interest granted or expressed to be granted in the Collateral pursuant to the Granting Clause of the Indenture and in the Issuer Pledged Collateral pursuant to the Pledge and Security Agreement.

“Seller” means Alexza Pharmaceuticals, Inc., a Delaware corporation.

“Senior Claim” has the meaning set forth in Section 10.1(a) of the Indenture.

“Senior Class of Notes” means (a) so long as any Class A Notes are Outstanding, the Class A Notes, or (b) if no Class A Notes are Outstanding, the class or classes (or sub-class or sub-classes) of Subordinated Notes defined as such pursuant to the Resolution(s) and/or indenture(s) supplemental to the Indenture providing for the issuance of such Subordinated Notes.

“Senior Trustee” means the Trustee, acting in its capacity as the trustee of the Senior Class of Notes.

“Service Providers” means the Servicer, the Trustee, the Independent Member, the Calculation Agent, the Paying Agent, the Registrar, the Operating Bank and any outside law firm, accounting firm or other consultant providing services to the Issuer.

“Servicer” means the Seller, acting in its capacity as servicer pursuant to the Servicing Agreement (or any other Person appointed to succeed the Seller as such or any successor thereto pursuant to the Servicing Agreement).

“Servicer Termination Event” means any of the following events:

(a) the Seller shall resign as Servicer in accordance with the terms of the Servicing Agreement;

(b) the Servicer shall fail to pay any amount when due under the Servicing Agreement and such failure shall continue unremedied for five Business Days;

(c) the Servicer shall fail to deliver the Distribution Report and the other required accompanying materials with respect to any Payment Date in accordance with the provisions of the Servicing Agreement within five Business Days of the date such Distribution Report and the other required accompanying materials are required to be delivered under the Servicing Agreement; provided, however, that the Servicer shall have received in a timely manner any Calculation Report (unless the failure to receive such Calculation Report was due to the breach by the Servicer of Section 3.1(c)(vi) of the Servicing Agreement);

(d) the Servicer shall fail to carry out its obligations under Section 3.1(c)(ii) of the Servicing Agreement that shall have or reasonably be expected to have a material adverse effect on the Noteholders;

(e) the Servicer shall fail to carry out its obligations under Section 3.1(c)(v) or Section 3.1(c)(viii) of the Servicing Agreement;

(f) the Servicer shall fail to observe or perform in any material respect any of the covenants or agreements on the part of the Servicer contained in the Servicing Agreement (other than for which provision is made in clauses (a) through (e) above) and such failure shall continue unremedied for a period of 30 days after the date on which written notice of such failure requiring the same to be remedied shall have been given to the Servicer by the Trustee, and such failure continues to materially adversely affect the Noteholders for such period;

(g) (i) an admission in writing by the Servicer of its inability to pay its debts generally or a general assignment by the Servicer for the benefit of creditors, (ii) the filing of any petition or answer by the Servicer seeking to adjudicate itself as bankrupt or insolvent, or seeking for itself any liquidation, winding-up, reorganization, arrangement, adjustment, protection, relief or composition of the Servicer or its debts under any Applicable Law relating to bankruptcy, insolvency, receivership, winding-up, liquidation, reorganization, examination, relief of debtors or other similar Applicable Law now or hereafter in effect, or seeking, consenting to or acquiescing in the entry of an order for relief in any case under any such Applicable Law, or the appointment of or taking possession by a receiver, trustee, custodian, liquidator, examiner, assignee, sequestrator or other similar official for the Servicer or for any substantial part of its property, or (iii) corporate or other action taken by the Servicer to authorize any of the actions set forth in clause (i) or clause (ii) above;

(h) without the consent or acquiescence of the Servicer, the entering of an order for relief or approving a petition for relief or reorganization or any other petition seeking any reorganization, arrangement, composition, readjustment, liquidation, dissolution or other similar relief under any present or future bankruptcy, insolvency or similar Applicable Law, or the filing of any such petition against the Servicer, or, without the consent or acquiescence of the Servicer, the entering of an order appointing a trustee, custodian, receiver or liquidator of the Servicer or of all or any substantial part of the property of the Servicer, in each case where such petition or order shall remain unstayed or shall not have been stayed or dismissed within 90 days from entry thereof;

(i) the Servicer’s business activities are terminated by any Governmental Authority;

(j) a material adverse change occurs in the financial condition or operations of the Servicer that is a Material Adverse Change with respect to the ability of the Servicer to perform its obligations under the Servicing Agreement;

(k) an Event of Default shall have occurred, other than an Event of Default solely caused by the Trustee, the Calculation Agent, the Paying Agent or the Registrar failing to perform any of its respective obligations under any Transaction Document; or

(l) so long as the Seller is the Servicer, the Seller sells, contributes, assigns, transfers or conveys a majority of the Capital Securities of the Issuer to another Person or Persons that are not Affiliates of the Seller.

“Servicing Agreement” means that certain servicing agreement dated as of the Closing Date between the Issuer and the Seller.

“Servicing Fee” has the meaning set forth in Section 2.1 of the Servicing Agreement.

“Similar Laws” means Applicable Laws that are substantially similar to Title I of ERISA or Section 4975 of the Code that govern governmental, church or foreign plans.

“Solicitation Notice” has the meaning set forth in Section 4.17(c) of the Indenture.

“Solicitation Period” has the meaning set forth in Section 4.17(c) of the Indenture.

“Stated Rate of Interest” means, with respect to any class of the Notes for any Interest Accrual Period, the interest rate set forth in such class of Notes for such Interest Accrual Period.

“Subordinated Claim” has the meaning set forth in Section 10.1(a) of the Indenture.

“Subordinated Note Issuance” has the meaning set forth in Section 2.16(a) of the Indenture.

“Subordinated Notes” means any class (or sub-class) of Notes issued under the Indenture in such form as shall be authorized by a Resolution and set forth in any indenture supplemental to the Indenture in respect thereof pursuant to Section 2.16 of the Indenture and any Refinancing Notes issued to refinance the foregoing.

“Subsidiary” means, with respect to any Person, any other Person of which more than 50% of the outstanding Voting Securities of such other Person (irrespective of whether at the time Capital Securities of any other class or classes of such other Person shall or might have voting power upon the occurrence of any contingency) is at the time directly or indirectly owned or controlled by such Person, by such Person and one or more other Subsidiaries of such Person or by one or more other Subsidiaries of such Person.

“Taxes” means (a) any and all taxes, fees, levies, duties, tariffs, imposts and other charges of any kind (together with any and all interest, penalties, loss, damage, liability, expense, additions to tax and additional amounts or costs incurred or imposed with respect thereto) now or hereafter imposed, levied, collected, withheld or otherwise assessed by the U.S. or by any state, local, foreign or other Governmental Authority (or any subdivision or agency thereof) or other taxing authority, including taxes or other charges on or with respect to income, franchise, windfall or other profits, gross receipts, property, sales, use, capital stock, payroll, employment, social security, workers’ compensation, unemployment compensation or net worth and similar charges and taxes or other charges in the nature of excise, deduction, withholding, ad valorem, stamp, transfer, value added, taxes on goods and services, escheat, gains taxes, license, registration and documentation fees, customs duties, tariffs and similar charges, and (b) liability for such a tax that is imposed by reason of United States Treasury Regulation Section 1.1502-6 or similar provision of Applicable Law.

“Temporary Regulation S Global Note” has the meaning set forth in Section 2.1(b) of the Indenture.

“Territory” means the United States of America and its territories, districts, commonwealths and possessions, including the Commonwealth of Puerto Rico and the District of Columbia.

“Transaction Documents” means the Indenture, the Notes, the Purchase and Sale Agreement, the Bill of Sale, the Counterparty Instruction, the Servicing Agreement, the Pledge and Security Agreement and the Purchase Agreements, and each other agreement pursuant to which the Trustee (or its agent) is granted a Lien to secure the obligations under the Indenture or the Notes.

“Transaction Expenses” means the out-of-pocket expenses payable by the Issuer in connection with (a) the issuance of the Original Class A Notes, including placement fees, any initial fees payable to Service Providers and the reasonable, documented fees and expenses (not to exceed any amount agreed upon between the Placement Agent and the Seller) of Pillsbury Winthrop Shaw Pittman LLP, special counsel to the Noteholders in connection with the offering and issuance of the Original Class A Notes, and (b) the offering and issuance of any Additional Class A Notes, any Subordinated Notes or any Refinancing Notes.

“Trustee” means U.S. Bank National Association, a national banking association, as initial trustee of the Notes under the Indenture, and any successor appointed in accordance with the terms of the Indenture; provided, that, for purposes of Section 3.1(b) of the Indenture, “Trustee” means U.S. Bank National Association, a national banking association, as the Operating Bank and/or initial trustee of the Notes under the Indenture, as the context may require.

“Trustee Closing Account” means the account of the Issuer maintained with the Trustee at U.S. Bank National Association, ABA No. 091 000 022, Account No. 1731 0332 1092, Ref. Atlas PhaRMA Sr. Sec. Notes, Attention: Josh Tripi.

“Trust Indenture Act” means the U.S. Trust Indenture Act of 1939, as amended, and the regulations thereunder.

“UCC” means the Uniform Commercial Code as in effect from time to time in the State of New York; provided, that, if, with respect to any financing statement or by reason of any provisions of Applicable Law, the perfection or the effect of perfection or non-perfection of the Liens granted to the Trustee pursuant to the applicable Transaction Document is governed by the Uniform Commercial Code as in effect in a jurisdiction of the United States other than the State of New York, then “UCC” means the Uniform Commercial Code as in effect from time to time in such other jurisdiction for purposes of the provisions of each Transaction Document and any financing statement relating to such perfection or effect of perfection or non-perfection.

“United States Treasury” means the U.S. Department of the Treasury.

“U.S.” or “United States” means the United States of America, its 50 states, each territory thereof and the District of Columbia.

“U.S. Person” means a U.S. person within the meaning of Regulation S.

“Voluntary Bankruptcy” means (a) an admission in writing by the Issuer of its inability to pay its debts generally or a general assignment by the Issuer for the benefit of creditors, (b) the filing of any petition or answer by the Issuer seeking to adjudicate itself as bankrupt or insolvent, or seeking for itself any liquidation, winding-up, reorganization, arrangement, adjustment, protection, relief or composition of the Issuer or its debts under any Applicable Law relating to bankruptcy, insolvency, receivership, winding-up, liquidation, reorganization, examination, relief of debtors or other similar Applicable Law now or hereafter in effect, or seeking, consenting to or acquiescing in the entry of an order for relief in any case under any such Applicable Law, or the appointment of or taking possession by a receiver, trustee, custodian, liquidator, examiner, assignee, sequestrator or other similar official for the Issuer or for any substantial part of its property, or (c) limited liability company action taken by the Issuer to authorize any of the actions set forth in clause (a) or clause (b) above.

“Voting Securities” means, with respect to any Person, Capital Securities of any class or kind ordinarily having the power to vote for the election of directors, managers or other voting members of the governing body of such Person.

EXHIBIT A

FORM OF CLASS A NOTE

{INSERT THE APPLICABLE LEGEND(S) SET FORTH IN SECTION 2.2}

ATLAS U.S. ROYALTY, LLC

Atlas PhaRMASM Senior Secured 12.25% Notes due 2027

Class A

No.	CUSIP:

U.S.$

ATLAS U.S. ROYALTY, LLC, a limited liability company organized under the laws of the State of Delaware (herein referred to as the “Issuer”), for value received, hereby promises to pay to CEDE & CO., or registered assigns, the principal amount set forth on Schedule I hereto on or before March 15, 2027 (the “Final Legal Maturity Date”) and to pay interest quarterly on the Outstanding Principal Balance hereof at a rate per annum equal to 12.25% (the “Stated Rate of Interest”), from the date hereof until the Outstanding Principal Balance hereof is paid or duly provided for, which interest shall be due and payable on each Payment Date; provided, that, with respect to any Payment Date (other than the Final Legal Maturity Date), any such interest in excess of the portion of the Available Collections Amount available to pay such interest on such Payment Date and funds in the Interest Reserve Account and the Capital Account (and available for interest payments pursuant to Section 3.7 of the Indenture (as defined below)) shall be payable in full not later than the succeeding Payment Date (together with Additional Interest thereon). Interest on this Note in each Interest Accrual Period shall be calculated on the basis of a 360-day year consisting of twelve 30-day months. If this Note is issued in the form of a Global Note, in accordance with the requirements of DTC, the Issuer will cause the Trustee to authenticate an additional Note or additional Notes in the appropriate principal amount such that neither this Note nor any other such Note may exceed an aggregate principal amount of U.S. $500,000,000 at any time.

This Note is a duly authorized issue of Notes of the Issuer, designated as its “Atlas PhaRMASM Senior Secured 12.25% Notes due 2027”, issued under the Indenture dated as of March 18, 2014 (as amended, restated, supplemented or otherwise modified from time to time in accordance with the terms thereof, the “Indenture”), by and between the Issuer and U.S. Bank National Association, a national banking association, as trustee (including any successor appointed in accordance with the terms of the Indenture, the “Trustee”). The Indenture also provides for the issuance of Additional Class A Notes, Refinancing Notes and Subordinated Notes. All capitalized terms used in this Note and not defined herein shall have the respective meanings assigned to such terms in the Indenture. Reference is made to the Indenture and all indentures supplemental thereto for a statement of the respective rights and obligations thereunder of the Issuer, the Trustee and the Noteholders. This Note is subject to all terms of the Indenture.

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The Issuer will pay the Outstanding Principal Balance of this Note on or prior to the Final Legal Maturity Date on the Payment Date specified in the Indenture, subject to the availability of the Available Collections Amount therefor after making payments entitled to priority under Section 3.6 of the Indenture.

The indebtedness evidenced by the Original Class A Notes and any Additional Class A Notes is, to the extent and in the manner provided in the Indenture, senior in right of payment to the right of payment of the Subordinated Notes, and this Note is issued subject to such provisions. The maturity of this Note is subject to acceleration upon the occurrence and during the continuance of the Events of Default specified in the Indenture.

The Issuer may redeem all or part of the Outstanding Principal Balance of this Note prior to the Final Legal Maturity Date on any Redemption Date, in the amounts and under the circumstances specified in the Indenture.

Any amount of Premium or interest on this Note that is not paid when due shall, to the fullest extent permitted by Applicable Law, bear interest (“Additional Interest”) at an interest rate per annum equal to the Stated Rate of Interest from the date when due until such amount is paid or duly provided for, compounded quarterly and payable on the succeeding Payment Date, subject to the availability of the Available Collections Amount therefor (and, to the extent provided in Section 3.7, the Interest Reserve Account and the Capital Account) after making payments entitled to priority under Section 3.6 of the Indenture.

This Note is and will be secured by the Collateral and the Issuer Pledged Equity pledged as security therefor as provided in the Indenture and the Pledge and Security Agreement, respectively.

Subject to and in accordance with the terms of the Indenture, there will be distributed quarterly from the Collection Account on each Payment Date, to the Person in whose name this Note is registered at the close of business on the Record Date with respect to such Payment Date, in the manner specified in Section 3.6 of the Indenture, such Person’s pro rata share (based on the aggregate percentage of the Outstanding Principal Balance of the Original Class A Notes or any Additional Class A Notes, as the case may be, held by such Person) of the aggregate amount distributable to all Noteholders of Original Class A Notes or Additional Class A Notes, as the case may be, on such Payment Date.

All amounts payable in respect of this Note shall be payable in Dollars in the manner provided in the Indenture to the Noteholder hereof on the Record Date relating to such payment. The final payment with respect to this Note, however, shall be made only upon presentation and surrender of this Note by the Noteholder or its agent at an office or agency of the Trustee or Paying Agent in New York City. At such time, if any, as this Note is issued in the form of one or more Definitive Notes, payments on a Payment Date shall be made by check mailed to each Noteholder of such a Definitive Note on the applicable Record Date at its address appearing on the Register maintained with respect to the Original Class A Notes or any Additional Class A Notes, as the case may be. Alternatively, upon application in writing to the Trustee or other Paying Agent, not later than the applicable Record Date, by a Noteholder, any such payments shall be made by wire transfer to an account designated by such Noteholder at a financial

A-2

institution in New York City; provided, that, in each case, the final payment with respect to any such Definitive Note shall be made only upon presentation and surrender of such Definitive Note by the Noteholder or its agent at an office or agency of the Trustee or Paying Agent in New York City. Notwithstanding the foregoing, payments in respect of this Note issued in the form of a Global Note (including principal, Premium, if any, and interest) shall be made by wire transfer of immediately available funds to the account specified by DTC. Any reduction in the Outstanding Principal Balance of this Note (or any one or more predecessor Class A Notes) effected by any payments made on any Payment Date shall be binding upon all future Noteholders of this Note and of any Class A Note issued upon the registration of transfer of, in exchange or in lieu of or upon the refinancing of this Note, whether or not noted hereon.

The Noteholder of this Note agrees, by acceptance hereof, to pay over to the Trustee any money (including principal, Premium, if any, and interest) paid to it in respect of this Note in the event that the Trustee, acting in good faith, determines subsequently that such monies were not paid in accordance with the priority of payment provisions of the Indenture or as a result of any other mistake of fact or law on the part of the Trustee in making such payment.

This Note is issuable only in registered form. A Noteholder or Beneficial Holder may transfer this Note or a Beneficial Interest herein only by delivery of a written application to the Registrar stating the name of the proposed transferee and otherwise complying with the terms of the Indenture. No such transfer shall be effected until, and such transferee shall succeed to the rights of a Noteholder only upon, final acceptance and registration of the transfer by the Registrar in the Register. When this Note is presented to the Registrar with a request to register the transfer or to exchange it for an equal principal amount of Original Class A Notes or Additional Class A Notes, as the case may be, of other authorized denominations, the Registrar shall register the transfer or make the exchange as requested if its requirements for such transactions are met (including, in the case of a transfer, that such Note is duly endorsed or accompanied by a written instrument of transfer in form satisfactory to the Trustee and Registrar duly executed by the Noteholder thereof or by an attorney who is authorized in writing to act on behalf of the Noteholder). No service charge shall be made for any registration of transfer or exchange of this Note, but the party requesting such new Original Class A Note or Original Class A Notes or Additional Class A Note or Additional Class A Notes, as the case may be, may be required to pay a sum sufficient to cover any transfer Tax or similar governmental charge payable in connection therewith.

Prior to the registration of transfer of this Note, the Issuer and the Trustee may deem and treat the Person in whose name this Note (as of the day of determination or as of such other date as may be specified in the Indenture) is registered as the absolute owner and Noteholder hereof for the purpose of receiving payment of all amounts payable with respect to this Note and for all other purposes, and neither the Issuer nor the Trustee shall be affected by notice to the contrary.

Subject to Section 3.6(b) of the Indenture, the Indenture permits the amendment or modification of the Indenture and the Original Class A Notes and any Additional Class A Notes by the Issuer with the consent of the Noteholders holding a majority of the Outstanding Principal Balance of the Notes (voting or acting as a single class); provided, however, that if there shall be Notes of more than one class Outstanding and if a proposed amendment, modification, consent or waiver shall directly affect the rights of Noteholders of one or more, but less than all, of such

A-3

classes, then the consent only of the Noteholders holding a majority of the Outstanding Principal Balance of each affected class of Notes, each voting or acting as a single class, shall be required; provided, further, however, that no amendment or modification of the Indenture, the Original Class A Notes or any Additional Class A Notes may, without the consent of Noteholders holding 100% of the Outstanding Principal Balance of the class or series of Notes affected thereby, (i) reduce the percentage of any such series or class of Notes required to take or approve any action under the Indenture, (ii) reduce the amount or change the time of payment of any amount owing or payable with respect to any such class or series of Notes (including pursuant to any Redemption) or change the rate of interest or change the manner of calculation of interest payable with respect to any such class or series of Notes, (iii) alter or modify in any adverse respect the provisions of the Indenture with respect to the Collateral for the Notes, the provisions of the Pledge and Security Agreement with respect to the related Issuer Pledged Collateral for the Notes or the manner of payment or the order of priority in which payments or distributions under the Indenture will be made as between the Noteholders of such Notes and the Issuer or as among the Noteholders (including pursuant to Section 3.6 of the Indenture), (iv) consent to any assignment of the Issuer’s rights to a party other than the Trustee for the benefit of the Noteholders or (v) alter the provisions relating to the Interest Reserve Account in a manner adverse to any Noteholder. Any such amendment or modification shall be binding on every Noteholder hereof, whether or not notation thereof is made upon this Note.

The subordination provisions contained in Article X of the Indenture may not be amended or modified without the consent of Noteholders holding 100% of the Outstanding Principal Balance of the class of Notes affected thereby.

The Indenture also contains provisions permitting the Noteholders holding a majority of the Outstanding Principal Balance of the Senior Class of Notes to waive compliance by the Issuer with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver shall be conclusive and binding upon all present and future Noteholders of this Note and of any Note issued upon the registration of transfer of, in exchange or in lieu of or upon the refinancing of this Note, whether or not notation of such consent or waiver is made upon this Note.

The Original Class A Notes and any Additional Class A Notes are issuable only in registered form in denominations as provided in the Indenture, subject to certain limitations therein set forth.

THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL SUBSTANTIVE LAWS OF THE STATE OF NEW YORK WITHOUT REFERENCE TO THE RULES THEREOF RELATING TO CONFLICTS OF LAW OTHER THAN SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK, AND THE OBLIGATIONS, RIGHTS AND REMEDIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

The enforceability against the Issuer of the obligations of the Issuer under the Indenture and under the Notes shall be limited to the assets of the Issuer, whether tangible or intangible, real or personal (including the Collateral) and the proceeds thereof. Once all such assets have been realized upon and such assets (and proceeds thereof) have been applied in accordance with

A-4

Article III of the Indenture, any outstanding obligations of the Issuer shall be extinguished. Each of the parties to the Indenture shall take no action against any employee, director, officer or administrator of the Issuer, the Equityholder or the Trustee in relation to the Indenture; provided, that nothing therein shall limit the Issuer (or its permitted successors or assigns, including any party thereto that becomes such a successor or assign) from pursuing claims, if any, against any such Person. The provisions of Section 12.14 of the Indenture shall survive termination of the Indenture; provided, further, that the foregoing shall not in any way limit, impair or otherwise affect any rights of the Trustee or the Noteholders to proceed against any such Person (a) for intentional and willful fraud or intentional and willful misrepresentations on the part of or by such Person or (b) for the receipt of any distributions or payments to which the Issuer or any successor in interest is entitled, other than distributions expressly permitted pursuant to the Indenture and the other Transaction Documents.

Unless the certificate of authentication hereon has been executed by the Trustee whose name appears below by manual signature, this Note shall not be entitled to any benefit under the Indenture, or be valid or obligatory for any purpose.

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IN WITNESS WHEREOF, the Issuer has caused this Note to be signed manually or by facsimile by its duly authorized Manager.

Date: { }, 20{ }	ATLAS U.S. ROYALTY, LLC

	By:	Alexza Pharmaceuticals, Inc., its Manager

By:
Name:
Title:

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This Note is one of the Atlas PhaRMASM Senior Secured 12.25% Notes due 2027 designated above and referred to in the within-mentioned indenture.

Date: { }, 20{ }	U.S. BANK NATIONAL ASSOCIATION, as Trustee

By:
Authorized Signatory

A-6

FORM OF TRANSFER NOTICE

FOR VALUE RECEIVED the undersigned registered holder hereby sell(s), assign(s) and transfer(s) unto

Insert Taxpayer Identification No.

(Please print or typewrite name and address including zip code of assignee)

the within Note and all rights thereunder, hereby irrevocably constituting and appointing                                                          attorney to transfer said Note on the books of the Issuer with full power of substitution in the premises.

Date	Signature of Transferor

NOTE: The signature to this assignment must correspond with the name as written upon the face of the within-mentioned instrument in every particular, without alteration or any change whatsoever.

{THE FOLLOWING PROVISIONS TO BE INCLUDED ON ALL NOTES}

In connection with any transfer of the within-mentioned Note, the undersigned confirms that:

{Check One}

☐ (a) the within-mentioned Note is being transferred in compliance with the exemption from registration under the Securities Act provided by Rule 144A thereunder

☐ (b) the within-mentioned Note is being transferred other than in accordance with clause (a) above and documents are being furnished that comply with the conditions of transfer set forth in the within-mentioned Note and the Indenture

If neither of the foregoing boxes is checked, the Trustee or other Registrar shall not be obligated to register the within-mentioned Note in the name of any Person other than the Noteholder hereof unless and until the conditions to any such transfer of registration set forth herein and in Section 2.11 of the Indenture shall have been satisfied.

Date	NOTICE: The signature to this assignment must correspond with the name as written upon the face of the within-mentioned instrument in every particular, without alteration or any change whatsoever.

A-7

TO BE COMPLETED BY PURCHASER IF CLAUSE (a) ABOVE IS CHECKED.

The undersigned represents and warrants that it is purchasing the within-mentioned Note for its own account or an account with respect to which it exercises sole investment discretion and that each of it and any such account is a “qualified institutional buyer” (within the meaning of Rule 144A) and is aware that the sale to it is being made in reliance on Rule 144A and acknowledges that it has received such information regarding the Issuer as the undersigned has requested pursuant to Rule 144A or has determined not to request such information and that it is aware that the transferor is relying upon the undersigned’s foregoing representations in order to claim the exemption from registration provided by Rule 144A.

Dated:

Executive Officer

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SCHEDULE I

ATLAS U.S. ROYALTY, LLC

Atlas PhaRMASM Senior Secured 12.25% Notes due 2027

No.

Date	Principal Amount	Notation Explaining Principal Amount Recorded	Authorized Signature of Trustee or Custodian

A-9

EXHIBIT B

FORM OF CONFIDENTIALITY AGREEMENT

Atlas U.S. Royalty, LLC

c/o Alexza Pharmaceuticals, Inc.

2091 Stierlin Court

Mountain View, California 94043

CONFIDENTIALITY AGREEMENT

In connection with our possible interest in the purchase of the Atlas PhaRMASM Senior Secured Notes (the “Notes”) of Atlas U.S. Royalty, LLC, a Delaware limited liability company (the “Company”) (the “Transaction”), we have requested a copy of the Private Placement Memorandum relating to the Notes (the “Memorandum”). In addition to receiving the Memorandum, we may also request that you or your directors, officers, managers, members, partners, employees, affiliates, assigns, representatives (including, without limitation, financial advisors, attorneys and accountants), investors, agents or similar persons or entities (collectively, “your Representatives”) furnish us or our directors, officers, managers, members, partners, employees, affiliates, assigns, representatives (including, without limitation, financial advisors, attorneys and accountants), investors, agents or similar persons or entities (collectively, “our Representatives”) with certain information relating to the Company and its affiliates, the Transaction and the assets being acquired by the Company from Alexza Pharmaceuticals, Inc., a Delaware corporation (the “Seller”). All such information (whether written, visual or oral, and whether tangible or electronic) furnished on or after the date hereof by you or your Representatives (including any such information provided in a dataroom via IntraLinks or otherwise) to us or our Representatives, including, without limitation, the Memorandum, any agreements between the Seller and Teva Pharmaceuticals USA, Inc. (“Counterparty”), any reports or other information required to be delivered thereunder, and any materials containing, based on or derived from any such information (including, without limitation, any financial models or other analyses, compilations, forecasts, studies or other documents based thereon) prepared by us or our Representatives in connection with our or our Representatives’ review of, or our interest in, the Transaction is hereinafter referred to as the “Information”. The term Information will not, however, include information that (i) is already known by us at the time that such information is disclosed (unless such information was disclosed to us under a confidentiality agreement), (ii) is or thereafter becomes available in the public domain, other than by breach by us or our Representatives of our obligations hereunder, (iii) is obtainable by us from another source without, to our knowledge, breach of such source’s obligations of confidentiality to you or (iv) is independently developed by our Representatives who have not had access to such information, as can be demonstrated by written evidence.

As a condition to receiving the Information, we hereby agree as follows:

1. We hereby agree, and agree to cause our Representatives, (i) to keep the Information confidential, (ii) to use the Information solely for the purpose of evaluating, entering into, monitoring or enforcing the Transaction and (iii) not to, without your prior written consent, disclose any Information in any manner whatsoever; provided, however, that we may reveal the

Information to (a) our Representatives who need to know the Information for the purpose of evaluating, entering into, monitoring or enforcing the Transaction or (b) third parties in order to comply with any applicable law, rule, regulation or legal process or pursuant to requests of governmental authorities or regulatory agencies having oversight over us or our Representatives, and only after compliance with paragraph 3 below, provided, that all of such persons and entities listed in clause (a) above shall agree to keep such Information confidential, and only to use such Information, on terms that are substantially the same as the terms we are subject to herein, and, provided, further, that we shall be wholly responsible for the full compliance of such confidentiality agreement by any of the persons or entities listed in clause (a) above to which we disclosed Information. Notwithstanding and without limitation of the foregoing, we and our Representatives agree not to reveal Information to advisors who are principally engaged in the business of investment banking, capital markets or securitization of financial assets without the prior written consent of your Representative, Morgan Stanley & Co. LLC (“Morgan Stanley”).

2. We hereby agree, and agree to cause our Representatives, whether or not the Transaction is consummated, not to (except as required by applicable law, rule, regulation or legal process or pursuant to requests of governmental authorities or regulatory agencies having oversight over us or our Representatives, and only after compliance with paragraph 3 below), without your prior written consent, disclose to any person or entity the fact that the Information or the Transaction exists or has been made available, that we are considering the Transaction, that (if prior to consummation of the Transaction) you are considering the Transaction, or that discussions or negotiations are taking or have taken place concerning the Transaction or any term, condition or other fact relating to the Transaction or such discussions or negotiations, including, without limitation, the status thereof.

3. In the event that we or any of our Representatives are required by applicable law, rule, regulation or legal process or pursuant to requests of governmental authorities or regulatory agencies having oversight over us or our Representatives to disclose any of the Information, we agree to notify you promptly (unless such notice is not permitted by applicable law, rule or regulation) so that you may seek, at your own expense, a protective order or other appropriate remedy or, in your sole discretion, waive compliance with the terms of this Confidentiality Agreement. In the event that no such protective order or other remedy is obtained, or that you do not waive compliance with the terms of this Confidentiality Agreement, we agree to furnish only that portion of the Information that we are advised by counsel (which may be internal counsel) is legally required and will exercise all commercially reasonable efforts to obtain reliable assurance that confidential treatment will be accorded the Information.

4. If we determine not to proceed with the Transaction or we cease to have an interest arising from the Transaction, we will promptly inform you of that decision or event and, in that case, and at any time upon your request or the request of any of your Representatives, we and our Representatives agree to (i) promptly deliver to you all copies of the Information in our possession (except as described in the following proviso), (ii) promptly destroy all copies of any written Information (whether in tangible or electronic form, or otherwise) that we and our Representatives have created, including, without limitation, any notes we have taken on any discussions with you or your Representatives, and upon your request such destruction shall be certified in writing (including, without limitation, via email) to you by an authorized officer supervising such destruction (provided in each case that an appropriate person within our organization may retain one copy of the Information, subject to the provisions of this Confidentiality Agreement, if required to comply with internal record retention policies or regulatory considerations, in which case, regardless of paragraph 16 below, the confidentiality provisions of this Confidentiality Agreement will continue to apply to such Information for so long as it is retained by such person or any other of our Representatives) and (iii) certify that clauses (i) and (ii) above have been complied with. Any visual, oral or other Information not returned to you or destroyed in accordance with the preceding sentence will continue to be subject to the terms of this Confidentiality Agreement, regardless of paragraph 16 below.

5. We acknowledge that you have not updated, and have no obligation to update, the Memorandum in any respect for events, developments or circumstances. We further acknowledge that neither you nor any of your Representatives, nor any of your or their respective officers, directors, managers, members, partners, employees, agents or controlling persons within the meaning of Section 20 of the U.S. Securities Exchange Act of 1934, as amended, makes any express or implied representation or warranty as to the accuracy or completeness of the Information, and we agree that no such person or entity will have any liability relating to the Information or for any errors therein or omissions therefrom. We further agree that we are not entitled to rely on the accuracy or completeness of the Information.

6. We acknowledge that we are aware of the restrictions imposed by the United States securities laws on the purchase or sale of securities of an issuer or an affiliate or controlling person of the issuer while in possession of material, non-public information and on the communication of such information to any other person or entity. We represent that we maintain effective internal procedures with respect to maintaining the confidentiality and use of the Information and that we will not use the Information for any purpose in violation of United States securities laws or any other applicable laws. We further represent that we are a qualified institutional buyer (as defined in Rule 144A under the U.S. Securities Act of 1933, as amended (the “Securities Act”)) or a non-U.S. person within the meaning of Regulation S under the Securities Act that is also an institutional accredited investor (as defined in subparagraph (a) (1), (2), (3) or (7) of Rule 501 under the Securities Act of 1933, as amended) and acknowledge and agree that, by our purchase of any Notes, we will be deemed to have made the representations, agreements and acknowledgments set forth in the Memorandum under “Transfer Restrictions”.

7. We represent and warrant that (i) we are not, and will not become, a partnership, Subchapter S corporation or grantor trust for U.S. federal income tax purposes or (ii) we are or may become a partnership, Subchapter S corporation or grantor trust for U.S. federal income tax purposes but (A) none of the direct or indirect beneficial owners of any of our interests have allowed or caused, or will allow or cause, 50% or more of the value of such interests to be attributable to the ownership of Notes plus the ownership, if any, of equity of the Company or (B) such partnership, Subchapter S corporation or grantor trust was not formed with a principal purpose of permitting the Company to satisfy the 100-partner limitation in Treasury Regulation Section 1.7704-1(h)(1)(ii).

8. We agree that, at any time prior to your consummation of the Transaction, (i) you reserve the right, in your sole discretion, to change the terms of the Transaction at any time without prior notice to us or any other person or entity, to reject any and all proposals or offers made by us or any of our Representatives with regard to the Transaction, and to terminate discussions and negotiations with us at any time and for any reason, and (ii) you will not have any liability to us with respect to the Transaction, whether by virtue of this Confidentiality Agreement, any other written or oral expression with respect to the Transaction or otherwise.

9. We acknowledge that remedies at law may be inadequate to protect you against any actual or threatened breach of this Confidentiality Agreement by us or our Representatives, and, without prejudice to any other rights and remedies otherwise available to you, we agree to permit you to seek the granting of injunctive relief in your favor without proof of actual damages.

10. We acknowledge and agree that each of the Seller, Counterparty and Morgan Stanley is a third party beneficiary of this Confidentiality Agreement and shall have the right to enforce any provision of this Confidentiality Agreement.

11. We acknowledge and agree that neither this Confidentiality Agreement nor any disclosure of Information made hereunder by you shall be construed, deemed or interpreted, by implication or otherwise, to vest in us or our Representatives any license or other ownership rights in, to or under any of such Information or other copyrights, intellectual property, know-how, moral rights, trade secrets, trademark rights or other proprietary rights whatsoever.

12. We agree that no failure or delay by you in exercising any right, power or privilege hereunder will operate as a waiver thereof, nor will any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any right, power or privilege hereunder.

13. This Confidentiality Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

14. This Confidentiality Agreement shall be governed by, and construed, interpreted and enforced in accordance with, the laws of the State of New York, without giving effect to the principles of conflicts of law thereof (other than the provisions of Section 5-1401 of the General Obligations Law of the State of New York).

15. This Confidentiality Agreement contains the entire agreement between you and us, and supersedes all prior agreements and understandings, whether written or oral, between you and us, concerning the confidentiality of the Information, and no modifications of this Confidentiality Agreement or waiver of the terms and conditions hereof will be binding upon you or us, unless approved in writing by each of you and us.

16. This Confidentiality Agreement will terminate (i) if we do not proceed with the Transaction, 24 months after the date hereof, and (ii) if we do proceed with the Transaction, 24 months from the date we cease to have an interest arising from the Transaction, whether through a sale of our interest, the maturity or repayment of our interest or otherwise; provided, however, that with respect to disclosure of any Information delivered pursuant to any agreements between the Seller and Counterparty, we agree to be bound by any similar terms of confidentiality and non-use at least as stringent as those set forth in such agreements.

17. If we propose to purchase, transfer, sell or otherwise dispose of any of our interest at any time, we agree to (i) abide by any transfer restrictions described in the Memorandum, (ii) inform any proposed transferee of such interest of any such transfer restrictions, including, without limitation, any requirement that such proposed transferee execute a confidentiality agreement, and (iii) not furnish any Information to such proposed transferee. We acknowledge that the servicer for the Transaction shall be responsible for the delivery of all Information to any such prospective transferee following execution by such prospective transferee of an appropriate confidentiality agreement.

18. This Confidentiality Agreement may be executed by facsimile signature and such facsimile signature shall be deemed an original. This Confidentiality Agreement may be executed in one or more counterparts by the parties hereto, and each such counterpart shall be considered an original and all such counterparts shall constitute one and the same instrument.

Very truly yours,

{Please insert prospective purchaser’s name on line above}

By:
Name:
Title:
Address:
Date:

Accepted and agreed as of the date first written above:

ATLAS U.S. ROYALTY, LLC

By:	Alexza Pharmaceuticals, Inc., its Manager

By:
Name:
Title:

EXHIBIT C

AGENTS FOR SERVICE OF PROCESS

Party	Jurisdiction	Appointed Agent
Atlas U.S. Royalty, LLC	Delaware	National Corporate Research, Ltd.

C-1

EXHIBIT D

COVERAGE OF DISTRIBUTION REPORT

(a)	Analysis of activity in each Account from the Calculation Date preceding the prior Payment Date (or, with respect to the first Payment Date, from the Closing Date) (the “Preceding Calculation Date”) to the Calculation Date preceding the current Payment Date (the “Current Calculation Date”):

(i)	Balance on deposit in each Account on the Preceding Calculation Date

(ii)	Deposits into each Account from but excluding the Preceding Calculation Date to and including the Current Calculation Date

(iii)	Withdrawals from each Account from but excluding the Preceding Calculation Date to and including the Current Calculation Date, including identification of any Note payments pursuant to Section 2.5(d) of the Indenture and payments of Expenses pursuant to Section 3.6(c) of the Indenture

(iv)	Balance on deposit in each Account on the Current Calculation Date

(b)	Amount, if any, to be transferred from the Interest Reserve Account to the Collection Account or to the Equityholder on the current Payment Date

(c)	Payments on the current Payment Date:

(i)	Taxes, if any

(ii)	Expense payments (including normal and routine bank fees) payable on the Current Calculation Date

(iii)	Interest Amount

(iv)	Additional Interest, if any

(v)	Principal payments, if any

(d)	Outstanding Principal Balance:

(i)	Opening Outstanding Principal Balance

(ii)	Principal payments, if any, made on the current Payment Date

(iii)	Closing Outstanding Principal Balance

(e)	Amount distributed to the Issuer from the Collection Account, if any, with respect to the current Payment Date

(f)	A withholding obligation may be included

(g)	Appropriate modifications will be made to contemplate any Refinancing Notes and/or Subordinated Notes

D-1

EXHIBIT E

UCC FINANCING STATEMENTS

1.	A Form UCC-1 Financing Statement will be filed with the Secretary of State of the State of Delaware naming the Issuer as debtor and the Trustee as secured party.

E-1

EXHIBIT F

FORM OF CERTIFICATE OF EUROCLEAR OR CLEARSTREAM FOR

PERMANENT REGULATION S GLOBAL NOTE

                    , 20

U.S. Bank National Association,

    as Trustee

One Federal Street, 3rd Floor

Boston, Massachusetts 02110

Attention: Corporate Trust Services (Atlas U.S. Royalty, LLC)

Atlas U.S. Royalty, LLC

c/o Alexza Pharmaceuticals, Inc.

2091 Stierlin Court

Mountain View, California 94043

Attention: Chief Financial Officer

Re:	Atlas U.S. Royalty, LLC (the “Issuer”)

Ladies and Gentlemen:

This letter relates to U.S.$                     principal amount of Atlas PhaRMASM Senior Secured 12.25% Notes due 2027 of the Issuer (the “Notes”) represented by a Note that bears a legend (the “Legended Note”) outlining restrictions upon transfer of such Legended Note. Pursuant to Section 2.1 of the Indenture dated as of March 18, 2014 (the “Indenture”) relating to the Notes and certain other classes of notes of the Issuer, we hereby certify that we are (or we will hold such securities on behalf of) an Institutional Accredited Investor (as defined in the Indenture) outside the United States to whom the Notes may be transferred in accordance with Rule 904 of Regulation S promulgated under the U.S. Securities Act of 1933, as amended (“Regulation S”). Accordingly, you are hereby requested to exchange the Legended Note for a Permanent Regulation S Global Note (as defined in the Indenture) representing an identical principal amount of Notes, all in the manner provided for in the Indenture.

Each of you is entitled to rely upon this letter and is irrevocably authorized to produce this letter or a copy hereof to any interested party in any administrative or legal proceeding or official inquiry with respect to the matters covered hereby. Certain terms used in this certificate have the meanings set forth in Regulation S.

Very truly yours, {Euroclear Bank S.A./N.V.}{Clearstream Banking}

By:
Authorized Signatory

F-1

EXHIBIT G

FORM OF CERTIFICATE OF BENEFICIAL OWNER OF TEMPORARY

REGULATION S GLOBAL NOTE

Euroclear Bank S.A./N.V.

{Address}

AND/OR

Clearstream Banking

{Address}

Re:	Atlas U.S. Royalty, LLC (the “Issuer”)

Reference is hereby made to the Indenture, dated as of March 18, 2014 (the “Indenture”), made by and between the Issuer and U.S. Bank National Association, a national banking association, as trustee (the “Trustee”). Capitalized terms used but not defined herein shall have the meanings given to them in the Indenture.

This letter relates to U.S.$                     principal amount of Atlas PhaRMASM Senior Secured 12.25% Notes due 2027 that are held in the form of a Beneficial Interest in the Temporary Regulation S Global Note (CUSIP No.                     ) through DTC by the undersigned (the “Holder”) in the name of                     . The Holder of such Temporary Regulation S Global Note hereby requests the receipt of payments due and payable on the applicable Payment Date pursuant to Section 2.5 of the Indenture.

The Holder hereby represents and warrants that it (i) is an Institutional Accredited Investor, (ii) is not a U.S. Person and (iii) does not hold the above-referenced Temporary Regulation S Global Note for the account or benefit of a U.S. Person (other than a distributor). Certain terms in this certificate not otherwise defined in the Indenture have the meanings given to them in Regulation S.

This certificate and the statements contained herein are made for your benefit and the benefit of the Paying Agent.

{Name of Holder}

By:
Name:
Title:

G-1

EXHIBIT H

FORM OF CERTIFICATE OF EUROCLEAR OR CLEARSTREAM FOR PAYMENTS

U.S. Bank National Association,

    as Paying Agent

One Federal Street, 3rd Floor

Boston, Massachusetts 02110

Attention: Corporate Trust Services (Atlas U.S. Royalty, LLC)

Re:	Atlas U.S. Royalty, LLC (the “Issuer”)

Reference is hereby made to the Indenture, dated as of March 18, 2014 (the “Indenture”), made by and between the Issuer and U.S. Bank National Association, a national banking association, as trustee (the “Trustee”). Capitalized terms used but not defined herein shall have the meanings given to them in the Indenture.

This letter relates to U.S.$                     principal amount of Atlas PhaRMASM Senior Secured 12.25% Notes due 2027 that are held in the form of a Beneficial Interest in the Temporary Regulation S Global Note (CUSIP No.                     ) through DTC by the undersigned (the “Holder”) in the name of                     . Certain Holders of the Beneficial Interests in such Temporary Regulation S Global Note have requested the receipt of payments due and payable on the applicable Payment Date pursuant to Section 2.5 of the Indenture.

We have received from such Holders certifications to the effect that they (i) are Institutional Accredited Investors, (ii) are not U.S. Persons and (iii) do not hold the above-referenced Temporary Regulation S Global Note for the account or benefit of U.S. Persons (other than distributors). Certain terms in this certificate not otherwise defined in the Indenture have the meanings given to them in Regulation S.

Accordingly, the Holders of the Beneficial Interests in the Temporary Regulation S Global Note are entitled to receive interest, principal and Premium, if any, in accordance with the terms of the Indenture in the amount of U.S.$            .

{Clearstream Banking}{Euroclear Bank S.A./N.V.}

By:
Name:
Title:

H-1

EXHIBIT I

FORM OF CERTIFICATE OF PROPOSED TRANSFEROR

                    , 20

U.S. Bank National Association,

    as Registrar

One Federal Street, 3rd Floor

Boston, Massachusetts 02110

Attention: Corporate Trust Services (Atlas U.S. Royalty, LLC)

Atlas U.S. Royalty, LLC

c/o Alexza Pharmaceuticals, Inc.

2091 Stierlin Court

Mountain View, California 94043

Attention: Chief Financial Officer

Re:	Atlas U.S. Royalty, LLC (the “Issuer”)

Ladies and Gentlemen:

In connection with our proposed sale of U.S.$                     aggregate principal amount of Atlas PhaRMASM Senior Secured 12.25% Notes due 2027 of the Issuer (the “Notes”), we confirm that such sale has been effected pursuant to and in accordance with Regulation S under the U.S. Securities Act of 1933, as amended (“Regulation S”) and, accordingly, we represent that:

(1) the offer of the Notes was not made to a person in the U.S.;

(2) at the time the buy order was originated, the transferee was an institutional accredited investor (as defined in subparagraph (a) (1), (2), (3) or (7) of Rule 501 under the U.S. Securities Act of 1933, as amended) outside the U.S. or we and any person acting on our behalf reasonably believed that the transferee was an institutional accredited investor outside the U.S.;

(3) no directed selling efforts have been made by us in the U.S. in contravention of the requirements of Rule 903(b) or Rule 904(b) of Regulation S, as applicable; and

(4) the transaction is not part of a plan or scheme to evade the registration requirements of the U.S. Securities Act of 1933.

Each of you is entitled to rely upon this letter and is irrevocably authorized to produce this letter or a copy hereof to any interested party in any administrative or legal proceeding or official inquiry with respect to the matters covered hereby. Certain terms used in this certificate have the meanings set forth in Regulation S.

Very truly yours, {Name of Transferor}

By:
Authorized Signatory

I-1

EXHIBIT J

FORM OF CERTIFICATE OF CERTAIN PROPOSED INSTITUTIONAL

ACCREDITED INVESTOR TRANSFEREES

                    , 20

U.S. Bank National Association,

    as Registrar

One Federal Street, 3rd Floor

Boston, Massachusetts 02110

Attention: Corporate Trust Services (Atlas U.S. Royalty, LLC)

Atlas U.S. Royalty, LLC

c/o Alexza Pharmaceuticals, Inc.

2091 Stierlin Court

Mountain View, California 94043

Attention: Chief Financial Officer

Ladies and Gentlemen:

In connection with our proposed purchase of Notes (the “Notes”) of Atlas U.S. Royalty, LLC (the “Issuer”), we confirm that:

1. We have received a copy of the Private Placement Memorandum dated March 3, 2014 (the “Memorandum”) relating to the Notes and such other information as we deem necessary in order to make our investment decision. We acknowledge that we have read and agreed to the matters stated in the section entitled “Transfer Restrictions” of such Memorandum and the restrictions on duplication and circulation of such Memorandum.

2. We understand that any subsequent transfer of the Notes is subject to certain restrictions and conditions set forth in the Memorandum under “Transfer Restrictions” and the undersigned agrees to be bound by, and not to resell, pledge or otherwise transfer the Notes except in compliance with, such restrictions and conditions and the U.S. Securities Act of 1933, as amended (the “Securities Act”).

3. We understand that the offer and sale of the Notes have not been registered under the Securities Act, that the Notes will only be in the form of definitive physical certificates and that the Notes may not be offered or sold except as permitted in the following sentence. We agree, on our own behalf and on behalf of any accounts for which we are acting as hereinafter stated, that, if we should sell any Notes in the future, we will do so only (1) (A) to the Issuer or any subsidiary thereof, (B) in accordance with Rule 144A under the Securities Act to a qualified institutional buyer (as defined therein) or (C) to an institutional accredited investor (as defined in Rule 501(a)(1), (2), (3) or (7) of Regulation D under the Securities Act) (“Institutional Accredited Investor”) in an offshore transaction in compliance with Rule 904 of Regulation S under the Securities Act, and we further agree to provide to any entity purchasing any of the Notes from us a notice advising such purchaser that resales of the Notes are restricted as stated herein and (2) in each case, in accordance with any applicable securities laws of any state in the U.S. or any other applicable jurisdiction and in accordance with the legend to be set forth in the Notes, which will reflect the substance of this paragraph.

J-1

4. We understand that, on any proposed resale of any Notes, we will be required to furnish to the Issuer and the Trustee such certifications, legal opinions and other information as the Issuer and the Trustee may reasonably require to confirm that the proposed sale complies with the foregoing restrictions.

5. We are an Institutional Accredited Investor and have such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of our investment in the Notes, and we and any accounts for which we are acting are able to bear the economic risks of our or their investment.

6. We are acquiring the Notes purchased by us for our own account or for one or more accounts (each of which is an Institutional Accredited Investor) as to each of which we exercise sole investment discretion.

7. We are not acquiring the Notes with a view to distribution thereof or with any present intention of offering or selling the Notes, except as permitted above, provided that the disposition of our property and property of any accounts for which we are acting as fiduciary shall remain at all times within our control.

You, the Issuer and the Trustee are entitled to rely upon this letter and are irrevocably authorized to produce this letter or a copy hereof to any interested party in any administrative or legal proceeding or official inquiry with respect to the matters covered hereby.

Very truly yours,

By:
Name:
Title

J-2

EXHIBIT K

FORM OF PORTFOLIO INTEREST CERTIFICATE

                                              hereby certifies that:

1.	It is (one must be checked):

(1)	a natural individual person;

(2)	treated as a corporation for U.S. federal income tax purposes;

(3)	disregarded for U.S. federal income tax purposes (in which case a copy of this certificate is completed and signed by its sole beneficial owner); or

(4)	treated as a partnership for U.S. federal income tax purposes (in which case each partner also has completed as to itself and signed a copy of this certificate and an appropriate IRS Form W-8, a copy of each of which is attached, or, if applicable, has completed as to itself and signed an IRS Form W-9, a copy of which is attached).

2.	It is not a bank, as such term is used in Section 881(c)(3)(A) of the Internal Revenue Code of 1986, as amended (the “Code”).

3.	It is not a 10-percent shareholder of Atlas U.S. Royalty, LLC (the “Issuer”) or Alexza Pharmaceuticals, Inc. (the “Equityholder”) within the meaning of Section 871(h)(3) of the Code or Section 881(c)(3)(B) of the Code.

4.	It is not a controlled foreign corporation that is related to the Issuer or the Equityholder within the meaning of Section 881(c)(3)(C) of the Code.

5.	Amounts received by it on the Atlas PhaRMASM Senior Secured 12.25% Notes due 2027 are not effectively connected with its conduct of a trade or business in the United States.

{Fill in name of holder}

By:
Name:
Title:
Date:

K-1